As filed with the Securities and Exchange Commission on April 25, 2007.

File No. 333-88493

File No. 811-09020

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 11

and/or

REGISTRATION STATEMENT

Under

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 15

C.M. Life Variable Life Separate Account I

(Exact Name of Registrant)

C.M. Life Insurance Company

(Name of Depositor)

100 Bright Meadow Boulevard Enfield, CT 06082-1981

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Stephen L. Kuhn

Senior Vice President and Secretary

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, MA 01111-0001

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous

It is proposed that this filing will become effective (check appropriate box)

☐ Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒ On May 1, 2007 pursuant to paragraph (b) of Rule 485.

☐  60 days after filing pursuant to paragraph (a) of Rule 485.

☐ On                   pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Survivorship Variable Universal Life II (SVUL II)

Issued by C.M. Life Insurance Company

C.M. Life Variable Life Separate Account I

This prospectus describes a survivorship, flexible premium, adjustable, variable life insurance policy (the policy) offered by C.M. Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on two insureds. In some states the coverage may be issued by certificate under a group contract.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (the GPA) and the funds offered through our separate account, C.M. Life Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the net surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

This policy is subject to the law of the state in which the policy is issued. Some of the terms of the policy may differ from the terms of the policy delivered in another state because of state specific legal requirements. Areas where state-specific policy provisions may apply include:

•	certain investment options and certain policy features;
•	free look rights, including the length of the free look period and refund amounts;
•	premium taxes; and
•	fund transfer rights.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy may not be to your advantage.

The policy:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

To learn more about the policy you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2007. The SAI is legally incorporated into this prospectus by reference and it is legally part of this document. We file the SAI with the Securities and Exchange Commission (“SEC”). The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our “Administrative Office” at the address and phone number below:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

(FAX) 1-866-329-4527

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE: May 1, 2007

Survivorship Variable Universal Life II

C.M. Life Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You can also allocate premium to the guaranteed principal account.

AIM Variable Insurance Funds

AIM V.I. Financial Services Fund (Series I)

AIM V.I. Global Health Care Fund (Series I)

AIM V.I. Technology Fund (Series I)

American Century Variable Portfolios, Inc.

American Century VP Income & Growth Fund (Class I)

American Century VP Value Fund (Class I)

American Funds Insurance Series®

American Funds® Asset Allocation Fund (Class 2)

American Funds® Growth-Income Fund (Class 2)

DWS VIT Funds

DWS Small Cap Index VIP (Class A)

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio (Initial Class)

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund (Class 2)

Templeton Foreign Securities Fund (Class 2)

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Capital Growth Fund (Institutional)

Janus Aspen Series

Janus Aspen Balanced Portfolio (Service)

Janus Aspen Forty Portfolio (Institutional)

Janus Aspen Worldwide Growth Portfolio (Institutional)

MFS® Variable Insurance TrustSM

MFS® Investors Trust Series (Initial Class)

MFS® New Discovery Series (Initial Class)

MML Series Investment Fund

MML Emerging Growth Fund

MML Equity Index Fund (Class II)

MML Growth Equity Fund

MML Large Cap Value Fund

MML OTC 100 Fund

MML Small Cap Growth Equity Fund

MML Series Investment Fund II

MML Blend Fund

MML Enhanced Index Core Equity Fund

MML Equity Fund

MML Inflation-Protected Bond Fund

MML Managed Bond Fund

MML Money Market Fund

MML Small Cap Equity Fund

MML Small Company Opportunities Fund

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA (Non-Service)

Oppenheimer Core Bond Fund/VA (Non-Service)

Oppenheimer Global Securities Fund/VA (Non-Service)

Oppenheimer High Income Fund/VA (Non-Service)

Oppenheimer Main Street Fund®/VA (Non-Service)

Oppenheimer MidCap Fund/VA (Non-Service)

Oppenheimer Strategic Bond Fund/VA (Non-Service)

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA (Non-Service)

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio1

1	The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later.

C.M. Life Variable Life Separate Account I

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words, or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	27
Administrative Office	1
attained age	6
division	22
face amount	15
general investment account	26
good order	15
grace period	28
guarantee period	28
guarantee premium	28
initial face amount	15
insurance risk	9
issue date	19
modified endowment contract (“MEC”)	6, 46
monthly charge date	42
net investment experience	27
net premium	18
net surrender value	34
planned premium	16
policy date	19
policy debt	34
policy debt limit	35
premium expense factor	7
register date	19
safety test	28
termination	6, 28
valuation date	20
7-pay test	47

Index of Special Terms

Summary of Benefits and Risks

The following is a summary of the benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, a death benefit will be paid to the beneficiary when the second death occurs.
COVERAGE ON THE LIFE OF TWO INSUREDS	The policy provides lifetime insurance protection on the lives of the two insureds named in the policy. We will pay a death benefit when the second death occurs.
CHOICE OF DEATH BENEFIT OPTIONS

The policy offers three death benefit options. Each is the greater of the minimum death benefit, or:

1.  Level Option: The current face amount.

2.  Return of Account Value Option: The current face amount plus the account value of the policy.

3.  Return of Premium Option: The current face amount plus the total of the premiums that were paid.

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid termination.

RIGHT TO RETURN THE POLICY	You have a limited period of time after the policy is delivered during which you can cancel the policy and receive a refund.
VARIABLE INVESTMENT CHOICES	The policy offers a choice of over 40 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund.
GUARANTEED PRINCIPAL ACCOUNT	In addition to the above mentioned variable investment choices, you may also invest in the guaranteed principal account (GPA). Amounts allocated to the GPA are guaranteed and earn interest daily.
FLEXIBILITY

The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:

• choose the timing, amount and frequency of premium payments;

• change the death benefit option;

• increase or decrease the policy’s face amount (higher face amount can result in higher charges);

• change the beneficiary;

• change your investment selections.

TRANSFERS	Generally, you may transfer funds among the investment divisions and the guaranteed principal account. Limitations on transfers are described in the Summary of Risks table and in Policy Transactions sections of the prospectus. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.
SURRENDERS AND WITHDRAWALS	You may surrender your policy and we will pay you its net surrender value. You may also withdraw a part of the net surrender value. A withdrawal reduces the policy values, may reduce the face amount of the policy and may increase the risk that the policy will lapse.
LOANS	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and may increase the risk that your policy will terminate.
SAFETY TEST	During defined periods of the policy, your policy will not terminate, regardless of its account value, as long as you have made the specified minimum premium payments and there are no outstanding loans on the policy.
ASSIGNABILITY	You may generally assign the policy as collateral for a loan or other obligation.
TAX BENEFITS	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
ADDITIONAL BENEFITS	There are a number of additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the Other Benefits Available Under the Policy section.

Summary of Benefits and Risks

Risks of the Policy

INVESTMENT PERFORMANCE	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in your variable investment divisions.
SUITABILITY	Variable life insurance is designed to meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by the Company.
EARLY SURRENDER	If you surrender your policy you will be subject to surrender charges during the first 14 policy years and during the first 14 years after an increase in the policy’s face amount. Surrender charges are also known as “deferred sales loads”. The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
WITHDRAWALS	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
TERMINATION	Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges or it exceeds its debt limit. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
LIMITATIONS ON ACCESS TO CASH VALUE

•Withdrawals are not available in the 1st policy year.

•Withdrawals are only available through attained age 99 of the younger insured. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.)

•A withdrawal reduces the policy values and may reduce the face amount of the policy. A withdrawal may have adverse tax consequences.

•We may not allow a withdrawal if it would reduce the face amount to less than the policy’s minimum face amount.

•The minimum withdrawal is $100, including the $25 withdrawal fee.

•The maximum withdrawal is 75% of the net surrender value.

•The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

LIMITATIONS ON TRANSFERS

•Transfers from the guaranteed principal account are generally limited to one per policy year and may not exceed 25% of its non-loaned value.

•We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy.

IMPACT OF LOANS	Taking a loan from your policy may increase the risk that your policy will terminate. If your policy exceeds the policy debt limit, it can still terminate even if the safety test is met. It will have a permanent effect on the policy’s net surrender value and will reduce the death benefits paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
ADVERSE TAX CONSEQUENCES	Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59½, are subject to a 10% penalty tax. Existing tax laws that benefit this policy may change at any time.
ADDITIONAL RISKS	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.
POLICY CHARGE INCREASE	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables.

Summary of Benefits and Risks

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. A more detailed description of these fees can be found in the Charges and Deductions section of this prospectus.

Transaction Fees

This table describes the fees and expenses that you will pay at the time you pay premium, take account value out of the policy, or exercise certain riders.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Premium Expense Charge[1]	When you pay premium.	All Coverage Years 8.5% of each premium payment up to and including the premium expense factor; 5% of any premium payment in excess of the premium expense factor.	All Coverage Years 10% of each premium payment up to and including the premium expense factor; 7.5% of any premium payment in excess of the premium expense factor.
Surrender Charges[2,3,4]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	Coverage Years 1-5 Current Range of Rates per $1000 of Face Amount • $1.65 — $41.64	same as current
Surrender charge for a 65-year-old male, and a 65-year-old female, both non-tobacco users, both in the standard risk class, with death benefit option 1, and a policy face amount of $2,000,000.[2,3,4,5]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year •$22.54 per $1000 of Face Amount	First Coverage Year •$22.54 per $1000 of Face Amount
Processing Fees	When Fee is Deducted	Current Amount Deducted	Maximum Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	$25 per withdrawal	$25 per withdrawal
Accelerated Death Benefit Rider	When you elect an accelerated death benefit payment.	$150	$250
1	The premium expense factor referenced in the table is used to determine premium expense charges. For the initial face amount, the premium expense factor is based on the issue ages, genders, and risk classifications of the insureds. For each increase in the face amount, the premium expense factor is based on the ages, genders, and risk classifications of the insureds on the effective date of the increase. The premium expense factor is shown in the policy; it will be quoted upon request before the policy is issued.
Examples of premium expense factors are shown in the following table. An example of how the factor is used to determine your premium expense charge is located in the Charges and Deductions, Transaction Charges section, under Deductions from Premiums.

Per $1000 of Face Amount, Both Insureds are in the Preferred, Non-Tobacco Risk Class
Ages	Male / Female	Ages	Male / Female
25 / 25	$2.48	55 / 55	$12.45
35 / 35	$4.31	85 / 85	$58.83
2	For the initial face amount, the rates vary by the younger insured’s issue age, and by both insureds’ genders and risk classifications, and by the year of coverage. For each increase in the face amount, the rates are based on the younger insured’s age, and by both insureds’ genders, and risk classifications on the effective date of the increase and by the year of coverage. The surrender charge is shown in the policy’s Specifications Pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.

Fee Tables

3	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see the “Surrender Charges” section for more information.
4	Surrender charges generally apply for the first 14 years of a segment’s coverage. They decrease each year and, in any year, will equal the first year’s surrender charge multiplied by the applicable coverage year factor listed in the following table.

Coverage Year	Factor	Coverage Year	Factor
1	1.00	8	0.70
2	1.00	9	0.60
3	1.00	10	0.50
4	1.00	11	0.40
5	1.00	12	0.30
6	0.90	13	0.20
7	0.80	14	0.10
5	The rates shown for the “representative insureds” are first year rates only.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted		Maximum Amount Deducted
Insurance Charge[1,2]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.00 — $23.75		• $83.33 per $1000 of Insurance Risk
Insurance charge for a 65-year-old male, and a 65-year-old female, both non-tobacco users, and both in the standard risk class, with death benefit option 1, and a policy face amount of $2,000,000.[1,2,3]	Monthly, on the policy’s monthly charge date.	• $0.01 per $1000 of Insurance Risk		• $0.02 per $1000 of Insurance Risk
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Current range of Rates • $0.00 - $ 83.33 per $1000 of Insurance Risk • $0.08 - $83.33 per $1000 of Face Amount		• $83.33 per $1000 of Insurance Risk • $83.33 per $1000 of Face Amount
Administrative Charge[2]	Monthly, on the policy’s monthly charge date.	Policy Year 1-10 11+	Rate $12 per policy $8 per policy	All Policy Years • $12 per policy
Mortality & Expense Risk Charge	Daily.	Annual Rate • 0.25% of the policy’s average daily net assets in the Separate Account		Annual Rate • 0.60% of the policy’s average daily net assets in the Separate Account
Face Amount Charge[2,4]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Face Amount.		Rates per $1000 of Face Amount
		Coverage Year 1-10 11+	Rates $0.03 — $0.15 $0.00	Coverage Year 1-10 11+	Rates $0.06 — $0.18 $0.00
Face amount charge for a 65-year-old male, and a 65-year-old female, both non-tobacco users, both in the standard risk class, with death benefit option 1, and a policy face amount of $2,000,000.[2,3]	Monthly, on the policy’s monthly charge date.	•$0.12 per $1000 of Face Amount		• $0.15 per $1000 of Face Amount

Fee Tables

Charge/Riders	When Charge/Rider Charge is Deducted	Current Amount Deducted		Maximum Amount Deducted
Loan Interest Rate Expense Charge[5]	Reduces the interest we credit on the loaned value. We credit loan interest daily.	Policy Year 1-10 11+	Rate 0.50% 0.25%	All Policy Years • 0.80% of loaned amount
of loaned amount
Estate Protection[1]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Rider Insurance Risk • $0.00 — $13.70		• $83.33 per $1000 of Rider Insurance Risk
Rider charge for a 65-year-old male, and a 65-year-old female, both non-tobacco users, both in the standard risk class, with death benefit option 1, and a policy face amount of $2,000,000.[1,3]	Monthly, on the policy’s monthly charge date.	• $0.01 per $1000 of Rider Insurance Risk		• $0.02 per $1000 of Rider Insurance Risk
Survivorship Term[1,2,4]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Rider Insurance Risk • $0.00 — $23.52 Current Range of Rates per $1000 of Rider Face Amount		• $83.33 per $1000 of Rider Insurance Risk Rates per $1000 of Rider Face Amount
		Coverage Year 1-10 11+	Rate $0.01 — $0.04 $0.00	Coverage Year 1-10 11+	Rate $0.04 — $0.07 $0.00
Rider charge for a 65-year-old male, and a 65-year-old female, both non-tobacco users, both in the standard risk class, with death benefit option 1, and a policy face amount of $2,000,000.[1,3]	Monthly, on the policy’s monthly charge date.	• $0.01 per $1000 of Rider Insurance Risk • $0.04 per $1000 of Rider Face Amount		• $0.02 per $1000 of Rider Insurance Risk • $0.07 per $1000 of Rider Face Amount
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Current range of Rates • $0.00 — $ 83.33 per $1000 of Face Amount		• $83.33 per $1000 of Face Amount

All of the monthly charges listed in the Periodic Charges table above are deducted proportionately from the then current account values in the Separate Account and the guaranteed principal account (unless the Directed Monthly Deduction Program is in effect). The mortality and expense risk charge is deducted from the assets of the Separate Account only.

1	The rates vary by the insureds’ genders, issue ages, and risk classifications, and by the year of coverage. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.
The insurance charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.
2	Monthly charges beyond the younger insured’s attained age 99 are zero.
3	The rates shown for the “representative insureds” are first year rates only.
4	The face amount charge is set at issue for the initial face amount and, for each increase, on the effective date of the increase. The rates will vary by the issue ages of the insureds for the initial face amount and, for increases, by the insureds’ attained ages on the effective date of the increase. Once set, however, the charge per $1000 of face amount remains constant during each segment’s first ten coverage years, and then, in coverage years eleven and beyond, it is zero. The range of face amount rates reflected for coverage years 1-10 simply accounts for the range of issue ages for all potential insureds.
5	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Fee Tables

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that division invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2006. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from Fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.35%	1.55%

Investment Management Fees and Other Expenses

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2006.

Fund Name	Management Fees[1]	Other Expenses	12b-1 Fees		Acquired Fund Fee & Expenses		Total Annual Fund Operating Expenses
AIM V.I. Financial Services Fund (Series I)	0.75%	0.37%	—		0.01%	[2]	1.13%[3]
AIM V.I. Global Health Care Fund (Series I)	0.75%	0.35%	—		0.01%	[2]	1.11%[3,4]
AIM V.I. Technology Fund (Series I)	0.75%	0.37%	—		—[2]		1.12%[3]
American Century VP Income & Growth Fund (Class I)	0.70%[5]	0.00%	—		—		0.70%
American Century VP Value Fund (Class I)	0.93%[5]	0.00%	—		—[6]		0.93%
American Funds® Asset Allocation Fund (Class 2)	0.32%[7]	0.01%	0.25%		—		0.58%[7]
American Funds® Growth-Income Fund (Class 2)	0.27%	0.01%	0.25%		—		0.53%[7]
DWS Small Cap Index VIP (Class A)	0.45%[8]	0.05%	—		—		0.50%[9]
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.57%	0.09%	—		—		0.66%[10]
Franklin Small Cap Value Securities Fund (Class 2)	0.51%	0.17%	0.25%	[11]	0.03%	[12]	0.96%[12]
Goldman Sachs VIT Capital Growth Fund (Institutional)	0.75%[13]	0.10%[14]	—		—		0.85%[15]
Janus Aspen Balanced Portfolio (Service)	0.55%	0.03%	0.25%	[16]	—[17]		0.83%
Janus Aspen Forty Portfolio (Institutional)	0.64%	0.06%	—		—[17]		0.70%
Janus Aspen Worldwide Growth Portfolio (Institutional)	0.60%[18]	0.04%	—		—[17]		0.64%
MFS® Investors Trust Series (Initial Class)	0.75%	0.11%	—		—		0.86%[19]
MFS® New Discovery Series (Initial Class)	0.90%	0.13%	—		—		1.03%[19]
MML Blend Fund	0.40%	0.03%[20]	—		—		0.43%
MML Emerging Growth Fund	1.05%	0.50%	—		—		1.55%[21]
MML Enhanced Index Core Equity Fund	0.55%	0.15%[20]	—		—		0.70%[21]
MML Equity Fund	0.39%	0.03%[20]	—		—		0.42%
MML Equity Index Fund (Class II)	0.10%	0.25%[20]	—		—		0.35%[22]
MML Growth Equity Fund	0.80%	0.35%[20]	—		—		1.15%[21]
MML Inflation-Protected Bond Fund	0.57%	0.04%	—		—		0.61%
MML Large Cap Value Fund	0.78%	0.07%[20]	—		—		0.85%[21]
MML Managed Bond Fund	0.45%	0.01%[20]	—		—		0.46%
MML Money Market Fund	0.50%	0.06%	—		—		0.56%
MML OTC 100 Fund	0.45%	0.63%[20]	—		—		1.08%[21]
MML Small Cap Equity Fund	0.65%	0.26%[20]	—		—		0.91%[21]
MML Small Cap Growth Equity Fund	1.07%	0.12%[20]	—		—		1.19%[21]
MML Small Company Opportunities Fund	1.05%	0.07%[20]	—		—		1.12%[21]
Oppenheimer Capital Appreciation Fund/VA (Non-Service)	0.64%	0.03%[23]	—		—		0.67%[24]
Oppenheimer Core Bond Fund/VA (Non-Service)	0.73%	0.04%[23]	—		—		0.77%[24]
Oppenheimer Global Securities Fund/VA (Non-Service)	0.62%	0.04%[23]	—		—		0.66%[24]
Oppenheimer High Income Fund/VA (Non-Service)	0.72%	0.02%[23]	—		—		0.74%[24]
Oppenheimer International Growth Fund/VA (Non-Service)	0.99%	0.05%[23]	—		—		1.04%[24]
Oppenheimer Main Street Fund® /VA (Non-Service)	0.64%	0.02%[23]	—		—		0.66%[24]
Oppenheimer MidCap Fund/VA (Non-Service)	0.67%	0.02%[23]	—		—		0.69%[24]
Oppenheimer Strategic Bond Fund/VA (Non-Service)	0.62%	0.02%[23]	—		—		0.64%[25]
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	—		—		0.85%
T. Rowe Price Equity Income Portfolio	0.85%	0.00%	—		—		0.85%
T. Rowe Price Mid-Cap Growth Portfolio[26]	0.85%	0.00%	—		—		0.85%
Templeton Foreign Securities Fund (Class 2)	0.63%	0.15%	0.25%	[11]	0.03%	[12]	1.06%[12]

Fee Tables

1	The “Management Fee” is the investment advisory fee paid by the Portfolio or Fund to its investment adviser.

2	Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.

3	The fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of the fund to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30% of average daily net assets. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund’s Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2008.

4	Through April 30, 2008, the advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The fund’s maximum annual advisory fee rate ranges from 0.75% (for average net assets up to $250 million) to 0.68% (for average net assets over $10 billion).

5	Based on expenses incurred by the fund, as stated in the most recent shareholder report. The fund has a stepped fee schedule. As a result, the fund’s management fee rate generally decreases as fund assets increase.

6	Other expenses, which include the fees and expenses of the fund’s independent trustees and their legal counsel, interest, and fees and expenses incurred indirectly by the fund as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles, were less than 0.005% for the most recent fiscal year.

7	The fund’s investment adviser is voluntarily waiving a portion of management fees. If this waiver were included, the management fees for the Asset Allocation Fund would have been 0.29%, and the total expenses would have been 0.55%; the management fees for the Growth-Income Fund would have been 0.24% and the total expenses would have been 0.50%.

8	Includes 0.10% administration fee.

9	Pursuant to their respective agreements with DWS VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, through September 30, 2007, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.48%.

10	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. This offset may be discontinued at any time.

11	While the maximum amount payable under the fund’s class rule 12b-1 plan is 0.35% per year of the fund’s class average annual net assets, the fund’s Board of Trustees (Board) has set the current rate at 0.25% per year.

12	The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund’s fees and expenses are due to those of the acquired fund. This reduction is required by the Trust’s board of trustees and an exemptive order of the Securities and Exchange Commission (SEC). If all fee reductions were reflected, total net fund operating expenses would have been: 0.89% for the Franklin Small Cap Value Securities Fund (Class 2) and 1.02% for the Templeton Foreign Securities Fund (Class 2).

13	The Investment Adviser has entered into a fee reduction commitment for the Funds which was implemented on a voluntary basis prior to April 28, 2006 and on a contractual basis as of April 28, 2006: for the fund’s management fee (at an annual rate) of 0.75% for the first $1 billion; 0.68% for the next $ 1 billion; and 0.65% for over $2 billion of average daily net assets.

14	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the fund plus all other ordinary expenses not detailed above. The Investment Adviser has agreed to limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees, litigation and indemnification costs, shareholder meeting and other extraordinary expenses to the extent that such expenses exceed, on an annual basis, 0.114% of the fund’s average daily net assets. The Investment Adviser may cease or modify the expense limitation at its discretion at any time. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

15	The fund’s annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2006.

16	Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

17	“Acquired Fund” means any underlying portfolio in which a Portfolio invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to each portfolio’s ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Portfolio and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.

18	The fund pays an investment advisory fee rate that may adjust up or down based upon the Portfolio’s performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the management fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to the “Management Expenses” section in the fund’s prospectus for additional information with further description in the Statement of Additional Information.

Fee Tables

19	The fund has entered into an expense offset arrangement that reduces the fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower.

20	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

21	MassMutual has agreed to bear expenses of the funds (other than the management fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, in excess of 0.11% of the average daily net asset values of the funds through April 30, 2008. Such agreements cannot be terminated unilaterally by MassMutual. The expenses shown for MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML OTC 100 Fund and MML Small Cap Equity Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 1.16% for MML Emerging Growth Fund, 0.66% for MML Enhanced Index Core Equity Fund, 0.91% for MML Growth Equity Fund, 0.56% for MML OTC 100 Fund and 0.76% for MML Small Cap Equity Fund. We did not reimburse any expenses of the MML Large Cap Value Fund, MML Small Cap Growth Equity Fund or MML Small Company Opportunities Fund in 2006.

22	MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, in excess of 0.05% of the average daily net asset values through April 30, 2008. Such agreements cannot be terminated unilaterally by MassMutual. In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the fund on account of Class II shares. If this table had reflected these waivers, the Total Net Operating Expenses would have been 0.29%.

23	The “Other Expenses” in the table are based on, among other things, the fees the fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the fund’s fiscal year ended December 31, 2006, the transfer agent fees did not exceed the expense limitation described above.

24	The manager will waive fees and/or reimburse fund expenses in an amount equal to the indirect management fees incurred through the fund’s investment in the Oppenheimer Institutional Money Market Fund (IMMF). During the year ended December 31, 2006, the manager waived $5,287 for Oppenheimer Capital Appreciation Fund/VA, $126 for Oppenheimer Core Bond/VA, $13,271 for Oppenheimer Global Securities Fund/VA, $474 for Oppenheimer High Income Fund/VA, $526 for Oppenheimer International Growth Fund/VA, $2,785 for Oppenheimer Main Street Fund/VA, and $2,708 for Oppenheimer MidCap Fund/VA for IMMF management fees. There was no change to “Other Expenses” and “Total Operating Expenses.”

25	The manager will waive fees and/or reimburse fund expenses in an amount equal to the indirect management fees incurred through the fund’s investment in Oppenheimer Institutional Money Market Fund (IMMF). During the year ended December 31, 2006, the manager waived $74,462 for IMMF management fees. The fund also had a reduction to custodian expenses of $5,883. After these waivers/reductions, the actual “Other Expenses” and “Total Annual Operating Expenses” as a percentage of average daily net assets were 0.01% and 0.63%.

26	The T. Rowe Price Mid-Cap Growth Portfolio is unavailable for contracts issued on May 1, 2004, or later.

(See the fund prospectus and Statement of Additional Information documents for more details.)

Fee Tables

The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to C.M. Life Insurance Company (“C.M. Life”). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, and retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

The Company’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

The Survivorship Variable Universal Life II Policy

General Overview

The policy is a life insurance contract between you (the owner) and C.M. Life. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the second death occurs while the policy is in force.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of three death benefit options and you can, within limitations, change your death benefit option. You cannot, however, change the death benefit option after the younger insured’s attained age 85 or, if earlier, the older insured’s attained age is 90. This flexibility allows you to meet changing insurance needs under a single life insurance policy. The policy also provides additional amounts payable upon the death of both insureds through certain riders that may be added to your policy with additional charges.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices.

Your choices include the funds listed in this prospectus and a guaranteed principal account (GPA). Your policy value and the amount of the death benefit we pay may vary due to a number of factors, including, but not limited to, the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.

While the policy is in force, it provides lifetime insurance protection on the two insureds named in the policy. When the second death occurs, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

Your life insurance policy provides coverage for as long as the policy has sufficient account value. It does not “mature” or provide an endowment in a specific policy year as some traditional life insurance policies do.

This prospectus describes the policy. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy.

The Company/The Survivorship Variable Universal Life II Policy

Owner, Insured, Beneficiary

Owner

You name the owner in the application, however, the owner may be changed while the policy is in force, therefore, the owner is the person we have listed as such in our records. The owner is the person who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical company, in a “life settlement” typically has high transaction costs that may significantly reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement.

Insured

A survivorship policy has two insureds. The policy owner must have an insurable interest in the life of the insureds in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.

The insureds are the persons on whose lives the policy is issued. You name the insureds in the application for the policy. We will not issue a policy if:

•	either insured is younger than 18,
•	the older insured is age 91 or older, or
•	the younger insured is age 86 or older, or 71 or older if death benefit option 3 is selected.

Before issuing a policy, we will require evidence to determine the insurability of both insureds. This will usually require a medical examination.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

Unless an irrevocable beneficiary has been named or an assignment is in effect, you can change the beneficiary at any time before the second death occurs by sending a written request to our Administrative Office. The owner must have the consent of an irrevocable beneficiary or assignee to change the beneficiary. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the second death occurs, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Owner, Insured, Beneficiary

Purchasing A Policy and Your Right to Cancel

Purchasing a Policy

To purchase a policy you must send us a completed application. The minimum initial face amount of a policy is currently $100,000. The owner selects, within our limits, the policy’s “face amount”. It is used to determine the amount of insurance coverage the policy provides while it is in force. The “initial face amount” is the face amount on the policy date. It will be listed on the first page of your policy.

We determine whether to accept or reject the application for the policy and the insureds’ risk classifications. Coverage under the policy becomes effective on the date all of the necessary requirements are received, in good order, at our Administrative Office. However, if we have not received the amount required to pay the first premium and any subsequent premiums already due, and all documents necessary to process the premium by the issue date, coverage will not begin until the date those items are received, in good order, at our Administrative Office.

“Good order” means that all the necessary documents and forms are completed and in our possession.

Policies generally are issued with values that vary based on the gender of the insured. In some situations, however, we may issue unisex policies. That is, policies whose values do not vary by the gender of the insured. Policies issued in Montana are unisex and policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to a “Free Look”

You have the right to cancel the policy, generally, within 10 days of receiving it (“free look”). If you cancel the policy, we will issue a refund. The state in which the policy is issued determines the free look period and the type of refund that applies. You should refer to your policy for details. However, the following will give you a general idea of the type of refund you may receive.

Most states require us to refund the policy’s account value less any policy debt. Other states require us to refund the premium paid less withdrawals and debt. In those states your premium payment is held in the MML Money Market division of the separate account during the free look period.

Additionally, under certain circumstances such as mistake of fact, we may reissue your policy with different features after the free look period expires. Please contact your registered representative for details if you feel your policy should be reissued.

To cancel the policy, return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Replacements

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Purchasing A Policy and Your Right to Cancel

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	the face amount,
•	the insureds’ genders,
•	the insureds’ issue ages,
•	the insureds’ risk classifications,
•	policy charges,
•	the death benefit option, and
•	whether or not any riders apply to the policy.

Premium Payments and Payment Plans

Generally, you will give your first premium payment to the registered representative who sold you the policy. You should note, however, that premium payments are not applied to your policy until they are received, in good order, at our Administrative Office.

If you or the premium payor receive a single bill for multiple insurance policies, subsequent premium payments for SVUL II should be sent to:

MassMutual Financial Group

APM Payment Processing Center

PO Box 92485

Chicago, IL 60675-2485

For all other policies, subsequent premium payments for SVUL II should be sent to the appropriate following lockbox (premium payment processing service) addresses:

Regular Mail:

MassMutual

PO Box 92483

Chicago, IL 60675-2483

Overnight Mail:

MassMutual

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 92483

Chicago, IL 60654

Subsequent premium payments should not be sent to our Administrative Office. They should be sent to the appropriate lockbox. Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order.

You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.

First Premium

Generally, you determine the first premium you want to pay for the policy, but it must be at least equal to the minimum initial premium. The minimum initial premium depends on:

•	your chosen premium frequency,
•	the policy’s initial face amount and death benefit option,
•	the issue ages, genders, and risk classifications of the insureds, and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you select (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly check service).

We will send premium notices for the planned premium based on the amount and frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force.

To change the amount and frequency of planned premiums, you may submit your request to our Administrative Office.

If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Premiums

Example:

Your policy anniversary is on January 2 and you make planned quarterly premium payments. We have been sending you a bill each quarter for the applicable premium. In June you notify us that you want to change your planned premium from quarterly payments to annual payments. In this situation, we would have sent you bills for the first and second quarterly payments of that year. After receiving your notification, however, we would not send you a bill for the last two quarterly payments of that year. We will send your next bill out on the following policy anniversary date (January 2). If you choose not to make a premium payment between July and January 2, your policy may lapse before you receive your next bill. For more information on what happens if your policy lapses, please read the section titled Policy Termination and Reinstatement.

Premium Payment Plan

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period (see Policy Termination and Reinstatement for more information). You can discontinue this service by contacting our Administrative Office.

We must receive notification of account changes at our Administrative Office prior to 15 days before the next draft. Withdrawals from your bank account will be made on the 28th of each month unless you specify another date. We may automatically switch you to quarterly payments if (1) your policy has insufficient value to cover the monthly charges due and your elected premium is below the current monthly deductions or (2) we are unable to obtain the premium payment from your bank account.

Premium Flexibility

After you have paid the first premium, within limits you may pay any amount at any time while at least one of the insureds is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments. You may, however, elect to set-up a “Planned Premium” payment plan. Premium payment plans are discussed above in the Premium Payments and Payment Plans section.

We reserve the right to return any premium payment under $20.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). Generally, we will apply to your policy the part of the premium that will not cause it to become a MEC and we will refund the balance to you. For more information on MECs, see the Federal Income Tax Considerations section.

Additionally, we will follow these procedures:

•

If we receive a subsequent premium payment greater than 21 calendar days prior to the Policy Anniversary Date the premium payment will be considered not in good order. We will credit only that part of the premium payment to the policy that will not cause the policy to become a MEC, unless you’ve previously notified us in writing that you want your policy to become a MEC. We will return the remaining portion of the payment to the premium payer. In addition, the payment frequency may be changed to annual to prevent subsequent premium bills from being produced prior to the next policy anniversary date.

•

If we receive a subsequent premium payment for a planned premium due greater than 10 but less than 22 calendar days prior to the policy anniversary date, the premium payment will be considered not in good order. We will hold the payment and send a written notice to the owner requesting instructions on how to apply the payment. If the owner does not respond within 10 business days we will credit the policy with the portion of the payment that will not cause the policy to become a MEC and return the balance of the payment to the premium payer. The premium will be credited on the Valuation Date immediately following the 10th business day after receipt of the premium payment. If the owner responds within 10 business days and requests that the policy become a MEC, the premium payment will be applied on the date we receive the instructions in good order. If the owner responds and does not want the policy to become a MEC, we will apply the portion of the payment that will not cause the policy to become a MEC on the date we receive the

Premiums

instructions in good order and return the balance of the payment to the premium payer.
•

If we receive a subsequent premium payment within 10 calendar days prior to the policy anniversary date, the premium payment will be considered not in good order. We will hold the payment and credit it to the policy on the policy anniversary date. If the policy anniversary date is not a valuation date, the payment will then be credited on the next valuation date following the policy anniversary. The owner will be notified of our action after the premium payment has been credited.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your policy anniversary.

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets their guidelines:

•	the Cash Value Accumulation Test, and
•	the Guideline Premium Test.

If you choose the Cash Value Accumulation Test, the maximum premium you can pay each policy year is the greatest of:

(a)	an amount equal to $100 plus double the annual target premium for the policy;

(b)	the amount of premium paid in the preceding policy year; or

(c)	the highest premium payment amount that would not increase the insurance risk.

If you choose the Guideline Premium Test, the maximum premium for each policy year is the lesser of:

(a)	the maximum premium for the Cash Value Accumulation Test; or

(b)	the Guideline Premium Test amount which will be stated in the policy.

We may refund any amount of premium payment that exceeds the limit under the test you have chosen for your policy. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

If we receive a subsequent premium payment within 21 calendar days prior to the policy anniversary date, the premium payment will be considered not in good order. We will hold the payment and credit only that part of the premium payment to the policy that will not exceed the limit under the life insurance test you have chosen for your policy. The payment will be credited to the policy on the policy anniversary date. If the policy anniversary date is not a valuation date, the payment will then be credited on the next valuation date following the policy anniversary. We will return the remaining payment that we cannot apply. The premium payer will be notified of our action after the premium payment has been credited.

For more information on these tests, please read the “Minimum Death Benefit” section.

How and When Your Premium is Allocated

Net Premium

Net premium is a premium payment received in good order and accepted by us minus the premium expense charge.

Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the divisions of the Separate Account and the guaranteed principal account according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation

When applying for the policy, you indicate how you want net premiums allocated among the divisions and the guaranteed principal account. You must set your net premium allocation in terms of whole-number percentages that add up to 100%.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone, fax transmission, or through our website, subject to certain restrictions. We may be liable for any losses due to unauthorized or

Premiums

fraudulent instructions. Therefore, we will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may tape record all telephone instructions.

When accompanied by a premium payment, this request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, the change will become effective on the next valuation date.

When Net Premium Is Allocated

The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The “issue date” is the date we actually issue the policy. The “policy date” normally is the same date as the issue date. However, you may request in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges will be deducted as of the requested policy date. These deductions will cover a period of time during which the policy is not in effect. If you paid a premium with your application and requested a policy date earlier than the date we receive your payment, interest will not accrue prior to your policy’s issue date. Additionally, the policy date will determine the amount of premium required for your premium to be considered in good order.

The “register date” is the first date premiums will be allocated. We set the register date depending on the type of refund offered under your policy’s right to return provision. The register date must also be a valuation date.

Allocation of Initial and Subsequent Net Premiums. We will allocate any net premiums received on or before the issue date of the policy to our general investment account. We do not pay interest on these amounts.

It should be noted, however, that your minimum initial premium may change from the amount that was originally quoted.

If, for any reason, your initial net premium payment is insufficient, your payment will not be considered in good order. We will hold the payment in our general investment account. We do not pay interest on these amounts and you will have to pay the balance before we will consider your initial premium payment in good order.

Your initial net premium payment, including any amounts held in our general investment account, will be allocated among the divisions and the guaranteed principal account according to your net premium allocation instructions on the register date.

If your state of issue requires us to refund the policy’s account value less any withdrawals and any policy debt, the register date is the valuation date that is on the latest of:

a.	the day after the issue date of the policy;

b.	the date we or the appropriate lockbox receives the balance of your initial premium; or

c.	the date the policy delivery requirements are received, in good order, at our Administrative Office.

If your state of issue requires us to refund either your full premium or the premium you paid less withdrawals and less debt:

1.	The register date is the valuation date that is on the latest of:

a.	the number of days from issue required by each contract state’s free look period plus six days; or

b.	the date we or the appropriate lockbox receives the balance of your initial premium; or

c.	the date the policy delivery requirements are received, in good order, at our Administrative Office.

2.	We will allocate existing values, held as of the policy’s issue date, to the Money Market division on the first valuation date after the issue date. (The existing values at this time would be any money taken with the application for the policy less any applicable charges.); and

3.	We will allocate any net premiums received after the issue date but before the register date to the Money Market division.

If, for any reason, your initial net premium payment is in excess of the required minimum initial premium, we will allocate the full amount

Premiums

according to your current net premium allocation instructions.

We will apply your subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive your subsequent premium payment in good order on a non-valuation date or after the close of a valuation date, we will apply your payment on the next valuation date.

A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Valuation dates do not include days when the NYSE is closed, which generally includes weekends and major U.S. holidays.

Premiums

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Refer to the Charges and Deductions section for more information.

Depending on the state of issue, we may hold your initial net premium payments in the Money Market division until the Free Look period is completed.

1	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Premiums

Investment Choices

The Separate Account

The Company’s assets are held in its general investment account. The general investment account is not registered under federal or state securities laws and, subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The part of your premium that you invest in your policy’s variable investment divisions, however, is held in an account that is separate from the general assets of the Company. This account is called the C.M. Life Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account”. The Company owns the assets in the Separate Account.

We established the Separate Account on February 2, 1995, according to the laws of the State of Connecticut. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the SVUL II policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the SVUL II policies.

We have established a segment within the Separate Account to receive and invest premium payments for the SVUL II policies. When we talk about the Separate Account in this prospectus, we are specifically referring to the SVUL II segment of the Separate Account.

Currently, the SVUL II segment of the Separate Account is divided into over 40 divisions, subject to state availability. Each “division” purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the SVUL II policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares, the Company owns the Separate Account.

Investment Choices

Underlying Funds

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the investment objective of the fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. A copy of each underlying fund’s prospectus is attached to this prospectus.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Sector
AIM V.I. Financial Services Fund (Series I)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A
AIM V.I. Global Health Care Fund (Series I)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A
AIM V.I. Technology Fund (Series I)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A
International/Global
Janus Aspen Worldwide Growth Portfolio (Institutional)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
Oppenheimer Global Securities Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Oppenheimer International Growth Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Templeton Foreign Securities Fund (Class 2)	Adviser: Templeton Investment Counsel, LLC Sub-Adviser: Franklin Templeton Investment Management Limited
Small/Mid-Cap Growth
MFS® New Discovery Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: Delaware Management Company and Insight Capital Research & Management, Inc.
MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company and Wellington Management Company, LLP
Oppenheimer MidCap Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
T. Rowe Price Mid-Cap Growth Portfolio[1]	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Small/Mid-Cap Blend
DWS Small Cap Index VIP (Class A)	Adviser: Deutsche Investment Management Americas Inc.[2] Sub-Adviser: Northern Trust Investments, N.A.
MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.
MML Small Company Opportunities Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid-Cap Value
American Century VP Value Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
Franklin Small Cap Value Securities Fund (Class 2)	Adviser: Franklin Advisory Services, LLC Sub-Adviser: N/A
Large-Cap Growth
Goldman Sachs VIT Capital Growth Fund (Institutional)	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A
Janus Aspen Forty Portfolio (Institutional)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.
Oppenheimer Capital Appreciation Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
T. Rowe Price Blue Chip Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Large-Cap Blend
American Funds® Growth-Income Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A
Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
MFS® Investors Trust Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
MML Enhanced Index Core Equity Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.
Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Large-Cap Value
American Century VP Income & Growth Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
MML Equity Fund	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.
MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.
T. Rowe Price Equity Income Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Asset Allocation/Balanced
American Funds® Asset Allocation Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A
Janus Aspen Balanced Portfolio (Service)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
MML Blend Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
Fixed Income
MML Inflation-Protected Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
Oppenheimer Core Bond Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Oppenheimer High Income Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Oppenheimer Strategic Bond Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Short-Term/Stable Value
MML Money Market Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC

1.	The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later.
2.	Prior to December 31, 2006, known as Deutsche Asset Management, Inc.

Investment Choices

Compensation We Receive From Funds, Advisers and Sub-Advisers

Compensation We Receive From Advisers and Sub-Advisers. We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (“MassMutual’s variable contracts”). These percentage rates differ, but currently do not exceed 0.30%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in “Table of Fees and Expenses—Annual Fund Operating Expenses” because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information). For a list of the funds whose advisers currently pay such compensation, visit massmutual.com/compensation.

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

Compensation We Receive From Funds. We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the Table of Fees and Expenses—Annual Fund Operating Expenses. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation In General. The compensation that we receive may be significant and we may profit from this compensation. Additionally, when electing the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance.

The Guaranteed Principal Account

Premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations.

We have not registered the general investment account under the Securities Act of 1933 nor under the Investment Company Act of 1940 in reliance upon certain exemptions and exclusions in those laws. We have been advised that the Securities and Exchange Commission has not reviewed the disclosures in this prospectus that relate to the GPA or the general investment account. Those disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The assets in the SVUL II Separate Account or our other separate accounts are not part of our general investment account. Subject to applicable law, we have sole discretion over the investment of assets in our general investment account.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year. We may credit a higher rate of interest at our discretion.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

•	3%, and
•	the policy loan rate less the maximum loan interest rate expense charge.

Investment Choices

Policy Value

How the Value of Your Policy is Calculated

The value of your policy is called its “account value”. The account value has two components:

1.	the variable account value, and

2.	the fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the guaranteed principal account;
•	transfers and withdrawals from the Separate Account;
•	fees and charges deducted from the Separate Account;
•	the net investment experience of the Separate Account; and
•	loans deducted from the Separate Account.

Net Investment Experience. The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value

The fixed account value is the accumulation of:

•	net premiums allocated to the guaranteed principal account (GPA); plus
•	amounts transferred into the GPA; minus
•	amounts transferred or withdrawn from the GPA; minus
•	monthly charges and surrender charges deducted from the GPA; plus
•	interest credited to the GPA.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual credited loan interest rate minus the current loan interest rate expense charge; or
•	3%, if greater.

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

Policy Value

Policy Termination and Reinstatement

This policy offers a no-lapse safety test that is explained later in this section. Other than meeting the requirements of the safety test, there is no guarantee that the policy will remain in force as a result of making planned premium payments. Conversely, the policy will not necessarily terminate if you do not make planned payments since the policy may have enough account value to cover the monthly deductions. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the Federal Income Tax Considerations section.

Policy Termination

If there is no policy debt, the policy may terminate without value if:

•	Its account value on a monthly charge date cannot cover the charges due; and
•	The safety test is not met on that date.

If there is policy debt, the policy will terminate without value if:

•	The policy debt exceeds the account value, less surrender charges and less any charges due.

In this situation, your account value equal to any policy debt and any applicable surrender charges will be forfeited.

Safety Test

The safety test allows you to keep the policy in force, regardless of the value of the policy, by meeting monthly guarantee premium payment requirements. The safety test can be met only if there are no outstanding loans on the policy and only during the guarantee period(s) stated in the policy.

Each guarantee period has an associated monthly guarantee premium. The amount of the “guarantee premium” depends on:

•	the insureds’ issue ages,
•	the insureds’ genders,
•	the insureds’ risk classifications,
•	the current face amount, and
•	the death benefit option in effect at the time.

For each guarantee period, the safety test is met if:

(A)	Premiums paid less any amounts refunded or withdrawn, accumulated at an effective annual interest rate of 3%,

Equals or exceeds,

(B)	The total of all monthly guarantee premiums since the policy date, accumulated at an effective annual interest rate of 3%.

Generally, the policy has two guarantee periods:

•	The first guarantee period is the first 20 policy years or, if less, to attained age 90 of the younger insured. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.)
•	The second guarantee period is to attained age 100 of the younger insured.

Both guarantee periods begin on your policy date. “Guarantee periods” may vary by state.

Example:

Assume your policy is in the first guarantee period and the monthly guarantee premium for that period is $25. Also assume that you have no policy debt and, beginning on the policy date, you have made premium payments of $35 on each monthly charge date. In this case, if the account value cannot cover the monthly charges, the policy will stay in force because the safety test has been met.

Grace Period

Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends on the later of:

•	61 days after the date it begins, or
•	31 days after the date we mail you the notice.

During the grace period, the policy will stay in force. If the second death occurs during this period and the necessary premium has not been

Policy Value

paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid premium.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

The Company mailing a termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it (unless required by law);
•	five years have passed since it terminated;
•	the younger insured’s attained age exceeds 99; or
•	an insured has died since it terminated.

To reinstate your policy, we will need:

1.	a written application to reinstate;
2.	evidence, satisfactory to us, that both insureds are still insurable;
3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and
4.	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see “Policy After You Reinstate” below, and the Federal Income Tax Considerations section).

We will not apply the required premium for reinstatement to any investment option until we have approved your reinstatement application.

The policy will be reinstated on the monthly charge date that is on, or precedes, the date we approve your application (the “reinstatement date”). We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy after You Reinstate

If you reinstate your policy, the face amount will be the same as it was when the policy terminated. Your account value at reinstatement will be:

•	the premium paid to reinstate your policy, plus
•	the account value of the policy on the date it lapsed adjusted to include, as applicable, accumulated interest and investment experience to the reinstatement date, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied and the surrender charge was taken at that time:

•	the account value of the reinstated policy will be increased by an amount equal to the surrender charge that was taken, plus interest accumulated from the date of the lapse, and
•	surrender charges, equal to the amount and period applicable when the policy lapsed, will apply to the reinstated policy.

We do not reinstate policy debt.

If you reinstate your policy, it may become a modified endowment contract under current federal tax law. Please consult your tax adviser. More information on modified endowment contracts is included in the Federal Income Tax Considerations section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Policy Value

Policy Transactions

While your policy is in force you may generally transfer funds among the variable investment divisions and to or from the guaranteed principal account. You may also borrow against it, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted to our Administrative Office.

Transfers

You may generally transfer all or part of a division’s account value to any other division or the guaranteed principal account. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your transfer request will be effective as of the next valuation date.

We do not charge for transfers.

You can submit transfer requests by sending us a written request on our Transfer of Values Request form. You may also submit transfer requests by telephone, fax transmission, or through our website, subject to certain restrictions. We may be liable for any losses due to unauthorized or fraudulent instructions; therefore, we will take reasonable steps to confirm that instructions given to us are genuine. We may tape record all telephone conversations.

Currently, there is no limit on the number of transfers you may make among the Separate Account divisions. We reserve the right, however, to terminate, limit, or modify your ability to make such transfers.

We limit transfers from the guaranteed principal account to the divisions to one each policy year. You may not transfer more than 25% of the guaranteed principal account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the guaranteed principal account value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the guaranteed principal account during these three years, then you may transfer the remainder of the guaranteed principal account value (less any policy debt) out of the guaranteed principal account in the succeeding policy year.

You may not make any fund transfers during the free look period in states that require we refund the premium paid for the policy less withdrawals and policy debt.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the contract, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance. In addition, some of the funds are available with variable

Policy Transactions

products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds described the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund. Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a contract year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

Dollar Cost Averaging Program

Dollar Cost Averaging (DCA) is an automated transfer program that provides scheduled transfers of a set amount from a selected division to any other division.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program

Policy Transactions

anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.

Initially, a minimum of $1000 of account value is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that division and allocated to other divisions or to the GPA. The minimum transfer amount for the DCA program is $100. (See the Transfers section for information on limits on transfers from the GPA.)

Since the same, specified dollar amount is transferred to each division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

If on a specified DCA transfer date, however, the division from which amounts are being transferred does not have enough value to make the transfers you elected, DCA will not occur. DCA will occur on the next designated DCA transfer date as long as the amount you designated to be transferred is available.

To elect DCA, complete our Dollar Cost Averaging Request form and send or fax it to us for processing. You can also elect DCA on our website, subject to certain restrictions. You may not elect Dollar Cost Averaging for the policy while Portfolio Rebalancing is in effect. In addition, the DCA transfer date can not occur within 66 days of the policy’s issue date. We do not charge you to participate in the Dollar Cost Averaging Program.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging program without prior notification.

Portfolio Rebalancing Program

Portfolio Rebalancing is an automated transfer program that maintains specified ratios of account values among your selected portfolio rebalancing divisions. The GPA is not included in the Portfolio Rebalancing Program.

Over time, varying investment performance among divisions may cause the ratios of your account value in those selected divisions to change. You may automatically rebalance the portions in the divisions you select with Portfolio Rebalancing.

You may choose divisions among which you wish to maintain certain relative proportions of account value. At a pre-determined frequency, we will make transfers among these selected divisions so that their account value will again match the ratios you set.

In order for Portfolio Rebalancing to occur:

(1)	the account value in at least one of the selected divisions must vary from your chosen ratio by at least $25.00 and

(2)	at least one of the selected divisions must have existing account value.

If the above conditions are met, your selected divisions will be rebalanced. If they are not met, no rebalancing will occur. In addition, the first rebalancing will not occur within 66 days of the policy’s issue date.

To elect Portfolio Rebalancing, complete our Portfolio Rebalancing Request form and send or fax it to us for processing. You can also elect Portfolio Rebalancing on our website, subject to certain restrictions. You may not elect Portfolio Rebalancing while Dollar Cost Averaging is in effect for the policy. We do not charge you to participate in the Portfolio Rebalancing Program.

We may at any time modify, suspend, or terminate the Portfolio Rebalancing program without prior notification.

Example:

Assume that you want your initial net premium payment split between four divisions: the MML Managed Bond Fund, the MML Blend Fund, the MML Equity Fund, and the Oppenheimer MidCap Fund/VA.

You have also completed a Portfolio Rebalancing form indicating that you want the values in the MML Managed Bond Fund and the Oppenheimer MidCap Fund/VA rebalanced quarterly as follows:

•	60% in the MML Managed Bond Fund; and
•	40% in the Oppenheimer MidCap Fund/VA.

Over the next 2½ months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond Fund now represents 80% of the value of the two funds in your Portfolio Rebalancing Program.

Policy Transactions

On the first day of the next quarter, we would sell some of your units in the MML Managed Bond Fund and use the money to buy more units in the Oppenheimer MidCap Fund/VA to bring the ratio of the two funds back to 60/40 respectively. Note the other two funds (MML Blend and MML Equity) would remain unchanged, as you did not elect to include them in the Portfolio Rebalancing program.

Withdrawals

After the first policy year, you may withdraw up to 75% of the current net surrender value. The minimum amount you can withdraw is $100, including the withdrawal fee of $25. We do not charge a surrender charge for a withdrawal. You may not make a withdrawal after the younger insured’s attained age 99.

You can make a withdrawal by sending or faxing us a written request on our Partial Withdrawal Request form.

You must state in your request form the dollar amount and corresponding investment division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the guaranteed principal account, it may not exceed the non-loaned account value in that investment division. If you request a maximum partial withdrawal, the amount of the withdrawal will be deducted proportionately from the available divisions, including the non-loaned account value in the guaranteed principal account.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences. If your policy’s face amount is decreased because of a withdrawal, surrender charges will not apply.

If you have chosen death benefit option 1 or 3, we will reduce the face amount of your policy unless we receive evidence of insurability satisfactory to us. The amount of the reduction will be the amount of the withdrawal, including the withdrawal fee.

There is one exception:

If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum death benefit, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the face amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the death benefit option. The formula reduces the face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum death benefit, death benefit, and death benefit option are explained in the Death Benefit section.)

We will not allow a withdrawal if it would result in a reduction of the face amount to less than the minimum face amount. Withdrawals may have adverse tax consequences.

Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date.

If a withdrawal would cause the policy to become a modified endowment contract, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, see the Federal Income Tax Considerations section.

We will pay any withdrawal amounts within 7 calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. (See Other Policy Rights and Limitations.)

Surrenders

You may surrender your policy to us at any time while the policy is in force and an insured is alive.

We will pay you its net surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

Policy Transactions

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. We will pay any surrender amounts within 7 calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. (Please refer to Other Policy Rights and Limitations.)

The policy terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the policy may result in adverse tax consequences.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Net Surrender Value

The net surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Loans

You may take a loan from the policy once the account value exceeds the total of any surrender charges. We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt”. You may repay all or part of your policy debt but you are not required to do so.

We currently allow loans in all policy years, however, we reserve the right to prohibit loans in the first policy year. The maximum loan amount allowed at any time is calculated as follows:

•	90% of:
a.	the policy’s current account value, minus
b.	any current applicable surrender charge,
•	less any existing policy debt.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate because the safety test cannot be met if there is a loan outstanding;
•	it will have a permanent effect on your policy’s net surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

The risks that can result from taking a policy loan may be reduced if you repay the policy debt. The tax consequences of loans are discussed in the Federal Income Tax Considerations section.

Loan Procedures

Requesting a Loan

•	You may take a loan by completing a Loan Request form and sending or faxing it to our Administrative Office.
•	You must assign the policy to us as collateral for the loan.

Payment of Proceeds

Loans will be effective on the valuation date we receive your Loan Request form and all other required documents in good order at our Administrative Office. On the effective date of the loan, we deduct proportionate accumulation units from the divisions and the guaranteed principal account (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the guaranteed principal account. We will pay any loan amounts within 7 calendar days of the loan effective date, unless we are required to suspend or postpone loan amounts. (Please refer to Other Policy Rights and Limitations.)

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the GPA. This amount earns interest at a rate equal to the greater of:

•	3%, or
•	the policy loan rate less the current loan interest rate expense charge.

On each policy anniversary, the interest earned on any outstanding loan is applied to the GPA and to

Policy Transactions

the divisions of the Separate Account according to your current premium allocation instructions.

Loan Interest Charged

At the time you apply for the policy, you may select either a fixed loan interest rate of 4% or an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

i.	the published monthly average for the calendar month ending two months before the policy year begins; and
ii.	4%.

If the maximum rate is less than 0.5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Loan interest is due on each policy anniversary. If you do not pay it when it is due, the interest is deducted proportionately from the divisions of the Separate Account and the GPA according to the then current value in those divisions and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to the Policy Termination section of this prospectus.

Effect of a Loan on the Values of the Policy

A policy loan negatively affects policy values since we reduce the death benefit and net surrender value by the amount of the policy debt.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the guaranteed principal account. This amount does not participate in the investment performance of the Separate Account. Additionally, since loan repayments are allocated to the guaranteed principal account, a loan will impact your ability to transfer funds because we limit transfers from the guaranteed principal account to one each policy year and, generally, you cannot transfer more than 25% of the policy’s fixed account value, excluding debt, at the time of the transfer.

Whenever you reach your policy debt limit, your policy is at risk of terminating. If this happens we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Your “policy debt limit” is reached when total policy debt exceeds the account value less surrender charges.

Repayment of Loans

You may repay all or part of your policy debt at any time while either insured is living and while the policy is in force. We will increase the death benefit and net surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.

You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the valuation date they are received at our Administrative Office, in good order.

Any loan repayment you make within 30 days of the policy anniversary date will first pay policy loan interest due. We will allocate any other loan repayment first to the guaranteed principal account until you have repaid all loan amounts that were deducted from that account. We will allocate additional loan repayments based on your premium allocation in effect at that time. Any loan repayment that is in excess of the outstanding loan will also be allocated according to your current premium allocation instructions.

We will deduct any outstanding policy debt from:

•	the proceeds payable when the second death occurs,
•	the proceeds payable when you surrender the policy, or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Policy Transactions

Death Benefit

If both insureds die while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of the second death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid termination. The death benefit is calculated as of the date the second death occurs. The policy also provides additional amounts payable upon the death of both insureds through certain riders that may be added to your policy with additional charges.

The minimum death benefit for your policy is based on your policy’s account value as described below.

Minimum Death Benefit

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum death benefit that is determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued.

Cash Value Accumulation Test. Under this test the minimum death benefit is equal to a multiple of the account value. The multiple factor depends on the insureds’:

•	genders,
•	attained ages, and
•	tobacco classifications.

Guideline Premium Test. Under this test the minimum death benefit also is equal to a multiple of the account value, but the multiple factor varies only by the attained age of the younger insured.

The multiple factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Accumulation Test will depend on how you intend to pay premiums. In general, if you intend to pay premiums only in the early policy years, the Cash Value Accumulation Test may be appropriate. If you intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should review policy illustrations of both approaches with your financial representative to determine how the policy works under each test, and which is best for you.

Death Benefit Options

When you apply for the policy you must choose one of three death benefit options. These are:

•	Option 1 — The benefit is the greater of:
(a)	the face amount on the date of the second death; or
(b)	the minimum death benefit on the date of the second death.
•	Option 2 — The benefit is the greater of:
(a)	the face amount plus the account value on the date of the second death; or
(b)	the minimum death benefit on the date of the second death.
•	Option 3 — The benefit is the greater of:
(a)	the face amount plus the premiums paid (less any premiums refunded) to the date of the second death; or
(b)	the minimum death benefit on the date of the second death.

You should note that death benefit option 2 is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the variable divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses. It is possible that the policy’s account value can be zero, which will reduce the overall value of the death benefit. The Policy Value section of this prospectus provides more detailed information on how your policy’s account value is determined.

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid termination.

Right to Change the Death Benefit Option

After the first policy year, you may change the death benefit option while both insureds are

Death Benefit

living. However no change will be permitted after the policy anniversary nearest:

•	the younger insured’s 85th birthday; or, if earlier,
•	the older insured’s 90th birthday.

Although we do not currently restrict the number of times you may change your death benefit option, we reserve the right to limit the number of death benefit option changes in any policy year.

You must send us a written request to change your death benefit option. We do not require evidence of insurability. We do, however, reserve the right to require a written application and evidence of insurability satisfactory to us for any death benefit option change that results in a face amount increase.

The change in death benefit option will be effective on the monthly charge date that is on or precedes the date we receive the request.

The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s face amount will be adjusted accordingly when there is a change in the death benefit option. (Appendix A contains examples of how a change in death benefit option impacts the policy’s face amount.)

When the face amount changes as a result of a change in the death benefit option:

•	the monthly charges will also change;
•	the charge for certain additional benefits may change; and
•	the policy surrender charge will not change.

You cannot change the death benefit option if, as a result, the face amount would be reduced to an amount that is less than the minimum initial face amount.

Right to Change the Face Amount

You may request an increase or decrease in the face amount. If you change your face amount, your policy charges, including surrender charges, will change accordingly. If the account value is insufficient (or the net surrender value if there is policy debt) to continue the policy in force with the requested change in face amount, we will require an additional premium payment prior to processing the requested change.

We reserve the right to limit the size and number of changes to the face amount in any policy year.

If you increase or decrease the policy face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MEC’s are discussed in the Federal Income Tax Considerations section of this prospectus; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.

Increases in Face Amount. To increase the policy face amount, you must send a written application and evidence the insured(s) are still insurable to our Administrative Office.

An increase in face amount may not be:

•	less than $50,000, or
•	made after the younger insured reaches attained age 85, or if earlier, after the older insured reached attained age 90.

If the account value (or the net surrender value if there is policy debt) is insufficient to continue the policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the account value to such an amount.

Additional insurance charges and face amount charges will apply for each face amount increase you elect. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 14 years of each segment of coverage.

Face amount increases will be effective on the monthly charge date that is on, or precedes, the date we approve the application for the increase.

Decreases in Face Amount. You may decrease the face amount any time after the first policy year or one year after a face amount increase. You must send a written request to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice that specifies the surrender charges to be

Death Benefit

assessed at the time of the decrease. If the policy owner does not withdraw the request for the decrease in face amount within ten days from the date of the written notice, we will process the decrease in face amount and assess any surrender charges that may apply. If we determine that the policy will become a MEC, then the decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.

If you decrease the policy face amount, we cancel all or part of your face amount segments, and a partial surrender charge may apply. Surrender charges that apply when you decrease the policy’s face amount are discussed in the Charges and Deductions section under Surrender Charges for Decreases in Face Amount.

A decrease will reduce the face amount in the following order:

(a)	the face amount of the most recent increase; then
(b)	the face amounts of the next most recent increases successively; and last
(c)	the initial face amount.

You may not decrease the face amount if the decrease would result in a face amount of less than the minimum face amount ($100,000).

Face amount decreases will be effective on the monthly charge date that is on, or precedes, the date we receive the request for the decrease. A face amount decrease will reduce your policy’s account value by the amount of the partial surrender charge. If the policy’s account value (or the net surrender value if there is policy debt) is reduced to a point where it cannot cover the charges due, the policy may terminate.

Decreases in the policy’s face amount may have adverse tax consequences.

When We Pay Death Benefit Proceeds

If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after we receive all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. Some of the situations that can cause a delay in payment include, but are not limited to, the following:

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”. We may also investigate death claims beyond a two-year contestable period.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, however, payment could be delayed during this period.

We can also delay payment of the death benefit during periods when:

i.	It is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);

ii.	Trading is restricted by the SEC;

iii.	The SEC declares an emergency exists; or

iv.	The SEC, by order, permits us to delay payment in order to protect our owners,

And if,

•	The period begins on or before the date of the second death; and
•	The amount of the death benefit is based on the variable account value of the policy as of the date of the second death.

We will pay interest on the death benefit from the date of the second death to the date of a lump sum payment or the effective date of a payment option.

Payment Options

We will pay the death benefit in one lump sum or if you wish, we will pay the death benefit under one or more of the following payment options:

•	installments for a specified period;
•	installments for a specified amount;
•	as a life income;
•	as a life income with payments guaranteed for the amount applied;
•	as a joint lifetime income with reduced payments to the survivor; or
•	interest on the benefit amount.

Death Benefit

The minimum amount that can be applied under a payment option is $5,000 per person. If the periodic payment under any option is less than $50, we reserve the right to make payments at less frequent intervals. None of these benefits depend on the performance of the Separate Account or the guaranteed principal account.

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime. If the payment option is one lump sum when the insured dies, the beneficiary may elect any payment option. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a single lump sum. For policies issued in states that do not require affirmative election of this option, lump sum payments of at least $10,000 will be automatically deposited into an interest bearing account with check-writing ability unless another payment option is elected. Additionally, if the policy has been assigned, any amount due to the assignee will be paid in one sum. Once payments have begun, only the specified amount and interest options may be changed.

Your policy and the Statement of Additional Information provide more information about these payment options.

Suicide

If either insured dies by suicide, while sane or insane, the policy will terminate and a refund will be made.

•	If the death occurs within two years after the issue date, the refund will be limited to the sum of all premiums paid less any withdrawals and any policy debt.
•

If the death occurs within two years after reinstatement of the policy, the refund will be limited to the sum of the premium paid to reinstate and all premiums paid thereafter, less any premiums returned, and withdrawals after reinstatement and any policy debt at the time of death.

•

If death occurs within two years after the effective date of an increase in face amount (but at least two years after the issue date or any reinstatement), the refund attributed to the increase is limited to the sum of the monthly charges made for the increase. However, if a refund as described in either of the two preceding paragraphs is payable, there will be no additional payment for the increase.

Error of Age or Gender

At the time of a death claim, if either insured’s age or gender was misstated in the policy application, or the policy has been issued incorrectly, we may adjust the face amount. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct ages and genders. If the adjustment is made while either insured is living, monthly charges after the adjustment will be based on the correct ages and genders.

Death Benefit

Other Benefits Available Under the Policy

Additional Benefits You Can Get By Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges; however, we may charge a one-time fee when you exercise the rider.

If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

Following is a brief description of the riders that can be, subject to state availability, added to the policy. For more information on these riders please refer to the Statement of Additional Information or talk to your financial representative. The terms and conditions of these riders may vary from state to state.

Accelerated Death Benefit Rider

This rider advances to the owner a portion of the policy’s death benefit after the death of the first insured to die, when we receive proof, satisfactory to us, that the surviving insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

In states where this rider is available, it is included automatically with the policy.

Estate Protection Rider

This rider provides a level amount of survivorship term insurance on the lives of the insureds. If both insureds die during the first four base policy years and while the rider is in force, we will add the rider death benefit to the death benefit provided by the base policy.

Policy Split Option Rider

This rider provides, subject to certain conditions, the right to exchange the base policy for two individual policies, one each on the life of each insured, without evidence of insurability. The right to exchange will be available for specific six-month periods as defined in the rider.

The face amount of each new policy will be one-half the face amount of the base policy at the time of the exchange. Each new policy may be issued as either a fixed premium permanent life policy or a flexible premium adjustable life policy.

The new policy may have different terms and conditions than this policy. After you have exercised this rider, you cannot reinstate this policy.

Survivorship Term Rider

This rider provides a level amount of survivorship term life insurance on the insureds. If both insureds die while the rider is in force, we will add the rider death benefit to the death benefit provided by the base policy. If the base policy has a Policy Split Option Rider, the face amount of this rider is added to the base policy’s face amount in computing the face amount of each new policy at the time of the split. This rider is convertible for a limited period.

There is no premium expense factor associated with the Survivorship Term Rider. Therefore, if you elect the rider, you may pay a lower premium expense charge on some premiums than you would for an equal premium payment on a policy with the same total face amount but without the rider.

In deciding whether to use the rider as part of the total coverage under your policy, you should consider a number of factors:

•	since there are no surrender charges associated with the rider, the policy’s total net surrender value may be higher during periods when surrender charges are in effect;
•	the policy may have lower account values in later years;
•	decreasing the rider face amount would not incur a surrender charge; and
•	the amount of premium you may pay each policy year may be lower.

You should review these factors with your financial representative before deciding whether to use the Survivorship Term rider.

Other Benefits Available Under the Policy

Charges and Deductions

We deduct the following charges from the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The maximum premium expense charge we can deduct is 10% of premium up to and including the premium expense factor, and 7.5% of premium over the premium expense factor.

Example:

Assume that the insureds are a 65 year old male and a 65 year old female, both non-smokers and that the policy has a face amount of $200,000. The premium expense factor for the policy is 22.54 per $1,000 of face amount or 4508 (200 x 22.54).

Now assume that the owner makes a premium payment of $3000. Your premium expense charge is 10% of your premium payment up to and including the policy’s premium expense factor. Since your premium payment is less than the policy’s premium expense factor of 4508, your premium expense charge will be $300 (10% x $3000).

If your premium payment had been $5000, it would have exceeded the premium expense factor by $492 ($5000 – 4508). Consequently, your premium expense charge would have been $487.70:

•	10% of $4508 ($450.80) plus
•	7.5% of $492 ($36.90).

If you have increased the policy face amount, the premium expense factor used for this charge is the total of the premium expense factors for the initial face amount and for all increases.

Withdrawal Charge

If you make a withdrawal from your policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to increase for the duration of the policy. This charge reimburses us for processing the withdrawal.

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. The maximum loan interest rate expense charge is 0.8%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Surrender Charges

There is a charge if you fully surrender your policy or if you decrease the face amount. We may also take any applicable surrender charges if your policy lapses. (See the Policy Termination section for more information.) Generally, these charges will apply during:

•	the first 14 years of coverage, and
•	the first 14 years after each increase in face amount.

However, in no event will we deduct surrender charges after the younger insured’s attained age 99.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and face amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the separate account divisions and the guaranteed principal account, excluding debt, in proportion to the values in each on the effective date of the surrender or decrease in face amount.

We calculate surrender charges separately for the initial face amount and for each increase in the face amount. They are based on the policy’s face amount and coverage year, the age of the younger insured, and the insureds’ genders and risk classifications. The surrender charge for the policy

Charges and Deductions

is the sum of the surrender charges for the initial face amount and all face amount increases.

Your policy’s surrender charges will be listed in your contract. For the first five years of coverage the charge is equal to the target premium for that coverage.

The surrender charge in years 6 through 14 grades down by 10% of the first year surrender charge each year.

In no case, however, will the surrender charge ever exceed $45 per $1,000 of face amount.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Surrender Charges for Decreases in Face Amount

If you decrease your policy’s face amount, we cancel all or a part of your face amount segments and charge a partial surrender charge that is equal to the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased. If the partial surrender charge would be greater than the account value (less debt) of the policy, we set the partial surrender charge equal to the account value (less debt) on the date of the surrender.

After a face amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and face amount increases, and for the recovery of acquisition costs.

Rider Processing Fee

We will assess a one-time processing fee at the time you exercise the Accelerated Death Benefit Rider. The current processing fee for the Accelerated Death Benefit Rider is $150, which is deducted from the accelerated benefit payment and will reduce the amount you receive.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly charge date. We do not, however, deduct these monthly charges after the younger insured’s attained age 99.

The “monthly charge date” is the date on which monthly charges for the policy are due. The first monthly charge date is the policy date, and subsequent monthly charge dates are on the same day of each succeeding calendar month.

Your policy’s monthly charge date will be listed in the policy specifications page. Monthly charges are deducted from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge and Face Amount Charge

The administrative charge and the face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Administrative Charge. The maximum administrative charge is $12 per policy, per month.

Face Amount Charge. The face amount charge is a rate per $1,000 of face amount. We calculate the face amount charge separately for the initial face amount and for each increase in the face amount. It is based on:

•	the issue ages of the insureds for the initial face amount, and
•	for each increase, the insureds’ ages at the time of the increase,

and it is multiplied by the segment face amount. This charge is assessed during the first ten years of each segment of coverage.

Insurance Charge

The insurance charge reimburses us for providing you with life insurance protection. We deduct an

Charges and Deductions

insurance charge based on your policy’s insurance risk. These deductions are made by selling accumulation units, proportionately, from each division in which you have an account value and the GPA.

The maximum or guaranteed insurance charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The rates are also based on the ages, genders (unless the unisex rates are used), and risk classifications of the persons insured by the policy.

Your policy’s actual or current insurance charge rates are based on the insureds’ issue ages (and ages at increase, if applicable), risk classes, and genders (unless unisex rates are used). These rates generally increase as the insureds’ ages increase. The rates will vary with the number of years the coverage has been in force and with the total face amount of the policy.

How the insurance charge is calculated.

A.	If the minimum death benefit is not in effect:

We calculate the insurance charge on each monthly charge date by multiplying the current insurance charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	The amount of benefit available, on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year, and
•	the account value at the beginning of the policy month before the monthly insurance charge is due.

The following three steps describe how we calculate the insurance charge for your policy:

Step 1: We calculate the total insurance risk for your policy:

a.	We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698 (which is the monthly equivalent of 3%);
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1a above.

Step 2: We allocate the insurance risk in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date.

Step 3: We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

B.	If the minimum death benefit is in effect:

We also calculate the insurance charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in A, (i) assuming the minimum death benefit is in effect, and then (ii) assuming the minimum death benefit is not in effect.

Step 2: We allocate the insurance risk:

a.	calculated for (ii) in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date, and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3: We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

Additional Information about the Insurance Charge. We will apply any changes in the insurance charges uniformly for all insureds of the same issue ages, genders, risk classes, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of an insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your insurance charge may also vary on each monthly charge date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,
•	the addition or deletion of certain riders,
•	rider charges,
•	withdrawals,
•	policy loans,
•	changes to the face amount, and
•	changes to the death benefit option.

Charges and Deductions

Rider Charges

The charges for the Estate Protection Rider and Survivorship Term Rider are deducted from the account value on each monthly charge date. The rates for these riders vary by the insureds’ genders, issue ages, risk classifications and year of coverage.

Current rates for the Estate Protection Rider range from $0 to $13.70 per $1,000 of rider insurance risk. Monthly charges will be deducted from the policy’s account value during the first four policy years.

Charges for the Survivorship Term Rider have two components. A portion of the charge is based on a current rate of $0 to $23.52 per $1,000 of rider insurance risk. The remainder of the charge is based on a current rate of $0.01 to $0.04 per $1,000 of rider face amount and is assessed during the first 10 years of coverage. Monthly charges will continue to, but not including, the policy anniversary date on which the younger insured’s attained age becomes 100.

Directed Monthly Deduction Program

You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the guaranteed principal account, rather than from all options on a pro rata basis. This feature is called the Directed Monthly Deduction Program (DMDP).

To elect DMDP, complete our Directed Monthly Deduction Program Request form and send it to us for processing. The program will continue as long as you have enough value in your selected option on a monthly charge date to cover the monthly charges then due, or unless you have specified a termination date in your request form.

If you don’t have enough value in your selected option on any monthly charge date to cover the monthly charges then due, the deduction for that date will revert to the pro rata basis. We may, at any time, modify, suspend, or terminate the Directed Monthly Deduction Program without prior notification.

Daily Charges Against the Separate Account

The following charges are deducted from the Separate Account daily:

Mortality and Expense Risk Charge

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The maximum annual percentage is 0.60% in all policy years.

The charge is deducted from your account value in the Separate Account but not from the guaranteed principal account.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the insurance charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative and face amount charges collected.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay us a distribution fee out of the fund’s assets called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.

Charges and Deductions

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000 your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained ages of the insureds; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the

Federal Income Tax Considerations

account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of the second death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on C.M. Life’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the

Federal Income Tax Considerations

policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59½; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amounts paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a IRC Section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit, we will retest the policy using the lower death benefit amount, from the start of the most recent 7-pay testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Federal Income Tax Considerations

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Employer-owned Policies. On August 17, 2006, the President signed the Pension Protection Act of 2006 into law. This legislation contains provisions affecting the tax treatment of employer-owned life insurance policies issued after the enactment date. It also applies to employer-owned life insurance policies issued prior to the law’s enactment if there is a material increase in the death benefit or other material change to the policy.

The law defines “employer-owned life insurance” as a life insurance contract: (a) that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties); (b) insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and (c) under which the policyholder is directly or indirectly a beneficiary.

The law limits the tax-free death benefit for employer-owned life insurance to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following: (a) the policyholder intends to insure the employee’s life; (b) the maximum face amount for which the employee could be insured at the time the contract was issued; and (c) the policyholder will be the beneficiary of any proceeds payable on the death of the employee. Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The new law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the Notice and Consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

1.	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC §101(j)(2)(A)(ii);

2.	The insured was an employee at any time during the 12-month period before his or her death;

3.	The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or

4.	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death Proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the Notice and Consent requirements were met), and MassMutual will report payment of taxable proceeds to the Internal Revenue Service, where applicable.

Payments to Nonresident Aliens. Generally, a taxable distribution from a policy paid to a nonresident alien is subject to federal income tax at a rate of 30% of the amount of taxable income that is distributed. We are required to withhold this 30% tax and send it to the Internal Revenue Service.

A “nonresident alien” is a person who is not a U.S. citizen and who is not a U.S. resident (based on either the “green card” or “substantial presence” test). A payment is treated as paid to a nonresident alien even if it is deposited into a U.S. bank account owned by a nonresident alien.

Some distributions to nonresident aliens may be subject to a lower tax rate (or to no tax) if a U.S. income tax treaty with the payee’s county of residence provides for lower rate of U.S. tax or for no tax. To obtain the benefit of any reduced tax allowed by a treaty, the nonresident alien must claim the treaty benefit by providing us with a Form W8-BEN containing:

(1)	proof of residency (in accordance with Internal Revenue Service (“IRS”) requirements); and

(2)	an IRS individual taxpayer identification number (“ITIN”).

If the nonresident alien does not satisfy all of these conditions, we will withhold 30% of the taxable portion of the distribution.

Federal Income Tax Considerations

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy

Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Your Voting Rights

We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when the representative believes that the security is suitable for the customer.

Variable life insurance policies are complex insurance products with unique benefits if the policy remains in force. Before you purchase a variable life insurance policy, you should consider whether among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;
•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;
•

you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you: 1) the limitations on account value access; and 2) the impact of account value fluctuations on variable death benefit options.

Deferral of Payments

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any net surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Other Information

Delay of Payment of Proceeds from the Separate Account

We can delay payment of the net surrender value or any withdrawal or loan from the Separate Account during any period when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
ii.	trading is restricted by the SEC;
iii.	the SEC declares an emergency exists; and
iv.	the SEC, by order, permits us to delay payment in order to protect our owners.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes

We reserve the right to make certain material changes to the Separate Account. Specifically, we reserve the rights to:

•	create new divisions of the Separate Account;
•	create new Separate Accounts and new segments;
•	combine any two or more Separate Account segments or divisions;
•	make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•

invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	substitute one or more funds for other funds with similar investment objectives;
•	delete funds or close funds to future investments; and
•	change the name of the Separate Account.

We have reserved all rights to the name C.M. Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the policy. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the NASD. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the policy.

Both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (“Broker-Dealers”) sell the policy. Such registered representatives are also licensed insurance agents.

MassMutual also contracts with outside firms who act as Wholesale Distributors and who may assist Broker-Dealers or their registered representatives in offering and selling the policies. Wholesale Distributors may provide training, marketing and other sales-related functions to Broker-Dealers and their registered representatives. Wholesale Distributors may also provide certain administrative services to MassMutual in connection with the policies (collectively referred to as “Services”). Some Wholesale Distributors are also Broker-Dealers, authorized on their own behalf to sell the policy. MassMutual (through MML Distributors) compensates these Wholesale Distributors for the Services.

Commissions and Allowances Paid to MMLISI and Broker-Dealers

Commissions are paid to MMLISI and all Broker-Dealers involved in the sale of the policy. MassMutual pays commissions for policies sold by MMLISI registered representatives through MMLISI to those registered representatives. MassMutual pays commissions for policies sold by registered representatives of other Broker-

Other Information

Dealers through MML Distributors to those Broker-Dealers.

Commissions are based on certain commission schedules and rules. Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.

We also pay expense reimbursement and other allowances in connection with the sales of the policies.

The Statement of Additional Information contains more detail on the maximum commission percentages and allowances payable under the policy.

Wholesale Distributor Compensation

MassMutual pays commissions and allowances to Wholesale Distributors authorized to sell the policies on their own behalf. MassMutual pays allowances to Wholesale Distributors who provide Services to a Broker-Dealer in connection with the sales of the policies. MassMutual may also pay compensation to the Wholesale Distributor in the event that the Target Premium for all life insurance products credited to the Wholesale Distributor equals or exceeds preset Target Premium thresholds in certain years (“Progressive Compensation”). The Progressive Compensation payment schedule may vary for specific Wholesale Distributors.

The Target Premium for Wholesale Distributors referenced in this section is premium paid for all MassMutual individual life insurance products credited to the Wholesale Distributor including traditional whole life, term, and universal life insurance policies as well as variable life insurance policies.

The Statement of Additional Information contains more detail on the maximum Wholesale Distributor compensation payable under the policy.

Additional Compensation Paid to MMLISI

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this policy may help these registered representatives and their supervisors qualify for such benefits. MMLISI registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Additional Payments to Wholesalers

In addition to the commissions described above, MassMutual may make cash payments to certain Wholesalers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The Wholesaler may use these payments for any reason, including helping offset the costs of the conference or educational seminar.

We may also make cash payments to Wholesalers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of wholesale support being provided. These payments are not made in connection with the sale of specific policies.

These additional payments are not offered to all Wholesalers and the terms of these arrangements may differ. Any such payments will be paid by MassMutual out of our assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the Broker-Dealers who place business through Wholesalers that receive such payments and may influence the way that a Broker-Dealer or Wholesaler markets the policy.

Compensation in General

The compensation arrangements described in the paragraphs above may provide a registered representative with an incentive to sell this policy over other available policies whose issuers do not provide such compensation or which provide

Other Information

lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

You may contact, as applicable, MMLISI, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Legal Proceedings

The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

The Company and MassMutual, along with numerous other defendants, have been named in an adversary proceeding in the Enron bankruptcy.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies or term life policies issued between January 1, 1983 and December 31, 2003. As of December 31, 2006, the Company has paid $20 million of the original $43 million accrual.

It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

The Company and its parent are subject to governmental and administrative proceedings and regulatory examinations and investigations in the ordinary course of business. The Company has cooperated fully with these regulatory agencies with regard to their examinations and investigations and has responded to information requests and comments.

These examinations and investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with examinations and investigations, the Company and its parent have been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

The Company believes that it is reasonable to expect that regulatory inquiries, examinations and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

Financial Statements

We have included our statutory financial statements and those of the Separate Account in the Statement of Additional Information.

Other Information

Appendix A

Hypothetical Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt
•	Premiums paid under the policy to-date total $40,000

Based on these assumptions,

•	the death benefit is $1,040,000 (Face Amount plus Premiums paid).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Hypothetical Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from option 2 to option 1, the face amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a face amount of $500,000 and an account value of $25,000, the death benefit under option 2 is equal to the face amount plus the account value, or $525,000. If you change from option 2 to option 1, the death benefit under option 1 is equal to the policy face amount. Since the death benefit under the policy does not change as the result of a death benefit option change, the face amount will be increased from $500,000 under option 2 to $525,000 under option 1 and the death benefit after the change will remain at $525,000.

Appendix A

Example II ~ Change from Option 3 to Option 1

For a change from option 3 to option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.

For example, if a policy has a face amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under option 3 is equal to the face amount plus the premiums paid, or $512,000. If you change from option 3 to option 1, the death benefit under option 1 is equal to the face amount. Since the death benefit under the policy does not change as the result of a death benefit option change, the face amount will be increased from $500,000 under option 3 to $512,000 under option 1 and the death benefit after the change will remain at $512,000.

Example III ~ Change from Option 1 to Option 2

For a change from option 1 to option 2, the face amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a face amount of $700,000 and an account value of $25,000, under option 1 the death benefit is equal to the face amount, or $700,000. If you change from option 1 to option 2, the death benefit under option 2 is equal to the face amount plus the account value. Since the death benefit does not change as the result of a death benefit option change, the face amount will be decreased by $25,000 to $675,000, and the death benefit under option 2 after the change will remain at $700,000.

Example IV ~ Change from Option 1 to Option 3

For a change from option 1 to option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change.

For example, if the policy has a face amount of $700,000 and premiums paid to-date are $30,000, the death benefit under option 1 is equal to the Face Amount, or $700,000. If you change from option 1 to option 3, the death benefit under option 3 is equal to the face amount plus the premiums paid to date. Since the death benefit under the policy does not change as the result of a death benefit option change, the face amount will be decreased from $700,000 under option 1 to $670,000 under option 3 and the death benefit after the change will remain at $700,000.

Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from option 2 to option 3 or from option 3 to option 2, the face amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.

For example, if the policy has a face amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, the death benefit under option 2 is equal to the face amount plus the account value, or $1,070,000. If you change from option 2 to option 3, the death benefit under option 3 is equal to the face amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a death benefit option change, the face amount will be increased by the difference between the account value and the premiums paid, or $45,000, to $1,045,000 under option 3, maintaining a death benefit of $1,070,000.

A similar type of change would be made for a change from option 3 to option 2.

Appendix A

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. The SAI is legally incorporated into this prospectus by reference and it is legally part of this document. We file the SAI with the Securities and Exchange Commission (“SEC”). The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

Investment Company Act file number: 811-09020

Class (Contract) Identifier: C000030136

STATEMENT OF ADDITIONAL INFORMATION

C.M. LIFE INSURANCE COMPANY

(Depositor)

C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

May 1, 2007

This is not a prospectus. This Statement of Additional Information (“SAI”) should be read in conjunction with the prospectus dated May 1, 2007, for the Survivorship Variable Universal Life II (“SVUL II”) policy. The SVUL II policy and its prospectus may be referred to in this SAI.

For a copy of the SVUL II prospectus, contact your financial representative, or our MassMutual Customer Service Center by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865; by phone (1-800-272-2216) or on the Internet at www.massmutual.com.

	SAI	Prospectus
Company	2	13

The Separate Account	2	22

Services	2

Additional Information About the Operation of the Policy and the Registrant	2
• Purchase of Shares in Underlying Investment Funds	2
• Annual Reports	2
• Incidental Benefits	3
• Benefits Available by Rider	3
• Death Benefit Payment Options	6

Underwriters	7

Additional Information About Charges	9
• Sales Load	9
• Underwriting Procedures	9
• Increases in Face Amount	10	37

Performance Data	10

Experts	11

Financial Statements	12

Statement of Additional Information

1

COMPANY

In this Statement of Additional Information, “The Company,” “we,” “us,” and “our” refer to C.M. Life Insurance Company (“C.M. Life”). C.M. Life, which was incorporated in Connecticut on April 25, 1980, is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, and retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

THE SEPARATE ACCOUNT

The Company’s Board of Directors established the Separate Account (C.M. Life Variable Life Separate Account I) on February 2, 1995, as a separate investment account of C.M. Life. It was established based on the laws of the State of Connecticut. It is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Separate Account, the SVUL II segment and its divisions.

ADDITIONAL INFORMATION ABOUT THE

OPERATION OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.

Annual Reports

Each year within the 30 days following the policy anniversary date, we will mail the policy owner a report showing the following policy information:

i.	the account value at the beginning of the previous policy year,

ii.	all premiums paid since that time,

iii.	all additions to and deductions from the account value during the year, and

iv.	the account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Statement of Additional Information

2

Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in some cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and they are subject to state availability.

Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy death benefit, after the death of the first insured, when we receive proof, satisfactory to us, that the surviving insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy, equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met: (1) we receive the owner’s written request for payment of an accelerated death benefit under the policy, (2) we receive due proof of the death of the first insured to die, (3) we receive the surviving insured’s written authorization to release medical records to us, (4) we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy, and (5) we receive proof, satisfactory to us, that the surviving insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (the “Eligible Amount”) is equal to the excess of:

•	the base policy death benefit over the policy account value; and

•

the amount payable under any term life insurance rider, as long as the rider provides level or increasing coverage for at least two years after the acceleration date. All other riders are excluded from the Eligible Amount.

The owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•

the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:

•	interest at the annual interest rate we have declared for policies in this class; and

•	a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

The rider terminates upon any of the following events:

•	on the date an accelerated benefit payment is made,

•	if the base policy terminates,

•	if the base policy matures,

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3

•	the base policy is changed to a different policy on which the rider is not available, or

•	two years before coverage under the policy is scheduled to terminate.

Where this rider is available, it is included automatically with the policy.

Estate Protection Rider. This rider provides a level amount of survivorship term insurance on the lives of the insureds. If both insureds die during the first four base policy years and the rider is in force, we will add the rider death benefit to the death benefit provided by the base policy. The rider can be attached only at the time the base policy is issued.

The minimum face amount the rider will be issued for is $25,000. The rider’s maximum face amount can only equal 125% of the policy’s initial face amount plus the survivorship term rider face amount.

As long as the face amount of the base policy is not decreased to an amount less than the policy’s initial face amount, the rider death benefit will not change. The rider’s death benefit will be decreased, however, if the base policy’s face amount decreases to an amount that is less than the base policy’s initial face amount.

There is a monthly charge for this rider. The maximum rider charge equals the rider death benefit, divided by 1,000, then multiplied by the maximum monthly rider charge rate for the attained ages of the insureds. The rates are shown in the rider’s Policy Specifications.

The rider terminates upon any of the following events:

•	the rider expiration date,

•	the base policy is changed to a different policy on which the rider is not available, or

•	termination of the base policy.

Policy Split Option Rider. This rider provides, subject to certain conditions, the right to exchange the base policy for two individual policies, one each on the life of each insured. The right to exchange will be available for specific six-month periods as defined in the rider.

The face amount of each new policy will be one-half the face amount of the base policy at the time of the exchange. Each new policy may be issued as either a fixed premium permanent life policy or a flexible premium adjustable life policy. Any schedule of surrender charges normally applicable to the new policy will apply.

The following requirements must be met as of the date of the exchange:

1.	the base policy and rider are in force,

2.	both insureds are living,

3.	the owner of each new policy must have an insurable interest in the life of the insured,

4.	the attained age of each insured is lower than 85,

5.	the face amount and premium for each new policy must meet our published minimum limits, and

6.	the highest risk class under this policy for each insured must not be higher than the highest risk class available under the new policy for that insured.

We must also receive the following before the exchange can become effective:

1.	a written application for each new policy,

2.	satisfactory evidence that both insureds are living and that the owner of each new policy has an insurable interest in the life of the insured,

3.	satisfactory evidence of the divorce of the insureds or the dissolution of the corporation, if either is the reason for the exchange, and

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4.	payment of the first premium due under both new policies.

The rider terminates upon any of the following events:

•	the policy anniversary date on which the older insured’s attained age becomes 85,

•	the death of the first insured to die,

•	exchange of the base policy for two new policies under the rider’s terms,

•	the base policy is changed to a different policy on which the rider is not available, or

•	the base policy terminates.

Where this rider is available, it is included automatically with the policy if:

•	the age of each insured is less than 80, and

•	the insurance risk for neither insured is uninsurable.

Survivorship Term Rider. This rider provides a level amount of survivorship term life insurance on the lives of the insureds. If both insureds die while the rider is in force, we will add the rider death benefit to the death benefit provided by the base policy. If the base policy has a Policy Split Option Rider, the face amount of this rider is added to the base policy’s face amount in computing the face amount of each new policy at the time of the split. This rider is convertible for a limited period.

We must receive a written application for the rider. The rider’s contestability and suicide periods for the rider’s initial face amount start as of the rider’s issue date. The minimum rider face amount is $100,000 and the maximum rider face amount must not exceed two times the face amount of the base policy.

While the rider is in force, its face amount may be increased. We must receive a written application and satisfactory evidence of insurability for the increase. The minimum increase is $50,000. The contestability and suicide periods for increases in the rider’s face amount start as of the effective date of the increase. No increase in the rider’s face amount will be allowed after the rider anniversary date nearest (a) the younger insured’s 85th birthday, or, if earlier, (b) the older insured’s 90th birthday.

After the first rider year, the rider’s face amount may be decreased by the owner’s written request while either insured is living. No decrease is allowed within one year following the effective date of any increase in rider face amount. A decrease in the rider’s face amount must not reduce the rider’s face amount to less than $100,000.

The maximum rider face amount is based on the base policy’s face amount. If the base policy’s face amount is decreased to an amount that is less than one-half the rider’s face amount, the rider’s face amount will be decreased to an amount that is two times the reduced face amount of the base policy.

Coverage under this rider may be fully or partially converted to new survivorship insurance on the lives of the insureds. Conversion may be made at any time before the base policy’s anniversary date nearest (a) the younger insured’s 70th birthday, or, if earlier, (b) the older insured’s 80th birthday. Conversion can be either to an increase in the base policy’s face amount or to a new survivorship policy that we are offering for conversion at that time. A written application for the conversion is required, however, evidence of insurability will not be required. If coverage is partially converted, the amount converted must meet the minimum requirements of the new insurance. Both insureds must be living at the time of the conversion.

There is no premium expense factor associated with the Survivorship Term Rider. Therefore, if you elect the rider, you may pay a lower premium expense charge on some premiums than you would for an equal premium payment on a policy with the same total face amount but without the rider.

Statement of Additional Information

5

The monthly charge for this rider equals the sum of the risk charge for the rider face amount and the rider face amount charge. The maximum rider risk charge and the maximum rider face amount charge per $1,000 of rider face amount are shown in the Table(s) of Maximum Monthly Rider Charges in the rider’s Policy Specifications.

The rider terminates upon any of the following events:

•	the end of the grace period for an unpaid premium under the base policy,

•	full conversion of the rider face amount,

•	partial conversion of the rider face amount and the amount not converted is less than the rider’s minimum face amount,

•	the base policy is changed to a different policy on which the rider is not available, or

•	the base policy terminates.

Death Benefit Payment Options

The table below provides additional information about the death benefit payment options listed in the prospectus. None of these benefits depend on the performance of the Separate Account or the Guaranteed Principal Account. Once payments have begun, only the specified amount and interest options may be changed.

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period. This benefit may be increased by the Alternate Life Income provision.
Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
Installments of a Specified Amount	Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives. This benefit may be increased by the Alternate Life Income provision.
Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for 10 years if longer. When one dies (but not before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died. This benefit may be increased by the Alternate Life Income provision.

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6

Alternate Life Income	The named person(s) can elect to receive an alternate life income instead of receiving income based on the rates shown in the payment option rates tables. The election must be made at the time the income is to begin. The monthly alternate life income must be at least equal to the monthly income provided by a new single premium immediate annuity (first payment immediate) based on our published rates then in use when the payment option is elected. The alternate life income will not be available if we are not offering new single premium immediate annuities at the time of election.

UNDERWRITERS

MML Distributors, LLC (“MML Distributors”), 1295 State Street, Springfield, Massachusetts 01111-0001, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the NASD. MML Distributors is a wholly owned subsidiary of the Depositor. MML Distributors receives compensation for its activities as the underwriter of the policy.

Pursuant to the Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the Separate Account. Compensation paid to and retained by MML Distributors in 2004 was $1,168. In 2005, the compensation was $636 and in 2006 it was $11,468.

MML Investors Services, Inc. (“MMLISI”), which is located at 1295 State Street, Springfield, Massachusetts 01111-0001, acts as a retail distributor for the policy pursuant to a services agreement with the Depositor. Under this agreement, MMLISI performs supervisory and other services related to distribution of the policies. In 2006, MMLISI received $474,163 as compensation for its services under this agreement.

This offering is on a continuous basis.

The compensation arrangements described in the paragraphs below may provide a registered representative with an incentive to sell this policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in the prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your representative typically receives a portion of the compensation that is payable to his Broker-Dealer, depending on the agreement between the representative and his firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated Broker-Dealer. You may contact, as applicable, MMLISI, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Commissions

We pay some commissions as a percentage of the premium paid in each year of coverage. The commissions distinguish between premiums paid up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, genders, and risk classification of the insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year after the first Policy Year.

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7

The maximum commission percentages we pay to MMLISI registered representatives and Broker-Dealers (including Wholesale Distributors who are Broker-Dealers) are:

First Year Commission	Commission in Year 2	Commission in Years 3-10	Commission in Years 11+
50% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	5% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	3%-5% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	1% of premium paid up to the Target Premium and 1% of premium paid in excess of the Target Premium

For Policy Years 2 and beyond, we also pay a commission of 0.15% of the average monthly account value during the year after the first Policy Year.

Commissions and other allowances will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the policy, SVUL II. During January 1, 2004 through December 31, 2004, commissions, as defined in the prospectus, paid were $1,145,200. During January 1, 2005 through December 31, 2005, commissions, as defined in the prospectus, paid were $896,062. During January 1, 2006 through December 31, 2006, commissions, as defined in the prospectus, paid were $709,546.

Allowances/Overrides

MassMutual, through MML Distributors, pays expense reimbursement and other allowances in connection with the sale of the policies. The maximum allowance percentage we pay to Broker Dealers (who are not Wholesalers) is 96% of the first year commission.

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

The maximum allowance percentage we pay to Wholesale Distributors is 98% of the first Policy Year commission. The maximum overrides we pay to Wholesale Distributors are as follows: We pay Wholesale Distributors 2% of premium paid up to the Target Premium in Policy Years 2-10, 1% of premium paid over the Target Premium in all Policy Years, and 0.01% of the average monthly account value during the year after the first Policy Year.

Progressive Compensation

MassMutual may pay Progressive Compensation to Wholesale Distributors for Services in the event that the Target Premium placed through the Wholesale Distributor equals or exceeds preset Target Premium projections in certain years. The Progressive Compensation payment schedule for Wholesale Distributors may vary for specific Wholesale Distributors.

A Wholesale Distributor may qualify for a maximum of 15% of Target Premium in the first Policy Year if the Wholesale Distributor has typically produced more than $500,000 in Target Premium, which may be negotiated or eliminated. The maximum Progressive Compensation paid to a Wholesale Distributor in subsequent Policy Years is as follows: 8% of Target Premium in Policy Year 2, 6% of Target Premium during Policy Years 3-5 and 2% of Target Premium during Policy Years 6-10.

The Target Premium includes premium paid for other MassMutual individual life insurance products placed through the Wholesale Distributor including traditional whole life, term, and universal life insurance policies as well as variable life insurance policies.

Statement of Additional Information

8

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a premium expense charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The maximum we will deduct is 10% of premium up to the premium expense factor, and 7.5% of premium over premium expense factor. The premium expense factors are contained in a table that is maintained by the Company. The factors are based on the issue ages, genders, and risk classifications of the insureds.

There is a charge if you fully surrender your policy. We may also take any applicable surrender charges if your policy lapses. Generally, these charges will apply during:

•	the first 14 years of coverage, and

•	the first 14 years after each increase in selected face amount.

However, in no event will we deduct surrender charges after the younger insured’s attained age 99.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and face amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the guaranteed principal account (excluding debt) in proportion to the values in each on the effective date of the surrender or decrease in face amount.

We calculate surrender charges separately for the initial face amount and for each increase in the face amount. They are based on the policy’s face amount and coverage year, the age of the younger insured, and the insureds’ genders and risk classifications. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.

Your policy’s surrender charges will be listed in your policy. For the first five years of coverage, the charge is equal to the target premium for that coverage. The surrender charge in years 6 through 14, grades down by 10% of the first year surrender charge each year. In no case, however, will the surrender charge ever exceed $45 per $1,000 of face amount.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange the policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Underwriting Procedures

Before issuing a policy we will require evidence of insurability. This means that (1) you must complete an application and submit it to our Administrative Office, and (2) we will usually require that the insureds have a medical examination. Acceptance is subject to completion of all underwriting requirements and our underwriting rules.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), Nonsmoker or Smoker Table, ages of the insureds on their nearest birthday.

Statement of Additional Information

9

Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO, male or female (unisex rates may be required in some situations), Nonsmoker or Smoker Table, and ages of the insureds on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are five non-rated classes: ultra preferred non-tobacco, select preferred non-tobacco, non-tobacco, select preferred tobacco, and tobacco.

Increases in Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has distinct issue ages and risk classes.

It is possible for risk classes of prior segments to change in order to match the risk class of a new segment. In cases where the risk classes are different, the Company may change the risk class of prior segments if doing so will reduce the insurance charges associated with the prior segments. However, the Company will not change the risk classes of prior segments when the face amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classes of prior segments if doing so will increase the insurance charges associated with the prior segments. Changing the risk classes of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

If you increase the face amount, the insurance charge and face amount charge will increase. In addition, a separate surrender charge schedule will apply during the first 14 years of the segment’s coverage.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis using the premium expense factor for each segment. If the account value (or the net surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a payment sufficient to increase the account value to such amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under this policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These performance returns are determined by calculating what a $1 investment in the fund would have earned over the stated period of time.

These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

Statement of Additional Information

10

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post investment performance reports for SVUL II on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our MassMutual Customer Service Center at 1-800-272-2216, Monday—Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your personal financial representative.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

EXPERTS

The financial statements of C.M. Life Variable Life Separate Account I as of December 31, 2006 and for each of the years in the two-year period then ended and the statutory financial statements of C.M. Life Insurance Company as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated April 23, 2007 includes explanatory language that states that the Account has restated the financial highlights for 2005 and 2004 to reflect adjustments to the investment income ratio for certain divisions and sub-accounts. In addition, the KPMG LLP audit report refers to other auditors whose report on the financial highlights of C.M. Life Variable Life Separate Account I, for each of the years in the two-year period ended December 31, 2003, dated February 23, 2005, expressed an unqualified opinion on those financial highlights. The KPMG LLP audit report dated February 23, 2007 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

Statement of Additional Information

11

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2006

Statements of Operations and Changes in Net Assets for the years ended December 31, 2006 and 2005

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2006, and 2005

Statutory Statements of Income for the years ended December 31, 2006, 2005, and 2004

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2006, 2005, and 2004

Statutory Statements of Cash Flows for the years ended December 31, 2006, 2005, and 2004

Notes to Statutory Financial Statements

Statement of Additional Information

12

Report of Independent Registered Public Accounting Firm

The Board of Directors of C.M. Life Insurance Company and

Policy owners of C.M. Life Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of C.M. Life Variable Life Separate Account I (comprised of the divisions and sub-accounts listed in Note 3) (collectively, “the Account”) as of December 31, 2006, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2003, were audited by other auditors whose report thereon dated February 23, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of C.M. Life Variable Life Separate Account I as of December 31, 2006, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in note 2, in 2006, the Account has restated the financial highlights for 2005 and 2004 to reflect adjustments to the investment income ratios for certain divisions and sub-accounts.

/s/    KPMG LLP

Boston, MA

April 23, 2007

C.M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP High Income Sub-Account	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division
ASSETS
Investments
Number of shares	6,930	12,033	148,229	3,146,029	425,395	272,538	155,534	251,010	1,655,206	2	239	216,052

Identified cost	$115,269	$243,711	$1,733,782	$20,344,040	$3,421,865	$4,352,036	$5,731,888	$3,117,099	$38,965,827	$10	$28,043	$3,496,308

Value	$120,643	$258,826	$2,078,168	$27,150,234	$3,717,954	$4,968,371	$6,561,999	$4,046,278	$52,089,329	$10	$38,622	$4,059,620
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	47	-	16	14,482	-	-	-

Total assets	120,643	258,826	2,078,168	27,150,234	3,717,954	4,968,418	6,561,999	4,046,294	52,103,811	10	38,622	4,059,620

LIABILITIES
Payable to C.M. Life Insurance Company	21	16	23	1,254	48	-	7,794	-	-	10	9	1,430

NET ASSETS	$120,622	$258,810	$2,078,145	$27,148,980	$3,717,906	$4,968,418	$6,554,205	$4,046,294	$52,103,811	$-	$38,613	$4,058,190

Outstanding Units
Policy owners	74,246	179,743	2,889,716	20,633,667	2,108,001	3,181,863	3,912,917	2,593,403	31,603,821	-	15,215	1,965,448

UNIT VALUE
Survivorship Variable Universal Life	$1.64	$1.45	$0.72	$1.48	$1.77	$1.57	$1.69	$1.63	$1.95	$-	$-	$2.08
Survivorship Variable Universal Life II	1.64	1.45	0.72	1.17	1.77	1.57	1.69	1.58	1.41	-	-	2.08
Variable Universal Life	1.62	1.43	0.71	1.34	1.75	1.56	1.67	1.55	1.67	-	-	2.06
Executive Benefit Variable Universal Life	-	-	-	-	-	-	-	-	-	-	2.54	-

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2006

	Goldman Sachs Capital Growth Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division
ASSETS
Investments
Number of shares	300,039	12,042	341,629	254,337	3,991	17,579	977,371	43,307	4,825	1,867,376	2,265,454	327,253

Identified cost	$2,785,893	$313,663	$7,245,141	$6,516,022	$75,020	$270,967	$14,234,965	$247,637	$48,811	$42,577,394	$30,396,118	$2,217,598

Value	$3,474,453	$347,172	$10,303,531	$8,258,321	$86,557	$306,226	$16,796,872	$272,343	$52,301	$48,599,287	$39,509,526	$2,414,880
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	90	-	-	-	-	-

Total assets	3,474,453	347,172	10,303,531	8,258,321	86,557	306,226	16,796,962	272,343	52,301	48,599,287	39,509,526	2,414,880

LIABILITIES
Payable to C.M. Life Insurance Company	58	24	13,466	12,939	12	1,246	-	19	14	7,729	137	27

NET ASSETS	$3,474,395	$347,148	$10,290,065	$8,245,382	$86,545	$304,980	$16,796,962	$272,324	$52,287	$48,591,558	$39,509,389	$2,414,853

Outstanding Units
Policy owners	3,976,821	247,630	11,490,752	11,209,983	55,207	189,518	13,580,326	296,149	32,141	39,538,996	33,268,186	3,754,733

UNIT VALUE
Survivorship Variable Universal Life	$1.03	$1.41	$-	$-	$1.58	$1.62	$1.29	$0.93	$1.64	$1.28	$1.36	$0.87
Survivorship Variable Universal Life II	0.88	1.41	0.91	0.75	1.58	1.62	1.24	0.93	1.64	1.27	1.04	0.65
Variable Universal Life	0.86	1.39	0.89	0.73	1.56	1.60	1.22	0.91	1.62	1.22	1.21	0.64
Executive Benefit Variable Universal Life	-	-	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2006

	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division
ASSETS
Investments
Number of shares	229,491	291,286	1,052,262	15,328,584	46,297	1,190,105	279,742	91,705	977,753	278,171	1,517,425	407,623

Identified cost	$2,461,633	$2,833,170	$13,032,272	$15,312,534	$176,462	$12,274,826	$3,185,121	$1,417,897	$34,552,014	$3,071,952	$38,003,672	$3,340,589

Value	$2,356,868	$3,729,453	$12,712,148	$15,312,918	$206,621	$12,008,591	$4,496,842	$1,439,209	$40,508,307	$3,104,388	$55,826,062	$3,485,175
Dividends receivable	-	-	-	60,687	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	230	-	-	-	-	-	-	-	-	-

Total assets	2,356,868	3,729,453	12,712,378	15,373,605	206,621	12,008,591	4,496,842	1,439,209	40,508,307	3,104,388	55,826,062	3,485,175

LIABILITIES
Payable to C.M. Life Insurance Company	28	1,096	-	19,871	10	381	1,146	9,312	51,638	35,921	12,518	29,019

NET ASSETS	$2,356,840	$3,728,357	$12,712,378	$15,353,734	$206,611	$12,008,210	$4,495,696	$1,429,897	$40,456,669	$3,068,467	$55,813,544	$3,456,156

Outstanding Units
Policy owners	2,007,217	2,642,990	8,677,860	12,807,359	221,622	7,098,806	4,051,068	693,883	32,156,497	2,098,050	24,917,268	2,410,511

UNIT VALUE
Survivorship Variable Universal Life	$1.18	$1.42	$1.53	$1.28	$0.94	$1.47	$1.40	$2.07	$1.49	$1.33	$2.60	$1.45
Survivorship Variable Universal Life II	1.18	1.42	1.47	1.17	0.94	1.62	1.12	2.07	0.91	1.49	1.48	1.45
Variable Universal Life	1.16	1.40	1.44	1.21	0.92	1.77	1.10	2.05	1.32	1.46	2.48	1.42
Executive Benefit Variable Universal Life	-	-	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2006

	Oppenheimer Income Sub-Account	Oppenheimer International Equity Sub-Account	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division
ASSETS
Investments
Number of shares	9,660	5,480	2,004,438	460,085	733,161	1,609,962	36,619	85,214	278,227	226,030	1,766,849	453,434

Identified cost	$103,870	$6,399	$2,926,893	$8,636,113	$28,109,173	$7,812,195	$71,609	$117,105	$2,532,574	$5,069,410	$34,947,333	$6,375,318

Value	$107,806	$10,467	$3,828,477	$11,400,902	$37,281,214	$8,468,402	$81,660	$126,969	$2,926,944	$5,614,596	$42,192,342	$8,488,293
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	61	-	-	-	-	-	-	7	-	27,683

Total assets	107,806	10,467	3,828,538	11,400,902	37,281,214	8,468,402	81,660	126,969	2,926,944	5,614,603	42,192,342	8,515,976

LIABILITIES
Payable to C.M. Life Insurance Company	8	11	-	23,736	14,735	46,908	19	18	41	-	1,972	-

NET ASSETS	$107,798	$10,456	$3,828,538	$11,377,166	$37,266,479	$8,421,494	$81,641	$126,951	$2,926,903	$5,614,603	$42,190,370	$8,515,976

Outstanding Units
Policyowners	63,211	3,967	2,460,693	10,485,130	31,194,105	5,204,817	49,529	77,301	1,950,020	3,268,183	21,823,187	5,915,395

UNIT VALUE
Survivorship Variable Universal Life	$-	$-	$1.57	$1.29	$1.32	$1.64	$-	$-	$1.51	$1.73	$2.14	$1.54
Survivorship Variable Universal Life II	-	-	1.57	1.10	0.66	1.61	-	-	1.51	1.73	1.55	1.45
Variable Universal Life	-	-	1.54	1.08	1.32	1.62	-	-	1.50	1.71	2.02	1.42
Executive Benefit Variable Universal Life	1.71	2.64	-	-	-	-	1.65	1.64	-	-	-	-

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2006

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP High Income Sub-Account	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division
Investment income
Dividends	$957	$-	$-	$437,715	$40,261	$101,879	$92,248	$26,011	$638,991	$42	$1,109	$21,485

Expenses
Mortality and expense risk fees and administrative charges	147	751	5,580	113,189	11,055	17,530	23,548	16,513	229,576	298	424	16,038

Net investment income (loss)	810	(751)	(5,580)	324,526	29,206	84,349	68,700	9,498	409,415	(256)	685	5,447

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,002	5,604	60,132	112,813	(1,026)	51,900	153,185	442,590	999,901	(1,482)	18	63,090
Realized gain distribution	370	-	-	-	253,976	51,549	126,289	174,018	4,125,058	-	-	120,228

Realized gain (loss)	1,372	5,604	60,132	112,813	252,950	103,449	279,474	616,608	5,124,959	(1,482)	18	183,318

Change in net unrealized appreciation/depreciation of investments	3,618	3,508	129,223	3,398,191	259,025	359,992	418,505	(3,951)	(287,753)	3,934	5,886	304,248

Net gain (loss) on investments	4,990	9,112	189,355	3,511,004	511,975	463,441	697,979	612,657	4,837,206	2,452	5,904	487,566

Net increase (decrease) in net assets resulting from operations	5,800	8,361	183,775	3,835,530	541,181	547,790	766,679	622,155	5,246,621	2,196	6,589	493,013

Capital transactions:
Transfer of net premiums	6,462	29,564	505,049	3,355,947	304,813	401,004	830,470	374,008	5,565,138	-	79	342,991
Transfers due to death benefits	-	-	-	(38,626)	-	(19,403)	(33,695)	(1,510)	(51,433)	-	-	(4,340)
Transfers due to withdrawal of funds	(1,543)	(1,875)	(22,239)	(1,257,038)	(51,791)	(88,950)	(549,839)	(119,886)	(2,537,808)	(51,177)	(23,896)	(83,890)
Transfers due to charges for administrative and insurance costs	(1,778)	(11,343)	(317,393)	(1,615,786)	(329,499)	(240,417)	(310,494)	(191,042)	(3,151,693)	(2,796)	(9,135)	(176,363)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	90,147	84,633	(8,616)	(357,559)	438,268	1,272,615	1,012,492	(546,968)	407,631	-	249	805,097

Net increase (decrease) in net assets resulting from capital transactions	93,288	100,979	156,801	86,938	361,791	1,324,849	948,934	(485,398)	231,835	(53,973)	(32,703)	883,495

Total increase (decrease)	99,088	109,340	340,576	3,922,468	902,972	1,872,639	1,715,613	136,757	5,478,456	(51,777)	(26,114)	1,376,508

NET ASSETS, at beginning of the year	21,534	149,470	1,737,569	23,226,512	2,814,934	3,095,779	4,838,592	3,909,537	46,625,355	51,777	64,727	2,681,682

NET ASSETS, at end of the year	$120,622	$258,810	$2,078,145	$27,148,980	$3,717,906	$4,968,418	$6,554,205	$4,046,294	$52,103,811	$-	$38,613	$4,058,190

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	Goldman Sachs Capital Growth Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division

Investment income
Dividends	$4,267	$5,695	$35,184	$129,197	$343	$-	$438,380	$-	$537	$645,074	$635,084	$11,126

Expenses
Mortality and expense risk fees and administrative charges	13,728	962	44,334	33,565	340	928	71,372	1,016	161	216,814	168,485	9,675

Net investment income (loss)	(9,461)	4,733	(9,150)	95,632	3	(928)	367,008	(1,016)	376	428,260	466,599	1,451

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	106,813	8,515	446,263	(31,713)	636	10,862	200,596	15,228	698	(966,547)	155,019	(5,230)
Realized gain distribution	-	-	-	-	-	3,226	-	-	1,694	3,209,209	-	-

Realized gain (loss)	106,813	8,515	446,263	(31,713)	636	14,088	200,596	15,228	2,392	2,242,662	155,019	(5,230)

Change in net unrealized appreciation/depreciation of investments	174,421	14,761	398,432	1,170,836	8,086	20,472	1,151,099	(3,226)	3,090	4,662,625	4,545,338	39,893

Net gain (loss) on investments	281,234	23,276	844,695	1,139,123	8,722	34,560	1,351,695	12,002	5,482	6,905,287	4,700,357	34,663

Net increase (decrease) in net assets resulting from operations	271,773	28,009	835,545	1,234,755	8,725	33,632	1,718,703	10,986	5,858	7,333,547	5,166,956	36,114

Capital transactions:
Transfer of net premiums	384,976	26,987	1,265,039	1,189,252	7,508	40,298	2,324,594	59,898	7,783	5,938,363	4,243,256	328,190
Transfers due to death benefits	-	-	(10,790)	(4,570)	-	-	(12,177)	-	-	(85,489)	(113,251)	-
Transfers due to withdrawal of funds	(213,735)	(17,607)	(366,815)	(405,022)	(30)	(23,196)	(881,689)	(19,105)	(1,163)	(2,745,038)	(1,315,663)	(64,465)
Transfers due to charges for administrative and insurance costs	(185,766)	(33,716)	(710,282)	(508,424)	(2,376)	(9,671)	(1,239,309)	(14,618)	(1,817)	(3,428,031)	(2,441,785)	(159,945)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	75,263	90,875	(1,035,802)	(120,923)	12,838	132,263	(989,763)	12,197	16,325	(1,716,604)	(2,519,534)	82,278

Net increase (decrease) in net assets resulting from capital transactions	60,738	66,539	(858,650)	150,313	17,940	139,694	(798,344)	38,372	21,128	(2,036,799)	(2,146,977)	186,058

Total increase (decrease)	332,511	94,548	(23,105)	1,385,068	26,665	173,326	920,359	49,358	26,986	5,296,748	3,019,979	222,172

NET ASSETS, at beginning of the year	3,141,884	252,600	10,313,170	6,860,314	59,880	131,654	15,876,603	222,966	25,301	43,294,810	36,489,410	2,192,681

NET ASSETS, at end of the year	$3,474,395	$347,148	$10,290,065	$8,245,382	$86,545	$304,980	$16,796,962	$272,324	$52,287	$48,591,558	$39,509,389	$2,414,853

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division
Investment income
Dividends	$88,018	$23,213	$568,978	$667,588	$103	$46,240	$-	$-	$142,362	$133,549	$515,820	$229,224

Expenses
Mortality and expense risk fees and administrative charges	8,624	14,346	50,863	56,238	791	52,397	19,734	4,019	182,103	11,032	239,882	12,824

Net investment income (loss)	79,394	8,867	518,115	611,350	(688)	(6,157)	(19,734)	(4,019)	(39,741)	122,517	275,938	216,400

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(8,012)	170,721	(34,854)	117	6,487	464,046	222,866	14,723	(745,496)	(7,665)	957,294	38,809
Realized gain distribution	-	-	-	-	-	2,895,834	-	134,093	-	-	2,694,400	-

Realized gain (loss)	(8,012)	170,721	(34,854)	117	6,487	3,359,880	222,866	148,816	(745,496)	(7,665)	3,651,694	38,809

Change in net unrealized appreciation/depreciation of investments	(57,802)	261,767	(33,860)	164	7,223	(2,225,953)	161,422	1,930	3,627,693	21,898	4,305,731	27,700

Net gain (loss) on investments	(65,814)	432,488	(68,714)	281	13,710	1,133,927	384,288	150,746	2,882,197	14,233	7,957,425	66,509

Net increase (decrease) in net assets resulting from operations	13,580	441,355	449,401	611,631	13,022	1,127,770	364,554	146,727	2,842,456	136,750	8,233,363	282,909

Capital transactions:
Transfer of net premiums	126,821	288,144	1,256,975	3,369,172	17,650	1,389,540	587,222	163,139	5,778,590	375,639	5,746,655	389,472
Transfers due to death benefits	-	(4,849)	(52,847)	(4,477)	-	(93,505)	(8,413)	-	(37,549)	-	(105,094)	(3,245)
Transfers due to withdrawal of funds	(46,295)	(27,089)	(440,829)	(3,819,184)	(759)	(531,872)	(162,305)	(26,031)	(1,943,602)	(121,569)	(2,703,465)	(110,748)
Transfers due to charges for administrative and insurance costs	(124,363)	(201,608)	(769,931)	(1,940,557)	(14,309)	(718,949)	(243,767)	(45,796)	(2,829,185)	(173,238)	(3,228,237)	(199,873)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	120,211	50,276	233,343	2,693,715	(6,364)	(494,977)	(251,881)	444,356	(1,296,032)	342,425	(496,076)	94,266

Net increase (decrease) in net assets resulting from capital transactions	76,374	104,874	226,711	298,669	(3,782)	(449,763)	(79,144)	535,668	(327,778)	423,257	(786,217)	169,872

Total increase (decrease)	89,954	546,229	676,112	910,300	9,240	678,007	285,410	682,395	2,514,678	560,007	7,447,146	452,781

NET ASSETS, at beginning of the year	2,266,886	3,182,128	12,036,266	14,443,434	197,371	11,330,203	4,210,286	747,502	37,941,991	2,508,460	48,366,398	3,003,375

NET ASSETS, at end of the year	$2,356,840	$3,728,357	$12,712,378	$15,353,734	$206,611	$12,008,210	$4,495,696	$1,429,897	$40,456,669	$3,068,467	$55,813,544	$3,456,156

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	Oppenheimer Income Sub-Account	Oppenheimer International Equity Sub-Account	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division
Investment income
Dividends	$11,587	$220	$12,314	$116,308	$-	$330,468	$3,352	$7,964	$8,361	$71,921	$-	$79,840

Expenses
Mortality and expense risk fees and administrative charges	2,039	335	9,266	47,267	183,358	35,040	1,534	1,639	11,467	19,978	191,081	29,890

Net investment income (loss)	9,548	(115)	3,048	69,041	(183,358)	295,428	1,818	6,325	(3,106)	51,943	(191,081)	49,950

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(7,583)	10,575	74,459	212,752	(82,174)	66,479	35,176	29,217	48,465	57,244	845,900	264,083
Realized gain distribution	-	-	-	-	-	-	-	-	-	142,594	5,231,996	-

Realized gain (loss)	(7,583)	10,575	74,459	212,752	(82,174)	66,479	35,176	29,217	48,465	199,838	6,077,896	264,083

Change in net unrealized appreciation/depreciation of investments	1,196	(5,579)	598,038	1,159,798	1,181,854	192,858	(18,119)	(17,608)	189,508	542,027	(3,458,355)	1,058,029

Net gain (loss) on investments	(6,387)	4,996	672,497	1,372,550	1,099,680	259,337	17,057	11,609	237,973	741,865	2,619,541	1,322,112

Net increase (decrease) in net assets resulting from operations	3,161	4,881	675,545	1,441,591	916,322	554,765	18,875	17,934	234,867	793,808	2,428,460	1,372,062

Capital transactions:
Transfer of net premiums	-	-	342,144	1,542,826	5,818,942	767,820	24,812	52,972	266,567	407,980	4,500,558	682,804
Transfers due to death benefits	-	-	-	(879)	(31,053)	(10,449)	-	-	-	-	(25,519)	(5,846)
Transfers due to withdrawal of funds	(91,783)	(24,869)	(75,740)	(513,864)	(2,236,248)	(303,702)	(119,297)	(127,850)	(52,496)	(98,094)	(1,727,671)	(221,688)
Transfers due to charges for administrative and insurance costs	(33,270)	(1,726)	(100,819)	(744,862)	(2,807,218)	(481,955)	(16,056)	(40,485)	(91,268)	(196,387)	(2,623,866)	(332,260)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	-	-	1,427,440	(303,839)	(1,533,210)	232,714	(59,654)	(60,274)	224,687	996,595	229,006	1,632,046

Net increase (decrease) in net assets resulting from capital transactions	(125,053)	(26,595)	1,593,025	(20,618)	(788,787)	204,428	(170,195)	(175,637)	347,490	1,110,094	352,508	1,755,056

Total increase (decrease)	(121,892)	(21,714)	2,268,570	1,420,973	127,535	759,193	(151,320)	(157,703)	582,357	1,903,902	2,780,968	3,127,118

NET ASSETS, at beginning of the year	229,690	32,170	1,559,968	9,956,193	37,138,944	7,662,301	232,961	284,654	2,344,546	3,710,701	39,409,402	5,388,858

NET ASSETS, at end of the year	$107,798	$10,456	$3,828,538	$11,377,166	$37,266,479	$8,421,494	$81,641	$126,951	$2,926,903	$5,614,603	$42,190,370	$8,515,976

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2005

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP High Income Sub-Account	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division
Investment income
Dividends	$279	$-	$-	$445,406	$19,101	$64,456	$59,471	$116,905	$7,492	$1,213	$20,560	$4,624

Expenses
Mortality and expense risk fees and administrative charges	76	386	5,118	104,942	8,741	11,732	17,068	195,562	447	604	10,264	11,648

Net investment income (loss)	203	(386)	(5,118)	340,464	10,360	52,724	42,403	(78,657)	7,045	609	10,296	(7,024)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	296	1,949	43,202	(71,343)	11,702	41,118	57,895	445,632	(1,869)	(1,592)	110,390	1,198
Realized gain distribution	-	-	-	-	221,005	-	16,308	7,306	-	-	16,632	-

Realized gain (loss)	296	1,949	43,202	(71,343)	232,707	41,118	74,203	452,938	(1,869)	(1,592)	127,022	1,198

Change in net unrealized appreciation/depreciation of investments	828	7,124	(3,050)	667,302	(113,931)	143,719	126,173	6,117,127	(4,305)	3,241	115,103	87,178

Net gain (loss) on investments	1,124	9,073	40,152	595,959	118,776	184,837	200,376	6,570,065	(6,174)	1,649	242,125	88,376

Net increase (decrease) in net assets resulting from operations	1,327	8,687	35,034	936,423	129,136	237,561	242,779	6,491,408	871	2,258	252,421	81,352

Capital transactions:
Transfer of net premiums	7,829	19,041	340,919	3,673,554	531,469	375,395	732,140	5,914,049	4,704	195	251,716	443,510
Transfers due to death benefits	-	-	-	(42,245)	-	-	-	(71,295)	-	-	-	-
Transfers due to withdrawal of funds	(1,374)	(796)	(11,950)	(1,364,115)	(59,932)	(124,814)	(123,363)	(2,410,488)	(1)	(8,571)	(79,924)	(58,129)
Transfers due to charges for administrative and insurance costs	(1,190)	(6,379)	(253,490)	(1,829,334)	(264,385)	(211,048)	(280,521)	(3,306,979)	(4,145)	(9,446)	(110,418)	(253,502)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(658)	47,570	(50,401)	(709,497)	504,612	442,191	743,322	1,033,210	-	295	1,424,186	286,891

Net increase (decrease) in net assets resulting from capital transactions	4,607	59,436	25,078	(271,637)	711,764	481,724	1,071,578	1,158,497	558	(17,527)	1,485,560	418,770

Total increase (decrease)	5,934	68,123	60,112	664,786	840,900	719,285	1,314,357	7,649,905	1,429	(15,269)	1,737,981	500,122

NET ASSETS, at beginning of the year	15,600	81,347	1,677,457	22,561,726	1,974,034	2,376,494	3,524,235	38,975,450	50,348	79,996	943,701	2,641,762

NET ASSETS, at end of the year	$21,534	$149,470	$1,737,569	$23,226,512	$2,814,934	$3,095,779	$4,838,592	$46,625,355	$51,777	$64,727	$2,681,682	$3,141,884

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division
Investment income
Dividends	$4,797	$19,939	$88,904	$206	$-	$438,329	$-	$302	$820,705	$569,500	$9,526	$103,520

Expenses
Mortality and expense risk fees and administrative charges	943	40,563	29,832	176	422	71,768	852	95	203,353	160,528	9,256	8,271

Net investment income (loss)	3,854	(20,624)	59,072	30	(422)	366,561	(852)	207	617,352	408,972	270	95,249

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	8,230	123,641	(230,056)	559	(233)	(375,921)	6,580	107	(1,807,518)	(349,923)	(30,897)	2,909
Realized gain distribution	-	-	-	-	-	-	-	1,220	-	-	-	226

Realized gain (loss)	8,230	123,641	(230,056)	559	(233)	(375,921)	6,580	1,327	(1,807,518)	(349,923)	(30,897)	3,135

Change in net unrealized appreciation/depreciation of investments	2,530	924,782	517,845	2,353	8,170	690,508	(1,655)	(400)	2,303,480	1,385,740	98,335	(72,973)

Net gain (loss) on investments	10,760	1,048,423	287,789	2,912	7,937	314,587	4,925	927	495,962	1,035,817	67,438	(69,838)

Net increase (decrease) in net assets resulting from operations	14,614	1,027,799	346,861	2,942	7,515	681,148	4,073	1,134	1,113,314	1,444,789	67,708	25,411

Capital transactions:
Transfer of net premiums	25,481	1,437,243	1,340,558	7,971	29,798	2,552,429	52,667	5,468	6,537,757	5,234,856	376,014	150,369
Transfers due to death benefits	-	(23,596)	(15,751)	-	-	(532,331)	-	-	(127,206)	(26,987)	(1,058)	-
Transfers due to withdrawal of funds	(608)	(257,584)	(240,890)	(1,523)	(3,493)	(1,359,436)	(7,072)	-	(2,270,633)	(1,572,155)	(93,191)	(9,770)
Transfers due to charges for administrative and insurance costs	(35,977)	(1,192,339)	(654,186)	(1,249)	(7,472)	(1,476,518)	(15,569)	(1,491)	(3,824,081)	(3,208,075)	(203,419)	(146,548)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(82,209)	662,819	(446,212)	38,832	24,831	(305,010)	2,427	6,586	(1,233,130)	(1,327,723)	(144,192)	413,806

Net increase (decrease) in net assets resulting from capital transactions	(93,313)	626,543	(16,481)	44,031	43,664	(1,120,866)	32,453	10,563	(917,293)	(900,084)	(65,846)	407,857

Total increase (decrease)	(78,699)	1,654,342	330,380	46,973	51,179	(439,718)	36,526	11,697	196,021	544,705	1,862	433,268

NET ASSETS, at beginning of the year	331,299	8,658,828	6,529,934	12,907	80,475	16,316,321	186,440	13,604	43,098,789	35,944,705	2,190,819	1,833,618

NET ASSETS, at end of the year	$252,600	$10,313,170	$6,860,314	$59,880	$131,654	$15,876,603	$222,966	$25,301	$43,294,810	$36,489,410	$2,192,681	$2,266,886

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division
Investment income
Dividends	$20,643	$592,704	$413,408	$91	$29,235	$-	$-	$-	$328,150	$123,793	$429,160	$231,464

Expenses
Mortality and expense risk fees and administrative charges	13,193	51,616	58,250	881	49,882	16,349	2,475	166,814	168,308	9,210	198,880	12,622

Net investment income (loss)	7,450	541,088	355,158	(790)	(20,647)	(16,349)	(2,475)	(166,814)	159,842	114,583	230,280	218,842

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	267,478	26,999	153	15,964	466,139	102,668	17,492	(1,725,399)	(1,443,722)	25,391	(58,260)	72,877
Realized gain distribution	-	-	-	-	543,997	-	77,724	-	-	-	-	-

Realized gain (loss)	267,478	26,999	153	15,964	1,010,136	102,668	95,216	(1,725,399)	(1,443,722)	25,391	(58,260)	72,877

Change in net unrealized appreciation/depreciation of investments	(31,070)	(329,945)	70	(14,602)	(1,123,792)	310,585	(24,494)	5,813,930	2,973,616	(86,721)	5,681,322	(241,236)

Net gain (loss) on investments	236,408	(302,946)	223	1,362	(113,656)	413,253	70,722	4,088,531	1,529,894	(61,330)	5,623,062	(168,359)

Net increase (decrease) in net assets resulting from operations	243,858	238,142	355,381	572	(134,303)	396,904	68,247	3,921,717	1,689,736	53,253	5,853,342	50,483

Capital transactions:
Transfer of net premiums	285,463	1,513,399	4,016,101	2,915	1,501,380	611,974	139,033	6,466,577	6,313,008	418,596	5,972,400	377,041
Transfers due to death benefits	-	(1,132)	(57,672)	-	(10,271)	(8,428)	-	(59,638)	(56,145)	-	(42,908)	-
Transfers due to withdrawal of funds	(96,514)	(881,958)	(3,265,403)	(10,261)	(650,409)	(158,225)	(104,701)	(1,894,354)	(1,896,001)	(275,883)	(2,445,064)	(110,469)
Transfers due to charges for administrative and insurance costs	(206,700)	(1,169,997)	(2,108,904)	(19,373)	(838,577)	(292,046)	(34,064)	(3,546,675)	(3,264,282)	(200,082)	(3,438,385)	(228,333)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	(446,906)	(335,597)	(825,624)	3,617	(742,549)	187,847	106,435	(930,943)	(1,391,303)	1,960	986,842	(695,454)

Net increase (decrease) in net assets resulting from capital transactions	(464,657)	(875,285)	(2,241,502)	(23,102)	(740,426)	341,122	106,703	34,967	(294,723)	(55,409)	1,032,885	(657,215)

Total increase (decrease)	(220,799)	(637,143)	(1,886,121)	(22,530)	(874,729)	738,026	174,950	3,956,684	1,395,013	(2,156)	6,886,227	(606,732)

NET ASSETS, at beginning of the year	3,402,927	12,673,409	16,329,555	219,901	12,204,932	3,472,260	572,552	33,182,260	36,546,978	2,510,616	41,480,171	3,610,107

NET ASSETS, at end of the year	$3,182,128	$12,036,266	$14,443,434	$197,371	$11,330,203	$4,210,286	$747,502	$37,138,944	$37,941,991	$2,508,460	$48,366,398	$3,003,375

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	Oppenheimer Income Sub-Account	Oppenheimer International Equity Sub-Account	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Strategic Bond Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division
Investment income
Dividends	$13,086	$254	$10,490	$125,307	$322,169	$3,107	$5,767	$22,327	$2,442	$51,841	$-	$58,395

Expenses
Mortality and expense risk fees and administrative charges	3,372	386	5,161	42,825	31,759	1,884	2,265	14,966	9,235	14,534	166,063	21,624

Net investment income (loss)	9,714	(132)	5,329	82,482	290,410	1,223	3,502	7,361	(6,793)	37,307	(166,063)	36,771

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(2,551)	(3,012)	73,927	39,707	125,411	(2,485)	(5,569)	355,879	17,801	25,182	733,016	349,041
Realized gain distribution	-	-	-	-	-	-	-	95,760	-	165,966	2,158,041	-

Realized gain (loss)	(2,551)	(3,012)	73,927	39,707	125,411	(2,485)	(5,569)	451,639	17,801	191,148	2,891,057	349,041

Change in net unrealized appreciation/depreciation of investments	(4,128)	6,602	100,398	392,882	(253,263)	12,206	11,714	(351,050)	119,097	(101,036)	2,171,592	93,987

Net gain (loss) on investments	(6,679)	3,590	174,325	432,589	(127,852)	9,721	6,145	100,589	136,898	90,112	5,062,649	443,028

Net increase (decrease) in net assets resulting from operations	3,035	3,458	179,654	515,071	162,558	10,944	9,647	107,950	130,105	127,419	4,896,586	479,799

Capital transactions:
Transfer of net premiums	103	1,666	159,569	1,685,532	823,293	34,142	81,309	447,195	181,114	374,546	4,908,536	641,319
Transfers due to death benefits	-	-	-	(9,226)	(7,785)	-	-	(3,983)	-	-	(38,688)	(7,304)
Transfers due to withdrawal of funds	(7,622)	(6,623)	(121,627)	(673,442)	(370,698)	-	(89)	(132,239)	(49,134)	(81,922)	(1,920,527)	(133,036)
Transfers due to charges for administrative and insurance costs	(36,771)	(2,092)	(66,521)	(927,090)	(514,697)	(21,126)	(44,036)	(475,240)	(87,043)	(156,733)	(2,921,203)	(309,118)
Transfers between divisions/Sub-Accounts and to/from Guaranteed Principal Account/Fixed Account	-	-	276,513	(131,013)	686,927	1,181	-	(73,217)	552,424	1,392,146	48,407	137,138

Net increase (decrease) in net assets resulting from capital transactions	(44,290)	(7,049)	247,934	(55,239)	617,040	14,197	37,184	(237,484)	597,361	1,528,037	76,525	328,999

Total increase (decrease)	(41,255)	(3,591)	427,588	459,832	779,598	25,141	46,831	(129,534)	727,466	1,655,456	4,973,111	808,798

NET ASSETS, at beginning of the year	270,945	35,761	1,132,380	9,496,361	6,882,703	207,820	237,823	4,039,071	1,617,080	2,055,245	34,436,291	4,580,060

NET ASSETS, at end of the year	$229,690	$32,170	$1,559,968	$9,956,193	$7,662,301	$232,961	$284,654	$3,909,537	$2,344,546	$3,710,701	$39,409,402	$5,388,858

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

C.M. Life Insurance Company (“C.M. Life”) was formerly a wholly-owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company (“CML”). On February 29, 1996, CML merged with and into Massachusetts Mutual Life Insurance Company (“MassMutual”). Upon the merger, CML’s existence ceased and MassMutual became the surviving company under the name Massachusetts Mutual Life Insurance Company. C.M. Life became a wholly-owned subsidiary of MassMutual.

C.M. Life Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on February 2, 1995, by C.M. Life in accordance with the laws of the State of Connecticut.

C.M. Life maintains four segments within Separate Account I. The initial segment, Executive Benefit Variable Universal Life (“EBVUL Segment”) is used exclusively for C.M. Life’s individual flexible premium variable life insurance policy, known as Executive Benefit Variable Universal Life. The EBVUL policy is no longer offered for sale to the public. Policy owners may continue, however, to make premium payments under existing policies.

On November 12, 1997, C.M. Life established a second segment, Survivorship Variable Universal Life (“SVUL Segment”) within Separate Account I to be used exclusively for C.M. Life’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life. This policy is no longer offered for sale. Policy owners may continue, however, to make premium payments under existing policies.

On November 12, 1997, C.M. Life established a third segment, Variable Universal Life (“VUL Segment”) within Separate Account I to be used exclusively for C.M. Life’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life. This policy is no longer offered for sale. Policy owners may continue, however, to make premium payments under existing policies.

On November 23, 1999, C.M. Life established a fourth segment, Survivorship Variable Universal Life II (“SVUL II Segment”) within Separate Account I to be used exclusively for C.M. Life’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life II.

Separate Account I is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The portion of Separate Account I’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business C.M. Life may conduct.

2.	PRIOR PERIOD ADJUSTMENTS

In 2006, Separate Account I determined that it had incorrectly calculated the investment income ratio for MML Enhanced Index Core Equity Division, MML Inflation-Protected Bond Division, MML Small Cap Equity Division and MML Small Company Opportunities Division (collectively, the “Divisions”) in certain prior periods presented. The financial highlights footnote has been restated for 2005 and 2004 to reflect the correct investment income ratios as shown in the table below:

Investment Income Ratio	2005	2004
MML Enhanced Index Core Equity Division:
As previously reported	7.61%	1.38%
As restated	1.51%	1.38%

MML Inflation-Protected Bond Division:
As previously reported	4.85%	3.01%
As restated	4.84%	2.80%

Notes To Financial Statements (Continued)

Investment Income Ratio	2005	2004
MML Small Cap Equity Division:
As previously reported	5.12%	2.20%
As restated	0.26%	0.18%

MML Small Company Opportunities Division:
As previously reported	13.04%	11.09%
As restated	-	-

This restatement has no impact on the Divisions’ previously reported net assets, net asset value per share or total return.

3.	INVESTMENT OF SEPARATE ACCOUNT I’s ASSETS

Separate Account I consists of forty-nine divisions/sub-accounts which invest in the following mutual funds of the same name unless stated otherwise:

AIM Variable Insurance Funds (“AIM V.I.”), is an open-end, diversified, management investment company registered under the 1940 Act with three of its Funds available to Separate Account I policy owners: AIM V.I. Financial Services Fund (Series I), AIM V.I. Global Health Care Fund (Series I) (prior to July 1, 2005, this Fund was called AIM V.I. Health Sciences Fund) and AIM V.I. Technology Fund (Series I). A I M Advisors, Inc. is the investment adviser to the Funds.

American Century Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I policy owners: American Century VP Income & Growth Fund and American Century VP Value Fund. American Century Investment Management, Inc., is the investment adviser to the Funds.

American Funds Insurance Series® (“American Funds”) is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I policy owners: American Funds® Asset Allocation Fund (Class 2) and American Funds® Growth-Income Fund (Class 2). Capital Research and Management Company is the investment adviser to the Funds.

DWS VIT Investment Funds (“DWS VIT”) (prior to February 6, 2006, known as Scudder Investment VIT Funds), is an investment company registered under the 1940 Act with one of its Funds available to Separate Account I policy owners: DWS Small Cap Index VIP (prior to February 6, 2006, this Fund was called Scudder VIT Small Cap Index Fund) (the DWS Small Cap Index Division invests in this Fund). Deutsche Investment Management Americas Inc. (“DIMA”) serves as the investment adviser to the Fund (prior to December 31, 2006, known as Deutsche Asset Management, Inc. (“DeAM”). Northern Trust Investments, N.A., serves as investment sub-adviser to this Fund.

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) and Fidelity Variable Insurance Products II are open-end, management investment companies registered under the 1940 Act with four of their Portfolios available to Separate Account I policy owners: Fidelity® VIP Contrafund® Portfolio (Initial Class), Fidelity® VIP High Income Portfolio, Fidelity® VIP Index 500 Portfolio and Fidelity VIP Money Market Portfolio. Fidelity Management & Research Company (“FMR”) is the investment adviser to these Portfolios. FMR Co., Inc., a wholly-owned subsidiary of FMR, serves as sub-adviser to the Portfolios. The following affiliates also serve as sub-advisers assisting FMR with foreign investments for the Fidelity® VIP Contrafund® Portfolio (Initial Class) and Fidelity® VIP High Income Portfolio: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investments Advisors (U.K.) Limited, and Fidelity Investments Japan Limited.

Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”) is an open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I policy owners: Franklin Small Cap Value Securities Fund (Class 2) and Templeton Foreign Securities Fund (Class 2). Franklin Advisory Services, LLC is the investment adviser to the Franklin Small Cap Value Securities Fund and Templeton Investment Counsel, LLC is the investment adviser to the Templeton Foreign Securities Fund.

Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”) is an open-end, management investment company registered under the 1940 Act with one of its Funds available to Separate Account I policy owners: Goldman Sachs VIT Capital Growth Fund (the Goldman Sachs Capital Growth Division invests in this Fund). Goldman Sachs Asset

Notes To Financial Statements (Continued)

Management L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., serves as investment adviser to the Fund.

Janus Aspen Series (“Janus Aspen”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to Separate Account I policy owners: Janus Aspen Balanced Portfolio (Service), Janus Aspen Forty Portfolio (Institutional) (prior to May 1, 2005, this Portfolio was called Janus Aspen Capital Appreciation Portfolio) and Janus Aspen Worldwide Growth Portfolio (Institutional). Janus Capital Management LLC is the investment adviser to these Portfolios.

MFS® Variable Insurance TrustSM (“MFS Trust”) is an open-end, investment management company registered under the 1940 Act with two of its separate series of shares available to Separate Account I policy owners: MFS® Investors Trust Series and MFS® New Discovery Series. Massachusetts Financial Services Company serves as investment adviser to these Series.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with six of its separate series (“MML Trust Funds”) available to Separate Account I’s policy owners: MML Emerging Growth Fund, MML Equity Index Fund (Class II), MML Growth Equity Fund, MML Large Cap Value Fund, MML OTC 100 Fund, and MML Small Cap Growth Equity Fund. MassMutual serves as investment adviser to each of these MML Trust Funds pursuant to an investment management agreement. MassMutual has entered into a sub-advisory agreements with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class II) and MML OTC 100 Fund. MassMutual has entered into a sub-advisory agreements with Delaware Management Company and Insight Capital Research & Management, Inc., to serve as the investment sub-adviser to the MML Emerging Growth Fund (prior to July 11, 2006, RS Investment Management, L.P. was the Funds’ investment sub-adviser). MassMutual has entered into a sub-advisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to serve as the investment sub-adviser to the MML Growth Equity Fund. MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual has entered into sub-advisory agreements with Wellington Management Company, LLP and Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser for a portion of the MML Small Cap Growth Equity Fund.

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with eight of its separate series (“MML II Trust Funds”) available to Separate Account I’s policy owners: MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Money Market Fund, MML Small Cap Equity Fund, and MML Small Company Opportunities Fund. MassMutual serves as investment adviser to each of these MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), a controlled subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, and MML Money Market Fund. MassMutual has entered into sub-advisory agreements with AllianceBernstein L.P. (“AllianceBernstein”) and OppenheimerFunds, Inc. whereby AllianceBernstein and OppenheimerFunds, Inc. each serve as investment sub-adviser to the MML Equity Fund (prior to January 27, 2006, Babson Capital and Alliance Capital Management L.P. each served as investment sub-adviser to a portion of this Fund). MassMutual has entered into a sub-advisory agreement with OppenheimerFunds, Inc. to serve as investment sub-adviser to the MML Small Cap Equity Fund and MML Small Company Opportunities Fund (prior to March 31, 2006, Babson Capital was the sub-adviser to the Funds).

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with seven of its Funds available to Separate Account I policy owners: Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Core Bond Fund/VA (the Oppenheimer Income Sub-Account and Oppenheimer Core Bond Division invest in this Fund) (prior to April 29, 2005, this Fund was called Oppenheimer Bond Fund/VA), Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund®/VA, Oppenheimer MidCap Fund/VA (prior to May 1, 2006, this Fund was called Oppenheimer Aggressive Growth Fund/VA) and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to these Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Fund/Portfolios available to Separate Account I policy owners: Oppenheimer International

Notes To Financial Statements (Continued)

Growth Fund/VA, (the Oppenheimer International Equity Sub-Account and the Oppenheimer International Growth Division invest in this Fund), Panorama Growth Portfolio and Panorama Total Return Portfolio. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to these Panorama Fund/Portfolios.

T. Rowe Price Equity Series, Inc. (“T. Rowe Price”) is a diversified, open-end, investment company registered under the 1940 Act with three of its Portfolios available to Separate Account I policy owners: T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio and T. Rowe Price Mid-Cap Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later. T. Rowe Price Associates, Inc. is the investment adviser to these Portfolios.

In addition to the forty-nine divisions/sub-accounts, policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”)/Fixed Account, which is part of C.M. Life’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

4.	SIGNIFICANT ACCOUNTING POLICIES AND NEW ACCOUNTING PRONOUNCEMENTS

The following is a summary of significant accounting policies followed by Separate Account I in preparation of the financial statements in conformity with U.S. generally accepted accounting principles (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment divisions/sub-accounts are valued at the closing net asset value of each of the respective underlying Funds/Portfolios, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and are reinvested in the underlying investment divisions/sub-accounts.

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account I is part of C.M. Life’s total operations and is not taxed separately. Separate Account I will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on Separate Account I’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account I.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, Separate Account I transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and the net assets of Separate Account I by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4 to 8% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 3% of the

Notes To Financial Statements (Continued)

loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in Separate Account I’s investment performance.

G.	New Accounting Pronouncements

Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements”. In September 2006, the FASB issued SFAS 157 to provide consistency and comparability in determining fair value measurements and to provide for expanded disclosures about fair value measurements. The definition of fair value maintains the exchange price notion in earlier definitions of fair value but focuses on the exit price of the asset or liability. The exit price is the price that would be received to sell the asset or paid to transfer the liability adjusted for certain inherent risks and restrictions. Expanded disclosures are also required about the use of fair value to measure assets and liabilities. The effective date is for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Separate Account does not believe that adoption of SFAS 157 will have a material impact on the Separate Account’s financial position.

Staff Accounting Bulletin (“SAB”) No. 108. In September 2006, the SEC issued SAB No. 108 to provide guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB No. 108 addresses the diversity in practice in quantifying financial statement misstatements and requires entities to quantify the effects of an identified unadjusted error on each financial statement and financial statement disclosure by considering the impact of prior year misstatements on the current year financial statements. Initial application of SAB No. 108 allows entities to elect not to restate prior periods but to reflect the initial application in their annual financial statements covering the first fiscal year ending after November 15, 2006. The cumulative effect of the initial application is to be reported in the carrying amounts of assets and liabilities as of the beginning of that fiscal year, and the offsetting adjustment, net of tax, is to be made to the opening balance of net assets for that year. Entities will need to disclose the nature and amount of each item, when and how each error being corrected arose, and the fact that the errors were previously considered immaterial. Adoption of SAB No. 108 as of December 31, 2006 did not have a material effect on the Separate Account’s financial statements.

H.	Reclassifications

Certain amounts in the 2005 financial statements have been reclassified to conform to the 2006 presentation. The most significant of these are reclassifications of amounts previously included in dividends to realized gain distributions.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter for most of the policies pursuant to an underwriting and servicing agreement among MML Distributors, C.M. Life and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by C.M. Life on behalf of MML Distributors. MML Distributors also receives compensation for their actions as underwriters of the policies.

B.	Receivable from/Payable to C.M. Life

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and Separate Account I.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP High Income Sub-Account	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division

Cost of purchases	$109,778	$139,321	$493,204	$2,749,596	$1,080,548	$1,760,073	$2,044,117	$678,180	$8,698,126	$42	$1,932	$1,266,489
Proceeds from sales	(15,298)	(39,087)	(349,760)	(2,341,879)	(434,857)	(299,416)	(891,474)	(989,340)	(3,922,942)	(54,268)	(33,961)	(255,312)

	Goldman Sachs Capital Growth Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division
Cost of purchases	$656,452	$140,124	$763,235	$992,802	$21,926	$217,086	$1,891,189	$121,676	$28,367	$6,682,628	$3,855,980	$374,814
Proceeds from sales	(604,216)	(68,846)	(1,605,318)	(733,669)	(3,993)	(73,855)	(2,321,854)	(84,323)	(5,159)	(5,085,380)	(5,334,617)	(187,255)

	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division
Cost of purchases	$555,896	$646,888	$2,229,693	$8,156,057	$28,390	$4,097,884	$549,184	$798,850	$3,556,155	$962,876	$7,118,147	$835,349
Proceeds from sales	(400,128)	(532,095)	(1,484,988)	(7,267,009)	(32,868)	(1,654,299)	(641,916)	(123,809)	(3,882,340)	(380,506)	(4,902,919)	(419,965)

	Oppenheimer Income Sub-Account	Oppenheimer International Equity Sub-Account	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division
Cost of purchases	$13,472	$220	$1,803,841	$1,189,298	$2,863,600	$1,294,471	$29,503	$64,326	$673,171	$1,858,919	$8,341,872	$2,419,468
Proceeds from sales	(128,986)	(26,931)	(207,079)	(1,116,415)	(3,819,336)	(747,739)	(197,886)	(233,633)	(328,793)	(545,168)	(2,931,358)	(639,894)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2006 were as follows:

December 31, 2006	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP High Income Sub-Account	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division

Units purchased	4,371	21,283	749,927	2,858,167	196,013	278,054	564,620	280,213	3,659,747	-	141	180,627
Units withdrawn	(2,129)	(9,437)	(500,545)	(2,411,343)	(240,837)	(236,900)	(580,350)	(215,068)	(3,651,159)	(42,565)	(14,178)	(136,373)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	56,654	59,220	(22,210)	(343,888)	266,500	877,806	616,589	(400,426)	152,815	-	-	407,901

Net increase (decrease)	58,896	71,066	227,172	102,936	221,676	918,960	600,859	(335,281)	161,403	(42,565)	(14,037)	452,155

December 31, 2006 (Continued)	Goldman Sachs Capital Growth Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division

Units purchased	514,420	20,035	1,554,491	1,909,409	5,051	27,263	2,041,436	71,151	5,187	5,411,893	3,949,206	555,485
Units withdrawn	(483,480)	(38,125)	(1,305,304)	(1,409,632)	(1,648)	(18,608)	(1,860,235)	(36,815)	(1,992)	(5,619,695)	(3,507,572)	(363,098)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	53,376	67,558	(1,286,487)	(263,457)	8,837	88,824	(873,467)	7,438	10,953	(1,604,019)	(2,394,574)	102,266

Net increase (decrease)	84,316	49,468	(1,037,300)	236,320	12,240	97,479	(692,266)	41,774	14,148	(1,811,821)	(1,952,940)	294,653

December 31, 2006 (Continued)	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division

Units purchased	109,283	236,056	895,247	3,038,890	20,060	868,353	608,945	94,837	4,951,336	267,357	2,833,426	305,248
Units withdrawn	(147,331)	(179,914)	(889,022)	(4,921,181)	(64,397)	(836,106)	(389,396)	(37,264)	(3,951,015)	(207,578)	(2,924,776)	(230,499)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	101,889	17,221	151,906	2,155,724	(6,712)	(325,807)	(295,549)	219,120	(1,266,527)	236,866	(478,567)	52,414

Net increase (decrease)	63,841	73,363	158,131	273,433	(51,049)	(293,560)	(76,000)	276,693	(266,206)	296,645	(569,917)	127,163

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2006 (Continued)	Oppenheimer Income Sub-Account	Oppenheimer International Equity Sub-Account	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division

Units purchased	-	-	279,658	1,593,665	4,871,823	514,023	17,260	34,593	210,366	271,787	2,465,097	572,637
Units withdrawn	(77,318)	(11,851)	(129,945)	(1,266,565)	(4,241,118)	(512,326)	(89,318)	(110,059)	(101,434)	(187,002)	(2,291,574)	(425,531)
Units transferred between Divisions/Sub-Account and to/from GPA/Fixed Account	-	-	1,003,543	(330,919)	(1,467,154)	136,342	(39,031)	(39,111)	135,198	623,952	18,387	1,239,771

Net increase (decrease)	(77,318)	(11,851)	1,153,256	(3,819)	(836,449)	138,039	(111,089)	(114,577)	244,130	708,737	191,910	1,386,877

December 31, 2005	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP High Income Sub-Account	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division

Units purchased	6,078	14,768	560,422	3,401,628	371,461	292,196	534,702	4,521,036	3,914	232	151,304	692,838
Units withdrawn	(1,945)	(5,632)	(431,621)	(2,918,654)	(224,971)	(260,496)	(289,845)	(4,249,644)	(3,478)	(8,538)	(111,289)	(408,799)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(508)	35,847	(85,672)	(670,049)	355,440	343,291	525,013	614,871	-	-	897,001	253,293

Net increase (decrease)	3,625	44,983	43,129	(187,075)	501,930	374,991	769,870	886,263	436	(8,306)	937,016	537,332

December 31, 2005 (Continued)	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division

Units purchased	20,710	1,884,120	2,320,936	5,995	22,800	2,395,179	64,508	4,042	6,498,313	5,299,607	640,406	129,952
Units withdrawn	(30,471)	(1,930,612)	(1,548,485)	(2,041)	(8,260)	(3,123,207)	(27,288)	(1,109)	(6,079,435)	(4,829,887)	(491,605)	(135,055)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(71,390)	746,348	(807,627)	29,134	18,496	(295,557)	3,298	4,899	(1,281,841)	(1,376,242)	(263,806)	356,477

Net increase (decrease)	(81,151)	699,856	(35,176)	33,088	33,036	(1,023,585)	40,518	7,832	(862,963)	(906,522)	(115,005)	351,374

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2005 (Continued)	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division

Units purchased	246,739	1,115,932	3,683,518	44,921	1,001,584	676,818	84,019	5,971,198	5,667,709	304,360	3,414,610	287,707
Units withdrawn	(261,700)	(1,467,656)	(4,740,112)	(30,867)	(997,359)	(498,354)	(84,634)	(4,859,896)	(4,487,453)	(345,574)	(3,294,389)	(256,496)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	(403,391)	(265,862)	(871,700)	5,010	(523,014)	165,070	64,701	(1,045,004)	(1,305,498)	4,896	745,158	(543,728)

Net increase (decrease)	(418,352)	(617,586)	(1,928,294)	19,064	(518,789)	343,534	64,086	66,298	(125,242)	(36,318)	865,379	(512,517)

December 31, 2005 (Continued)	Oppenheimer Income Sub-Account	Oppenheimer International Equity Sub-Account	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Strategic Bond Division	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division

Units purchased	64	883	154,728	1,887,000	554,139	24,765	56,132	368,977	140,210	265,445	3,060,086	590,442
Units withdrawn	(28,074)	(4,943)	(158,536)	(1,757,531)	(594,224)	(15,256)	(30,723)	(493,973)	(103,714)	(168,857)	(2,904,041)	(398,031)
Units transferred between Divisions/Sub-Accounts and to/from GPA/Fixed Account	-	-	233,513	(169,730)	455,041	-	-	(89,210)	427,463	995,876	(61,201)	117,103

Net increase (decrease)	(28,010)	(4,060)	229,705	(40,261)	414,956	9,509	25,409	(214,206)	463,959	1,092,464	94,844	309,514

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED)

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2006 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
AIM V.I. Financial Services Division
2006	74,246	$1.62 to $1.64	$120,622	2.44%	0.25% to 0.55%	15.81% to 16.15%
2005	15,350	1.40 to 1.41	21,534	1.66	0.25 to 0.55	5.33 to 5.64
2004	11,725	1.33	15,600	1.38	0.25 to 0.55	8.08 to 8.40
2003	2,310	1.23	2,839	0.76	0.25 to 0.55	22.90 to 23.15

AIM V.I. Global Health Care Division
2006	179,743	1.43 to 1.45	258,810	-	0.25 to 0.55	4.66 to 4.97
2005	108,677	1.37 to 1.38	149,470	-	0.25 to 0.55	7.56 to 7.88
2004	63,694	1.27 to 1.28	81,347	-	0.25 to 0.55	6.98 to 7.30
2003	45,293	1.19	54,025	-	0.25 to 0.55	19.09 to 19.33

AIM V.I. Technology Division
2006	2,889,716	0.71 to 0.72	2,078,145	-	0.25 to 0.55	9.87 to 10.21
2005	2,662,544	0.65	1,737,569	-	0.25 to 0.55	1.62 to 1.92
2004	2,619,415	0.64	1,677,457	-	0.25 to 0.55	4.06 to 4.37
2003	762,235	0.61 to 0.62	466,140	-	0.25 to 0.55	44.49 to 44.93
2002	182,378	0.42	77,205	(0.41)	0.25 to 0.55	(47.24) to (46.98)

American Century VP Income & Growth Division
2006	20,633,667	1.17 to 1.48	27,148,980	1.78	0.25 to 0.55	16.45 to 16.80
2005	20,530,731	1.00 to 1.15	23,226,512	1.96	0.25 to 0.55	4.06 to 4.37
2004	20,717,806	0.96 to 1.21	22,561,726	1.40	0.25 to 0.55	12.37 to 12.71
2003	20,424,112	0.85 to 1.07	19,816,692	1.26	0.25 to 0.55	28.64 to 29.03
2002	18,816,233	0.66 to 0.83	14,235,674	0.54	0.25 to 0.55	(19.97) to (19.57)

American Century VP Value Division
2006	2,108,001	1.75 to 1.77	3,717,906	1.29	0.25 to 0.55	18.00 to 18.36
2005	1,886,325	1.48 to 1.50	2,814,934	0.77	0.25 to 0.55	4.46 to 4.77
2004	1,384,395	1.42 to 1.43	1,974,034	0.28	0.25 to 0.55	13.71 to 14.05
2003	118,656	1.25	148,363	-	0.25 to 0.55	24.98 to 25.23

American Funds® Asset Allocation Division
2006	3,181,863	1.56 to 1.57	4,968,418	2.48	0.25 to 0.55	14.03 to 14.37
2005	2,262,903	1.36 to 1.37	3,095,779	2.37	0.25 to 0.55	8.54 to 8.87
2004	1,887,912	1.26	2,376,494	3.01	0.25 to 0.55	7.75 to 8.07
2003	384,637	1.17	448,984	3.25	0.25 to 0.55	16.60 to 16.84

American Funds® Growth-Income Division
2006	3,912,917	1.67 to 1.69	6,554,205	1.68	0.25 to 0.55	14.57 to 14.92
2005	3,312,058	1.46 to 1.47	4,838,592	1.46	0.25 to 0.55	5.25 to 5.57
2004	2,542,188	1.38 to 1.39	3,524,235	1.23	0.25 to 0.55	9.77 to 10.10
2003	587,960	1.26	741,508	1.66	0.25 to 0.55	26.01 to 26.27

DWS Small Cap Index Division
2006	2,593,403	1.55 to 1.63	4,046,294	0.65	0.25 to 0.55	16.85 to 17.20
2005	2,928,684	1.32 to 1.35	3,909,537	0.62	0.25 to 0.55	3.69 to 4.00
2004	3,142,890	1.28 to 1.34	4,039,071	0.42	0.25 to 0.55	17.11 to 17.46
2003	3,181,792	1.09 to 1.14	3,487,214	0.92	0.25 to 0.55	45.62 to 46.06
2002	2,967,439	0.75 to 0.78	2,228,694	0.54	0.25 to 0.55	(21.18) to (20.78)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED)(Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Fidelity® VIP Contrafund® Division
2006	31,603,821	$1.41 to $1.67	$52,103,811	1.31%	0.25% to 0.55%	11.11% to 11.44%
2005	31,442,418	1.27 to 1.51	46,625,355	0.28	0.25 to 0.55	16.30 to 16.65
2004	30,556,155	1.09 to 1.50	38,975,450	0.33	0.25 to 0.55	14.84 to 15.19
2003	29,578,718	0.94 to 1.30	32,866,495	0.44	0.25 to 0.55	27.76 to 28.14
2002	27,596,813	0.74 to 1.02	24,034,119	0.30	0.25 to 0.55	(10.02) to (9.57)

Fidelity® VIP High Income Sub-Account
2006	-	-	-	0.13	0.90	10.24
2005	42,565	1.22	51,777	15.01	0.90	1.78
2004	42,129	1.20	50,348	7.96	0.90	8.61
2003	42,703	1.10	46,988	7.13	0.90	26.13
2002	42,780	0.87	37,322	9.80	0.90	3.44

Fidelity® VIP Index 500 Sub-Account
2006	15,215	2.54	38,613	2.36	0.90	14.69
2005	29,252	2.21	64,727	1.81	0.90	3.89
2004	37,558	2.13	79,996	1.38	0.90	9.62
2003	51,973	1.94	100,976	1.51	0.90	27.26
2002	58,068	1.53	88,653	0.45	0.90	(22.25)

Franklin Small Cap Value Securities Division
2006	1,965,448	2.06 to 2.08	4,058,190	0.63	0.25 to 0.55	16.34 to 16.69
2005	1,513,293	1.77 to 1.78	2,681,682	0.91	0.25 to 0.55	8.17 to 8.50
2004	576,277	1.64	943,701	0.16	0.25 to 0.55	23.07 to 23.44
2003	135,657	1.33	180,455	0.01	0.25 to 0.55	32.88 to 33.15

Goldman Sachs Capital Growth Division
2006	3,976,821	0.86 to 1.03	3,474,395	0.13	0.25 to 0.55	7.96 to 8.29
2005	3,892,505	0.80 to 0.81	3,141,884	0.16	0.25 to 0.55	2.38 to 2.69
2004	3,355,173	0.78 to 0.92	2,641,762	0.72	0.25 to 0.55	8.49 to 8.82
2003	3,338,538	0.72 to 0.85	2,416,252	0.28	0.25 to 0.55	23.06 to 23.43
2002	2,875,472	0.58 to 0.69	1,684,899	(0.22)	0.25 to 0.55	(26.48) to (24.90)

Janus Aspen Balanced Division
2006	247,630	1.39 to 1.41	347,148	2.04	0.25 to 0.55	9.81 to 10.14
2005	198,162	1.27 to 1.28	252,600	1.85	0.25 to 0.55	7.07 to 7.39
2004	279,313	1.18 to 1.19	331,299	4.19	0.25 to 0.55	7.70 to 8.02
2003	31,219	1.10	34,352	1.59	0.25 to 0.55	9.90 to 10.12

Janus Aspen Forty Division
2006	11,490,752	0.89 to 0.91	10,290,065	0.35	0.25 to 0.55	8.75 to 9.07
2005	12,528,052	0.82 to 0.83	10,313,170	0.22	0.25 to 0.55	12.23 to 12.57
2004	11,828,196	0.73 to 0.74	8,658,828	0.25	0.25 to 0.55	17.58 to 17.93
2003	12,519,640	0.62 to 0.63	7,786,815	0.49	0.25 to 0.55	19.87 to 20.23
2002	12,304,526	0.52	6,377,303	0.12	0.25 to 0.55	(16.30) to (16.13)

Janus Aspen Worldwide Growth Division
2006	11,209,983	0.73 to 0.75	8,245,382	1.80	0.25 to 0.55	17.56 to 17.91
2005	10,973,663	0.62 to 0.63	6,860,314	1.40	0.25 to 0.55	5.29 to 5.60
2004	11,008,839	0.59 to 0.60	6,529,934	1.04	0.25 to 0.55	4.20 to 4.52
2003	10,839,129	0.57	6,165,208	1.13	0.25 to 0.55	23.31 to 23.68
2002	9,969,182	0.46	4,595,527	0.51	0.25 to 0.55	(26.06) to (25.91)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED)(Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MFS® Investors Trust Division
2006	55,207	$1.56 to $1.58	$86,545	0.47%	0.25% to 0.55%	12.38% to 12.71%
2005	42,967	1.39 to 1.40	59,880	0.53	0.25 to 0.55	6.73 to 7.05
2004	9,879	1.30 to 1.31	12,907	0.47	0.25 to 0.55	10.74 to 11.08
2003	3,052	1.18	3,595	-	0.25 to 0.55	17.72 to 17.95

MFS® New Discovery Division
2006	189,518	1.60 to 1.62	304,980	-	0.25 to 0.55	12.60 to 12.93
2005	92,039	1.42 to 1.44	131,654	-	0.25 to 0.55	4.67 to 4.98
2004	59,003	1.36 to 1.37	80,475	-	0.25 to 0.55	5.93 to 6.25
2003	52,063	1.28 to 1.29	66,872	-	0.25 to 0.55	28.43 to 28.69

MML Blend Division
2006	13,580,326	1.22 to 1.29	16,796,962	2.73	0.25 to 0.55	11.17 to 11.50
2005	14,272,592	1.10 to 1.11	15,876,603	2.70	0.25 to 0.55	4.09 to 4.41
2004	15,296,177	1.05 to 1.11	16,316,321	2.71	0.25 to 0.55	8.09 to 8.41
2003	15,200,789	0.98 to 1.02	14,975,418	2.64	0.25 to 0.55	18.06 to 18.41
2002	14,708,370	0.83 to 0.86	12,263,787	2.53	0.25 to 0.55	(12.19) to (11.75)

MML Emerging Growth Division
2006	296,149	0.91 to 0.93	272,324	-	0.25 to 0.55	4.74 to 5.05
2005	254,375	0.87 to 0.88	222,966	-	0.25 to 0.55	0.40 to 0.69
2004	213,857	0.87 to 0.88	186,440	-	0.25 to 0.55	14.03 to 14.38
2003	122,852	0.76 to 0.77	93,804	-	0.25 to 0.55	45.11 to 45.55
2002	52,783	0.52 to 0.53	27,735	(0.43)	0.25 to 0.55	(42.87) to (42.58)

MML Enhanced Index Core Equity Division
2006	32,141	1.62 to 1.64	52,287	1.44	0.25 to 0.55	15.52 to 15.87
2005	17,993	1.40 to 1.41	25,301	1.51 [4]	0.25 to 0.55	4.93 to 5.24
2004	10,161	1.34	13,604	1.38 [4]	0.25 to 0.55	10.28 to 10.61
2003	369	1.21	447	0.92	0.55	21.24 to 21.49

MML Equity Division
2006	39,538,996	1.22 to 1.28	48,591,558	1.43	0.25 to 0.55	17.36 to 17.71
2005	41,350,817	1.04 to 1.08	43,294,810	1.93	0.25 to 0.55	2.56 to 2.87
2004	42,213,780	1.01 to 1.05	43,098,789	2.12	0.25 to 0.55	15.21 to 15.56
2003	42,481,750	0.88 to 0.91	37,626,442	1.86	0.25 to 0.55	26.79 to 27.17
2002	41,091,572	0.69 to 0.72	28,678,550	2.47	0.25 to 0.55	(20.15) to (19.75)

MML Equity Index Division
2006	33,268,186	1.04 to 1.21	39,509,389	1.70	0.25 to 0.55	14.91 to 15.25
2005	35,221,126	0.90 to 1.05	36,489,410	1.61	0.25 to 0.55	4.08 to 4.39
2004	36,127,648	0.87 to 1.13	35,944,705	1.81	0.25 to 0.55	9.99 to 10.32
2003	38,137,049	0.78 to 1.02	34,400,695	1.55	0.25 to 0.55	27.61 to 27.99
2002	35,147,312	0.61 to 0.80	24,989,560	0.97	0.25 to 0.55	(22.87) to (22.48)

MML Growth Equity Division
2006	3,754,733	0.64 to 0.87	2,414,853	0.50	0.25 to 0.55	1.36 to 1.66
2005	3,460,080	0.63 to 0.64	2,192,681	0.45	0.25 to 0.55	3.31 to 3.62
2004	3,575,085	0.61 to 0.83	2,190,819	0.51	0.25 to 0.55	4.31 to 4.62
2003	2,953,513	0.58 to 0.79	1,729,167	0.02	0.25 to 0.55	22.22 to 22.59
2002	2,574,406	0.48 to 0.65	1,231,249	(0.46)	0.25 to 0.55	(28.34) to (4.89)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED)(Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Inflation-Protected Bond Division
2006	2,007,217	$1.16 to $1.18	$2,356,840	3.84%		0.25% to 0.55%	0.42% to 0.72%
2005	1,943,376	1.16 to 1.17	2,266,886	4.84	[4]	0.25 to 0.55	1.07 to 1.37
2004	1,592,002	1.15 to 1.16	1,833,618	2.80	[4]	0.25 to 0.55	5.67 to 5.98
2003	1,821,009	1.09	1,982,956	2.34		0.25 to 0.55	6.42 to 6.74
2002	432,763	1.02	442,091	1.01		0.09 to 0.55	2.00 to 3.08

MML Large Cap Value Division
2006	2,642,990	1.40 to 1.42	3,728,357	0.69		0.25 to 0.55	13.63 to 13.97
2005	2,569,627	1.23 to 1.25	3,182,128	0.69		0.25 to 0.55	8.69 to 9.01
2004	2,987,979	1.13 to 1.15	3,402,927	0.79		0.25 to 0.55	11.23 to 11.57
2003	2,374,364	1.02 to 1.03	2,425,572	0.96		0.25 to 0.55	28.88 to 29.26
2002	1,076,458	0.79	853,747	0.27		0.25 to 0.55	(16.86) to (16.44)

MML Managed Bond Division
2006	8,677,860	1.44 to 1.53	12,712,378	4.65		0.25 to 0.55	3.54 to 3.85
2005	8,519,729	1.40 to 1.42	12,036,266	4.80		0.25 to 0.55	1.80 to 2.10
2004	9,137,315	1.37 to 1.44	12,673,409	4.77		0.25 to 0.55	3.90 to 4.21
2003	8,793,834	1.32 to 1.38	11,736,475	5.24		0.25 to 0.55	5.01 to 5.33
2002	9,050,903	1.26 to 1.31	11,479,730	5.93		0.25 to 0.55	7.60 to 8.13

MML Money Market Division
2006	12,807,359	1.17 to 1.28	15,353,734	4.45		0.25 to 0.55	3.98 to 4.29
2005	12,533,926	1.12 to 1.16	14,443,434	2.60		0.25 to 0.55	2.10 to 2.40
2004	14,462,220	1.10 to 1.19	16,329,555	0.77		0.25 to 0.55	0.24 to 0.54
2003	17,091,798	1.09 to 1.19	19,226,860	0.63		0.25 to 0.55	0.07 to 0.37
2002	24,205,341	1.09 to 1.18	27,017,834	0.87		0.25 to 0.55	0.53 to 1.04

MML OTC 100 Division
2006	221,622	0.92 to 0.94	206,611	0.05		0.25 to 0.55	6.19 to 6.51
2005	272,671	0.87 to 0.88	197,371	0.05		0.25 to 0.55	0.74 to 1.04
2004	253,607	0.86 to 0.87	219,901	0.58		0.25 to 0.55	9.76 to 10.09
2003	344,331	0.79	271,643	-		0.25 to 0.55	47.82 to 48.26
2002	144,547	0.53	77,031	(0.50)		0.25 to 0.55	(38.15) to (37.84)

MML Small Cap Equity Division
2006	7,098,806	1.47 to 1.77	12,008,210	0.39		0.25 to 0.55	9.89 to 10.22
2005	7,392,366	1.33 to 1.61	11,330,203	0.26	[4]	0.25 to 0.55	(0.75) to (0.45)
2004	7,911,155	1.34 to 1.62	12,204,932	0.18	[4]	0.25 to 0.55	15.72 to 16.06
2003	7,877,490	1.15 to 1.40	10,491,936	0.21		0.25 to 0.55	30.57 to 30.97
2002	6,777,419	0.88 to 1.07	6,899,236	(0.20)		0.25 to 0.55	(12.49) to (12.06)

MML Small Cap Growth Equity Division
2006	4,051,068	1.10 to 1.40	4,495,696	-		0.25 to 0.55	8.50 to 8.82
2005	4,127,068	1.01 to 1.03	4,210,286	-		0.25 to 0.55	10.96 to 11.29
2004	3,783,534	0.91 to 1.15	3,472,260	-		0.25 to 0.55	12.63 to 12.97
2003	3,544,249	0.81 to 1.02	2,892,260	-		0.25 to 0.55	47.74 to 48.18
2002	2,922,506	0.55 to 0.69	1,611,833	(0.47)		0.25 to 0.55	(26.50) to (26.13)

MML Small Company Opportunities Division
2006	693,883	2.05 to 2.07	1,429,897	-		0.25 to 0.55	14.81 to 15.16
2005	417,190	1.79 to 1.80	747,502	-	[4]	0.25 to 0.55	10.35 to 10.68
2004	353,104	1.62 to 1.63	572,552	-	[4]	0.25 to 0.55	18.16 to 18.51
2003	91,319	1.37	125,220	7.15		0.25 to 0.55	36.91 to 37.18

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED)(Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer Capital Appreciation Division
2006	32,156,497	$0.91 to $1.32	$40,456,669	0.36%	0.25% to 0.55%	7.36% to 7.68%
2005	32,422,703	0.84 to 1.23	37,941,991	0.90	0.25 to 0.55	4.52 to 4.84
2004	32,547,945	0.80 to 1.32	36,546,978	0.31	0.25 to 0.55	6.35 to 6.67
2003	30,930,174	0.75 to 1.24	32,780,619	0.37	0.25 to 0.55	30.23 to 30.62
2002	27,957,003	0.58 to 0.95	22,851,914	0.11	0.25 to 0.55	(27.40) to (27.04)

Oppenheimer Core Bond Division
2006	2,098,050	1.33 to 1.46	3,068,467	4.89	0.25 to 0.55	4.70 to 5.02
2005	1,801,405	1.27 to 1.40	2,508,460	5.16	0.25 to 0.55	2.03 to 2.33
2004	1,837,723	1.24 to 1.39	2,510,616	4.40	0.25 to 0.55	4.91 to 5.23
2003	1,774,393	1.18 to 1.32	2,306,820	5.12	0.25 to 0.55	6.19 to 6.51
2002	1,715,651	1.11 to 1.24	2,104,128	5.22	0.25 to 0.55	8.21 to 8.81

Oppenheimer Global Securities Division
2006	24,917,268	1.48 to 2.48	55,813,544	1.00	0.25 to 0.55	17.05 to 17.40
2005	25,487,185	1.26 to 2.12	48,366,398	1.00	0.25 to 0.55	13.68 to 14.02
2004	24,621,806	1.11 to 1.94	41,480,171	1.22	0.25 to 0.55	18.51 to 18.87
2003	23,028,790	0.93 to 1.63	33,082,005	0.73	0.25 to 0.55	42.24 to 42.66
2002	20,671,647	0.65 to 1.14	21,072,101	0.06	0.25 to 0.55	(22.73) to (22.33)

Oppenheimer High Income Division
2006	2,410,511	1.42 to 1.45	3,456,156	7.11	0.25 to 0.55	8.82 to 9.15
2005	2,283,348	1.30 to 1.33	3,003,375	7.24	0.25 to 0.55	1.75 to 2.06
2004	2,795,865	1.28 to 1.31	3,610,107	6.03	0.25 to 0.55	8.37 to 8.70
2003	2,446,357	1.18 to 1.20	2,911,334	5.51	0.25 to 0.55	23.28 to 23.65
2002	1,240,581	0.96 to 0.97	1,194,332	8.15	0.25 to 0.55	(3.12) to (2.64)

Oppenheimer Income Sub-Account
2006	63,211	1.71	107,798	7.76	0.90	4.34
2005	140,529	1.63	229,690	5.32	0.90	1.67
2004	168,539	1.61	270,945	4.92	0.90	4.55
2003	202,276	1.54	311,036	5.62	0.90	5.82
2002	232,455	1.45	337,775	6.58	0.90	9.02

Oppenheimer International Equity Sub-Account
2006	3,967	2.64	10,456	0.88	0.90	29.61
2005	15,818	2.03	32,170	0.85	0.90	13.04
2004	19,878	1.80	35,761	1.47	0.90	16.80
2003	23,125	1.54	35,618	1.33	0.90	48.78
2002	21,645	1.04	22,409	(0.13)	0.90	(28.51)

Oppenheimer International Growth Division
2006	2,460,693	1.54 to 1.57	3,828,538	0.53	0.25 to 0.55	30.07 to 30.46
2005	1,307,437	1.19 to 1.20	1,559,968	0.82	0.25 to 0.55	13.44 to 13.78
2004	1,077,732	1.05 to 1.06	1,132,380	1.24	0.25 to 0.55	17.21 to 17.56
2003	628,014	0.89 to 0.90	562,744	0.79	0.25 to 0.55	49.30 to 49.75
2002	206,004	0.60	123,315	(0.20)	0.25 to 0.55	(29.04) to (28.68)

Oppenheimer Main Street Division
2006	10,485,130	1.08 to 1.29	11,377,166	1.11	0.25 to 0.55	14.40 to 14.74
2005	10,488,949	0.94 to 0.96	9,956,193	1.32	0.25 to 0.55	5.40 to 5.71
2004	10,529,210	0.89 to 1.06	9,496,361	0.83	0.25 to 0.55	8.86 to 9.19
2003	9,999,646	0.82 to 0.97	8,275,103	0.92	0.25 to 0.55	26.02 to 26.40
2002	9,034,377	0.65 to 0.77	5,925,579	0.20	0.25 to 0.55	(19.40) to (19.00)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED)(Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer MidCap Division
2006	31,194,105	$0.66 to $1.32	$37,266,479	-%	0.25% to 0.55%	2.39% to 2.70%
2005	32,030,554	0.65 to 1.29	37,138,944	-	0.25 to 0.55	11.71 to 12.05
2004	31,964,256	0.58 to 1.15	33,182,260	-	0.25 to 0.55	19.12 to 19.48
2003	31,120,962	0.48 to 0.97	27,189,879	-	0.25 to 0.55	24.90 to 25.28
2002	28,374,485	0.39 to 0.77	19,836,348	0.15	0.25 to 0.55	(28.33) to (27.97)

Oppenheimer Strategic Bond Division
2006	5,204,817	1.61 to 1.62	8,421,494	4.11	0.25 to 0.55	6.90 to 7.22
2005	5,066,778	1.50 to 1.51	7,662,301	4.39	0.25 to 0.55	2.11 to 2.41
2004	4,651,822	1.46 to 1.49	6,882,703	4.72	0.25 to 0.55	8.08 to 8.40
2003	4,164,211	1.35 to 1.38	5,699,538	5.69	0.25 to 0.55	17.42 to 17.78
2002	3,733,793	1.15 to 1.17	4,347,201	7.01	0.25 to 0.55	6.64 to 7.18

Panorama Growth Sub-Account
2006	49,529	1.65	81,641	1.98	0.90	13.65
2005	160,618	1.45	232,961	1.48	0.90	5.46
2004	151,109	1.38	207,820	1.08	0.90	8.22
2003	166,868	1.27	212,065	1.15	0.90	25.67
2002	182,740	1.01	184,793	0.04	0.90	(18.97)

Panorama Total Return Sub-Account
2006	77,301	1.64	126,951	4.40	0.90	10.70
2005	191,878	1.48	284,654	2.28	0.90	3.84
2004	166,469	1.43	237,823	2.05	0.90	8.48
2003	174,719	1.32	230,088	3.13	0.90	20.01
2002	185,540	1.10	203,595	2.46	0.90	(14.45)

T. Rowe Price Blue Chip Growth Division
2006	1,950,020	1.50 to 1.51	2,926,903	0.32	0.25 to 0.55	9.07 to 9.39
2005	1,705,890	1.37 to 1.38	2,344,546	0.12	0.25 to 0.55	5.36 to 5.67
2004	1,241,931	1.30 to 1.31	1,617,080	1.37	0.25 to 0.55	8.09 to 8.41
2003	221,379	1.20 to 1.21	266,767	0.19	0.25 to 0.55	20.37 to 20.61

T. Rowe Price Equity Income Division
2006	3,268,183	1.71 to 1.73	5,614,603	1.63	0.25 to 0.55	18.32 to 18.67
2005	2,559,446	1.45 to 1.46	3,710,701	1.68	0.25 to 0.55	3.35 to 3.66
2004	1,466,982	1.40 to 1.41	2,055,245	2.27	0.25 to 0.55	14.29 to 14.63
2003	164,743	1.22 to 1.23	201,891	1.55	0.25 to 0.55	22.46 to 22.71

T. Rowe Price Mid-Cap Growth Division
2006	21,823,187	1.55 to 2.02	42,190,370	-	0.25 to 0.55	6.05 to 6.37
2005	21,631,277	1.46 to 1.90	39,409,402	-	0.25 to 0.55	14.11 to 14.45
2004	21,536,433	1.27 to 1.76	34,436,291	-	0.25 to 0.55	17.69 to 18.05
2003	20,786,036	1.08 to 1.49	28,331,414	-	0.25 to 0.55	37.63 to 38.04
2002	19,005,921	0.78 to 1.08	18,924,003	(0.48)	0.25 to 0.55	(21.84) to (21.45)

Templeton Foreign Securities Division
2006	5,915,395	1.42 to 1.54	8,515,976	1.18	0.25 to 0.55	20.78 to 21.14
2005	4,528,518	1.18 to 1.20	5,388,858	1.17	0.25 to 0.55	9.57 to 9.89
2004	4,219,004	1.08 to 1.16	4,580,060	1.03	0.25 to 0.55	17.88 to 18.23
2003	3,080,101	0.91 to 0.98	2,839,855	1.69	0.25 to 0.55	31.49 to 31.88
2002	2,296,633	0.69 to 0.74	1,606,168	1.10	0.25 to 0.55	(19.17) to (18.76)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division/sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Beginning in the year 2003 and forward, these ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division/sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the division/sub-account invests.

[2]

The expense ratios represent the annualized policy expenses of Separate Account I, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

[4]

In 2006, Separate Account I restated its previously reported investment income ratio for 2005 and 2004. This restatement has no impact on the Divisions’ previously reported net assets, net asset value per share or total return. See Note 2 to the financial statements.

B.	Separate Account I assesses “current” charges associated with the policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within Separate Account I.

Administrative Charge	0.25% of the policy’s average daily net assets in Separate Account I
This charge is assessed through a reduction in unit values.

Administrative Charge	$5 to $12 per month
This charge is assessed through the redemption of units.

Face Amount Charge	$0.00 to $0.17 per $1,000 of face amount
This charge is assessed through a redemption of units.

Insurance Charge	$0.00 to $70.83 per $1,000 of insurance risk
This charge is assessed through a redemption of units.

Mortality and Expense Risk Charge	0.25% to 0.65% of the policy’s average daily net assets in Separate Account I
These charges are assessed through a reduction in unit values.

Loan Interest Rate Expense Charge	0.25% to 0.90% of the loan amount
This charge is assessed through a redemption of units.

Rider Charges: The rider charges do not apply to all segments within Separate Account I. These charges are assessed through the redemption of units.

A. Disability Benefit	$0.01 to $0.26 per $1 of monthly deductions $0.00 to $0.32 per $100 of specified benefit amount

B. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

C. Other Insured	$0.03 to $25.01 per $1,000 of insurance risk

D. Waiver of Monthly Charges	$0.01 to $0.26 per $1 of monthly deductions

E. Estate Protection	$0.00 to $14.97 per $1,000 of insurance risk

F. Survivorship Term	$0.00 to $23.52 per $1,000 of insurance risk
$0.00 to $0.04 per $1,000 of face amount

Independent Auditors’ Report

The Board of Directors and Shareholder of

C.M. Life Insurance Company:

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company (the “Company”) as of December 31, 2006 and 2005, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2006 and 2005, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2006. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2006, on the basis of accounting described in Note 2.

/s/ KPMG LLP

February 23, 2007

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2006	2005
	(In Millions)
Assets:

Bonds	$3,457	$3,699
Preferred stocks	15	10
Common stocks – subsidiary and affiliates	221	226
Common stocks – unaffiliated	59	45
Mortgage loans on real estate	1,062	965
Contract loans	153	134
Real estate	9	9
Partnerships and limited liability companies	180	116
Derivatives and other invested assets	57	51
Cash, cash equivalents and short-term investments	354	253

Total invested assets	5,567	5,508

Investment income due and accrued	42	49
Deferred income taxes	29	22
Other than invested assets	8	18

Total assets excluding separate accounts	5,646	5,597

Separate account assets	3,478	3,570

Total assets	$9,124	$9,167

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2006	2005
	($ In Millions Except For Par Value)
Liabilities:

Policyholders’ reserves	$4,995	$4,999
Liabilities for deposit-type contracts	10	28
Contract claims and other benefits	8	11
General expenses due or accrued	17	16
Transfers due from separate accounts	(45)	(56)
Payable to parent	26	28
Federal income taxes	10	42
Asset valuation reserve	86	49
Other liabilities	36	46

Total liabilities excluding separate accounts	5,143	5,163

Separate account liabilities	3,478	3,570

Total liabilities	8,621	8,733

Shareholder’s equity:

Common stock, $200 par value 50,000 shares authorized 12,500 shares issued and outstanding	3	3
Paid-in and contributed surplus	390	390
Surplus	110	41

Total shareholder’s equity	503	434

Total liabilities and shareholder’s equity	$9,124	$9,167

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Revenue:

Premium income	$652	$782	$1,707
Net investment income	345	338	266
Fees and other income	68	80	152

Total revenue	1,065	1,200	2,125

Benefits and expenses:

Policyholders’ benefits, payments and interest on deposit-type contracts	1,214	905	725
Change in policyholders’ reserves	(409)	(6)	1,056
General insurance expenses	75	85	130
Commissions	55	73	127
State taxes, licenses and fees	12	13	18

Total benefits and expenses	947	1,070	2,056

Net gain from operations before federal income taxes	118	130	69

Federal income tax expense	6	35	45

Net gain from operations	112	95	24

Net realized capital gains (losses) (after tax expense of $2 million, $1 million and $1 million and transfers of net loss to the interest maintenance reserve of $(40) million, $(36) million and $(7) million, respectively)	6	(2)	1

Net income	$118	$93	$25

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Shareholder’s equity, beginning of year	$434	$397	$386

Increase due to:
Net income	118	93	25
Change in net unrealized capital gains (losses)	6	(26)	5
Change in asset valuation reserve	(37)	(8)	(16)
Change in non-admitted assets	(1)	(40)	(47)
Change in net deferred income taxes	(6)	16	43
Prior period adjustments	(12)	2	1
Other	1	—	—

Net increase	69	37	11

Shareholder’s equity, end of year	$503	$434	$397

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Cash from operations:
Premium and other income collected	$720	$862	$1,811
Net investment income	346	336	263
Benefit payments	(1,207)	(893)	(736)
Net transfers from separate accounts	404	320	122
Commissions and other expenses	(144)	(186)	(264)
Federal income taxes paid	(26)	(26)	(28)

Net cash from operations	93	413	1,168

Cash from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	1,248	1,473	657
Mortgage loans on real estate	201	265	153
Other	59	23	40

	1,508	1,761	850

Cost of investments acquired:
Bonds	(1,002)	(1,756)	(1,965)
Mortgage loans on real estate	(301)	(375)	(431)
Other	(162)	(152)	(97)

	(1,465)	(2,283)	(2,493)
Net increase in contract loans	(19)	(9)	—

Net cash from investments	24	(531)	(1,643)

Cash from financing and other sources:
Net (withdrawals) deposits on deposit-type contracts	(19)	5	(11)
Other cash provided (applied)	3	(27)	10

Net cash applied from financing and other sources	(16)	(22)	(1)

Net change in cash, cash equivalents and short-term investments	101	(140)	(476)
Cash, cash equivalents and short-term investments, beginning of year	253	393	869

Cash, cash equivalents and short-term investments, end of year	$354	$253	$393

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (“MassMutual”) and its subsidiaries. These statutory financial statements include the accounts of C.M. Life Insurance Company (the “Company”), a wholly-owned stock life insurance subsidiary of MassMutual. The Company provides life insurance and annuities to individuals and group life insurance to institutions. MMFG is a global, diversified financial services organization providing life insurance, disability income insurance, long-term care insurance, annuities, structured settlement annuities, retirement and savings products, investment management, mutual funds, and trust services to individual and institutional customers.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“Department”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would include the change in deferred taxes in net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances; (f) majority-owned subsidiaries are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against surplus, whereas GAAP records these assets net of any valuation allowance; (h) reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset; (i) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the value of stocks, real estate investments, partnerships, and limited liability companies (“LLCs”) as well as credit-related declines in the value of bonds and mortgage loans, whereas GAAP does not record

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

this reserve; (j) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (k) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (l) comprehensive income is not presented, whereas GAAP presents changes in unrealized capital gains and losses as other comprehensive income; and (m) embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for the derivative separately.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments and derivatives, the liability for future policyholders’ reserves and deposit-type contracts, and the amount of investment valuation reserves on mortgage loans, real estate held for sale, and other-than-temporary impairments. Future events including, but not limited to, changes in the levels of mortality, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

During 2006, the Company recorded a net pretax decrease to prior period adjustments, a component of changes in shareholder’s equity, of approximately $12 million attributable to corrections of prior year errors. This decrease was primarily due to the correction in non-traditional life insurance reserves related to errors in a prior year mortality study and mortality factors.

Certain 2005 and 2004 balances have been reclassified to conform to the current year presentation.

c.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed, mortgage-backed and structured securities, the effect on amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies, consistently applied by type of security. Certain high quality fixed income securities follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. All other fixed securities, such as floating rate bonds and interest only securities, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The carrying values of bonds, mortgage-backed and asset-backed securities are written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a non-interest related decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of a debt security in effect at the date of acquisition; (c) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (d) the period and degree to which the market value has been below cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other-than-temporary: (a) the Company’s near term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability to hold the investment until anticipated recovery of the cost of the investment. The Company conducts a quarterly management review of all bonds including those in default, not-in-good standing, or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

d.	Preferred stock

Generally, preferred stocks in good standing are valued at amortized cost. Preferred stocks not in good standing are valued at the lower of amortized cost or fair value. Fair values of preferred stocks are based on published market values, where available. For preferred stocks without a readily ascertainable market value, the Company has determined an estimated fair value using broker-dealer quotations or managements’ pricing model.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2006 and 2005, the Company had a carrying value of $7 million and $4 million, respectively, in preferred stocks for which the transfer of ownership was restricted by contractual requirements.

e.	Common stock – subsidiary and affiliates

The Company accounts for the value of its affiliates, primarily its investment in MML Bay State Life Insurance Company (“MML Bay State”), a wholly owned stock life insurance subsidiary, at its underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Shareholder’s Equity. Dividends are recorded as net investment income when received.

f.	Common stocks – unaffiliated

Common stocks, including warrants, are valued at fair value with unrealized capital gains and losses included as a change in surplus. Common stock transactions are recorded on a trade date basis.

The fair value of common stocks is based on values provided by the SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by using internal models.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. The Company conducts a quarterly management review of all common stock issuers including those not-in-good standing or valued below 70% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down to fair value is recognized in realized capital losses and a new cost basis is established.

g.	Mortgage loans on real estate

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premiums and discounts, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded as unrealized capital losses in surplus.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the original mortgage loan agreement or modified mortgage loan agreement.

h.	Contract loans

Contract loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, contract loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. Unsecured amounts, which were non-admitted, were less than $1 million as of December 31, 2006 and 2005. The majority of contract loans are variable rate loans adjusted annually. The carrying value for contract loans approximates the fair value reported in the Statutory Statements of Financial Position. Accrued investment income on contract loans more than 90 days past due is included in the unpaid balance of the contract loan.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held-for-sale is carried at the lower of depreciated cost or fair value, less selling costs. Real estate classified as held-for-sale is not depreciated. Adjustments to the carrying value of real estate held-for-sale are recorded when fair value less selling costs is below depreciated cost and are included in realized capital losses.

Real estate acquired in satisfaction of debt is recorded at the lower of cost or fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating sample of properties on an annual basis.

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for investments in partnerships which generate low income housing tax credits (“LIHTC”), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. When it appears probable that the Company will be unable to recover the outstanding carrying value of an investment, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses for the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership or LLC’s underlying assets, cash flow, current financial condition and other market factors. Distributions not deemed to be a return of capital are recorded in net investment income when received.

Investments in partnerships which generate LIHTC are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are allocated. For determining impairments in partnerships which generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a 6.0% risk free rate of return and compares the result to its current book value. Impairments are recognized as realized capital losses.

k.	Derivatives and other invested assets

The Company may use derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company may also use a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instrument is unavailable. To a much lesser extent, some of these combinations are considered replication (synthetic asset) transactions as permitted under statutory accounting principles. The Company’s derivative strategy

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Repurchase agreements and investments in money market mutual funds are classified as short-term investments.

The Company may enter into repurchase agreements whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Repurchase agreements are accounted for as collateralized lendings with the cash paid for the securities recorded in the statutory financial statements as a short-term investment. The underlying securities are not recorded as investments owned by the Company. The difference between the amount paid and the amount at which the securities will be subsequently resold is reported as interest income. At purchase, the Company requires collateral in the form of securities having a fair value of a minimum of 102% of the securities’ purchase price. If at anytime the fair value of the collateral declines to less than 100% of the securities’ purchase price, the counterparty is obligated to provide additional collateral to bring the total collateral held by the Company to at least 102% of the securities’ purchase price. As of December 31 2006 and 2005, the Company did not have any repurchase agreements.

The carrying value reported in the Statutory Statements of Financial Position for these instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

than 90 days; and (e) contract loan interest due and accrued in excess of the cash surrender value of the underlying contract.

n.	Other than invested assets

Other than invested assets primarily includes reinsurance recoverables.

o.	Non-admitted assets

Assets designated as non-admitted by the NAIC include the amount of the deferred tax asset that will not be realized by the end of the next calendar year, the interest maintenance reserve in a net asset position, certain investments in partnerships for which audits are not performed, prepaid agent commissions and premium greater than 90 days past due. Such amounts are excluded from the Statutory Statements of Financial Position.

p.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life and other insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

The Company has separate accounts classified as non-guaranteed for which the policyholder assumes the investment risk. Premium income, benefits and expenses of the separate accounts are reported as a component of net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded as a component of net income.

q.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual annuities are based on account value or accepted actuarial methods, generally the Commissioners’ Annuity Reserve Valuation Method, using applicable interest rates.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC annual statement instructions. Term life products use a formula that applies a weighted-average interest rate determined from a seriatim

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

valuation file to the mean average reserves. Universal life, variable life and group life insurance products use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The same reserve methods applied to standard policies are used for substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had total life insurance in force of $58,304 million and $61,898 million as of December 31, 2006 and 2005, respectively. Of this total, the Company had $5,204 million and $5,526 million of life insurance in force as of December 31, 2006 and 2005, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use industry standard mortality tables, while the gross premium calculated by pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

Certain variable universal life and variable individual annuity products issued by the Company offer various guaranteed minimum death benefits. The liabilities for guaranteed minimum death benefits (“GMDB”) are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves.

A GMDB generally provides a benefit if the contract holder dies and the contract value is less than a specified amount. This amount is based on the premium paid less amounts withdrawn or contract value on a specified anniversary date. For an annuity contract, a decline in the stock market causing the contract value to fall below this specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

The Company’s annuity and variable universal life GMDB reserves are calculated in accordance with actuarial guidelines.

All policyholders’ reserves and accruals are based on the various estimates discussed above and are presented net of reinsurance. Management believes that these liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

r.	Liabilities for deposit-type contracts

Reserves for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

s.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

t.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds and mortgage loans. AVR is reported in the Statutory Statements of Financial Position and the change in AVR is reported in the Statutory Statements of Changes in Surplus.

u.	Reverse repurchase agreements

The Company may enter into reverse repurchase agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Reverse repurchase agreements are accounted for as collateralized borrowings, with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense, a component of investment expense which is classified as net investment income on the Statutory Statements of Income.

The Company provides collateral as dictated by the reverse repurchase agreement to the counterparty in exchange for a loan amount. If the fair value of the securities sold becomes less than the loan amount, the counterparty may require additional collateral.

As of December 31, 2006 and 2005, the Company did not have any reverse repurchase agreements.

v.	Other liabilities

Other liabilities primarily include amounts in suspense, due and accrued expenses and liabilities related to collateral held on derivative contracts.

w.	Surplus

Surplus of the Company is reported to regulatory authorities and is intended to protect policyholders against possible adverse experience.

x.	Reinsurance

The Company enters into reinsurance agreements with MassMutual and other insurance companies in the normal course of business in order to limit its insurance risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Premium income, commissions, expense reimbursements, benefits and reserves related to

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

y.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

z.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in surplus.

3.	New accounting standards

a.	Adoption of new accounting standards

In June 2005, the National Association of Insurance Commissioners (“NAIC”) issued Statement of Statutory Accounting Principles (“SSAP”) No. 90 “Accounting for the Impairment or Disposal of Real Estate Investments, and Discontinued Operations” with an effective date of January 1, 2006. SSAP No. 90 establishes statutory accounting principles for the impairment or disposal of real estate investments and the treatment of long-lived assets associated with discontinued operations including non-admitted intangible assets other than goodwill. It also establishes statutory accounting principles for properties held for sale. Those properties shall be carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property. Depreciation is not recognized on held for sale properties. An impairment loss shall be recognized if the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. Adoption of this statement did not result in a material impact to the Company’s financial condition or results of operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In June 2005, the NAIC issued SSAP No. 93 “Accounting for Low Income Housing Tax Credit Property Investments” with an effective date of January 1, 2006. SSAP No. 93 establishes statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (“LIHTC”) properties. State sponsored LIHTC programs that are not in compliance with SSAP No. 93 shall continue to be accounted for in accordance with the requirements of SSAP No. 48 “Joint Ventures, Partnerships and Limited Liability Companies.” The Company recorded a charge to surplus of less than $1 million to convert the LIHTC investment book values from the equity method to the amortized cost method and a related deferred tax asset of less than $1 million. Due to the non-admission of certain deferred tax assets under SSAP No. 10 “Income Taxes”, the deferred tax asset was non-admitted resulting in less than $1 million overall reduction to surplus.

In June 2006, the NAIC issued SSAP No. 94 “Accounting for Transferable State Tax Credits” with an effective date of December 31, 2006. SSAP No. 94 establishes statutory accounting principles for transferable state tax credits that are consistent with the Statutory Accounting Principles Statement of Concepts and Statutory Hierarchy. Transferable state tax credits held by reporting entities meet the definition of assets as specified in SSAP No. 4 “Assets and Nonadmitted Assets” and will be admissible assets to the extent the tax credits comply with the requirements of this statement. Adoption of this statement occurred in the fourth quarter of 2006 and did not result in a material impact to the Company’s financial condition or results of operations.

b.	Future adoption of accounting standards

In September 2006, the NAIC issued SSAP No. 95 “Exchanges of Nonmonetary Assets, A Replacement of SSAP No. 28 – Nonmonetary Transactions” with an effective date of January 1, 2007. SSAP No. 95 establishes statutory accounting principles for nonmonetary transactions. Specific statutory requirements for certain types of nonmonetary transactions are addressed in other statements. Accounting for nonmonetary transactions shall generally be based on the fair values of the assets (or services) involved. Consequently, this statement adopts FAS No. 153 “Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29.” The Company does not expect adoption of this statement to have a material impact on the Company’s financial condition or results of operations.

In December 2006, the NAIC issued SSAP No. 96 “Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25 – Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties” with an effective date of January 1, 2007. This statement establishes a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. In addition, this statement establishes an aging threshold for admission of receivables associated with transactions for services provided to related parties outstanding as of the reporting date. SSAP No. 96 requires that transactions between related parties be in writing and that written agreements provide for the timely settlement of amounts owed, with a specific due date. Amounts outstanding greater than 90 days from the due date would be non-admitted. The Company does not expect adoption of this statement to have a material impact on the Company’s financial condition or results of operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2006
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$106	$1	$—	$107
States, territories and possessions	3	—	—	3
Special revenue	199	1	3	197
Public utilities	193	3	4	192
Industrial and miscellaneous	2,853	30	44	2,839
Credit tenant loans	10	—	—	10
Parent, subsidiaries and affiliates	93	—	11	82

	$3,457	$35	$62	$3,430

	December 31, 2005
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$261	$4	$1	$264
States, territories and possessions	4	—	—	4
Political subdivisions of states, territories and possessions	1	—	—	1
Special revenue	138	1	2	137
Public utilities	189	5	2	192
Industrial and miscellaneous	3,074	47	34	3,087
Credit tenant loans	12	—	—	12
Parent, subsidiaries and affiliates	20	—	—	20

	$3,699	$57	$39	$3,717

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The table below sets forth the SVO ratings for the bond portfolio along with what the Company believes are the equivalent rating agency designations:

		December 31,
		2006		2005
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
			($ In Millions)
1	Aaa/Aa/A	$2,078	60%	$2,212	60%
2	Baa	1,049	29	1,093	28
3	Ba	162	5	178	5
4	B	88	3	133	4
5	Caa and lower	53	2	60	2
6	In or near default	27	1	23	1

	Total	$3,457	100%	$3,699	100%

The following table summarizes the carrying value and fair value of bonds as of December 31, 2006 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Securities that are not due on a single maturity date are included as of the final maturity.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$93	$93
Due after one year through five years	891	896
Due after five years through 10 years	1,217	1,209
Due after 10 years	1,256	1,232

	$3,457	$3,430

The proceeds from sales, gross realized capital gain and loss activity on sales and other- than-temporary impairments on bonds were as follows:

	Years ended December 31,
	2006	2005	2004
	(In Millions)
Proceeds from sales	$601	$850	$174
Gross realized capital gains on sales	2	7	5
Gross realized capital losses on sales	5	14	1
Impairment losses	4	5	4

Portions of the interest related realized capital gains and losses were deferred into the IMR.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company employs a systematic methodology to evaluate declines in fair value below book value. The methodology to evaluate declines in fair value utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines is evaluated in a disciplined manner. The book values of investments are written down to fair value when a decline in value is considered to be other-than-temporary.

As of December 31, 2006 and 2005, the Company had $2 million and $7 million, respectively, of unrealized losses recorded as a reduction to its carrying value of bonds. These unrealized losses include both NAIC 6 rated bonds recorded as changes in net unrealized capital gains and foreign currency fluctuations recorded as changes in net unrealized foreign exchange capital gains on the Statutory Statements of Changes in Surplus. The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2006 and 2005.

	December 31, 2006
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
			($ In Millions)
U. S. government	$50	$—	3	$9	$—	5
States, territories and possessions	—	—	—	2	—	1
Special revenue	58	—	24	79	2	29
Public utilities	22	—	18	102	3	56
Industrial and miscellaneous	457	8	256	1,181	40	458
Credit tenant loans	4	—	3	3	—	2
Parent, subsidiaries and affiliates	3	11	3	8	—	3

	$594	$19	307	$1,384	$45	554

For special revenue investments, the unrealized losses as of December 31, 2006 were primarily caused by increases in interest rates since original purchase. The unrealized loss for a period of 12 months or more for special revenue investments was $2 million. These investments are of the highest credit quality rating and are backed by the U.S. government or government sponsored agencies.

For industrial and miscellaneous and public utilities, the majority of the unrealized losses as of December 31, 2006 were due to changes in interest rates and were spread across multiple industry sectors with no single sector experiencing a disproportionate amount of losses as compared to other sectors. For these investments, $43 million was in an unrealized loss position for a period of 12 months or more.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Based on the Company’s policies for the evaluation of impairments discussed in Note 2c, the Company did not consider these investments to be other-than-temporarily impaired as of December 31, 2006.

	December 31, 2005
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
			($ In Millions)
U. S. government	$107	$1	6	$3	$—	2
All other governments	1	—	1	—	—	—
States, territories and possessions	2	—	1	—	—	—
Political subdivisions of states, territories and possessions	1	—	1	—	—	—
Special revenue	89	1	19	28	1	14
Public utilities	80	1	49	21	1	16
Industrial and miscellaneous	1,191	27	485	385	14	174
Credit tenant loans	—	—	—	4	—	1
Parent, subsidiaries and affiliates	4	—	1	2	—	1

	$1,475	$30	563	$443	$16	208

For U.S. government and special revenue investments, the unrealized losses as of December 31, 2005 were primarily caused by increases in interest rates since original purchase. The unrealized loss for a period of 12 months or more for special revenue investments was $1 million. These investments are of the highest credit quality rating and are backed by the U.S. government or government sponsored agencies.

For industrial and miscellaneous and public utilities, the majority of the unrealized losses as of December 31, 2005 were due to changes in interest rates and were spread across multiple industry sectors with no single sector experiencing a disproportionate amount of losses as compared to other sectors. For these investments, $15 million was in an unrealized loss position for a period of 12 months or more.

Based on the Company’s policies for the evaluation of impairments discussed in Note 2c, the Company did not consider these investments to be other-than-temporarily impaired as of December 31, 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Common stock - unaffiliated

The cost and carrying value of common stocks were as follows:

	December 31,
	2006	2005
	(In Millions)
Cost	$46	$40
Gross unrealized gains	15	9
Gross unrealized losses	(2)	(4)

Carrying value	$59	$45

The gain and loss activity of common stocks, were as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Gross realized capital gains on sales	$9	$4	$3
Gross realized capital losses on sales	1	1	—

Other-than-temporary impairment losses on unaffiliated common stocks were less than $1 million for the years ended December 31, 2006, 2005 and 2004.

As of December 31, 2006, investments in common stock in an unrealized loss position included holdings with a fair value of $5 million in 29 issuers. These holdings were in an unrealized loss position of $2 million, $1 million of which were in an unrealized loss position more than 12 months. As of December 31, 2005, investments in common stock with an unrealized loss position included holdings with a fair value of $7 million in 43 issuers. These holdings were in an unrealized loss position of $4 million, $2 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process, the decline in value of these securities was not considered to be other-than-temporary as of December 31, 2006 and 2005.

As of December 31, 2006 and 2005, the Company had a carrying value of $27 million and $22 million, respectively, in common stocks for which the transfer of ownership was restricted by contractual requirements.

c.	Mortgage loans on real estate

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $1,062 million and $965 million, net of valuation allowances of $2 million and $0 million as of December 31, 2006 and 2005, respectively. The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the United States. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees. On occasion, the Company advances funds for the

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

payment of items such as real estate taxes, legal bills, and appraisals to protect collateral. Typically, advances are made on problem loans for which the Company is in negotiations with the borrower. To the extent that advances are not recoverable, they are written off as a realized loss upon the disposition of the mortgage loan. Taxes, assessments and other amounts advanced on behalf of a third party that were not included in the mortgage loan carrying value total were less than $1 million and $0 million as of December 31, 2006 and 2005, respectively.

As of December 31, 2006, scheduled mortgage loan maturities, net of valuation allowances, were as follows:

(In Millions)
2007	$28
2008	70
2009	69
2010	107
2011	83
Thereafter	393

Commercial mortgage loans	750
Residential mortgage loan pools	312

Total mortgage loans	$1,062

As of December 31, 2006 and 2005, the lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31, 2006			December 31, 2005
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgages	3.9%	8.9%	5.9%	3.9%	9.0%	5.8%
Residential mortgage loan pools	4.4%	11.2%	6.7%	5.7%	10.5%	7.0%
Mezzanine mortgages	8.1%	20.0%	12.7%	7.0%	20.0%	12.2%

During the years ended December 31, 2006 and 2005, mortgage loan lending rates, including fixed and variable, on new issues were:

	2006		2005
	Low	High	Low	High
Commercial mortgages	5.3%	7.4%	4.7%	7.5%
Residential mortgage loan pools	5.9%	7.4%	6.5%	7.3%
Mezzanine mortgages	16.0%	16.1%	7.0%	20.0%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 86.3% and 92.0% as of December 31, 2006 and 2005, respectively. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 97.5% and 98.0% as of December 31, 2006 and 2005, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The gain and loss activity of mortgage loans was as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Gross realized investment gains	$—	$2	$—
Gross realized investment losses	—	1	—
Impairment losses	—	—	—

As of December 31, 2006 and 2005, the Company had no restructured loans. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2006 and 2005.

The balance in the valuation allowance as of December 31, 2006 was $2 million. There was no valuation allowance as of December 31, 2005. Changes to the valuation allowance are recorded as unrealized capital losses in surplus.

Impaired mortgage loans consisted of the following:

	December 31,
	2006	2005
	(In Millions)
Impaired mortgage loans with valuation allowance	$2	$—
Less valuation allowances on impaired loans	(2)	—

Net carrying value of impaired mortgage loans	$—	$—

The average recorded investment in impaired loans was $2 million, $0 million and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively. Interest income on impaired loans was less than $1 million for the years ended December 31, 2006 and 2004. There was no interest income on impaired loans for the year ended December 31, 2005.

There were no mortgage loans with interest more than 180 days past due as of December 31, 2006 and 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of mortgage loans was as follows:

	December 31,
	2006	2005
	(In Millions)
California	$174	$172
Massachusetts	52	28
Texas	46	43
Washington	45	36
New York	41	36
Arizona	40	35
All other states and countries	352	340

Total commercial mortgage loans	750	690
Residential mortgage loan pools	312	275

Total mortgage loans	$1,062	$965

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools and there was no material negative impact to surplus based on the geographical concentrations for the years ended December 31, 2006 and 2005.

d.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2006	2005
	(In Millions)
Held for the production of income	$14	$14
Accumulated depreciation	(1)	(1)
Encumbrances	(4)	(4)

Held for the production of income, net	9	9

Total real estate	$9	$9

The Company had no real estate held-for-sale or occupied by the company as of December 31, 2006 and 2005.

The carrying value of non-income producing real estate, consisting primarily of land, was $3 million as of December 31, 2006 and 2005. One non-income producing real estate property with a carrying value of less than $1 million was under development as of December 31, 2006 and 2005.

Depreciation expense on real estate was less than $1 million for the years ended December 31, 2006, 2005 and 2004.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

There were no realized gains or losses for the years ended December 31, 2006, 2005 and 2004.

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Properties acquired through foreclosure are managed similarly. If a property in the portfolio is underperforming or is not expected to outperform the market in the future it is recommended for sale. Upon management’s approval for the sale of a property it is classified as held-for-sale. Properties acquired through foreclosure are classified as held-for-sale. There were no properties classified as held-for-sale as of December 31, 2006 and 2005.

e.	Partnerships and limited liability companies

The carrying value of partnerships and LLCs was $180 million and $116 million as of December 31, 2006 and 2005, respectively.

The gain and loss activity of partnerships and LLCs was as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Gross realized capital gains on sales	$1	$2	$—
Gross realized capital losses on sales	—	—	—
Impairment losses	1	1	—

Other-than-temporary impairments were less than $1 million for the year ended December 31, 2004.

The Company invests in partnerships which generate low income housing tax credits (“LIHTC”). As of December 31, 2006, the Company’s investment in LIHTC investments was less than 1% of total invested assets. These investments currently have unexpired tax credits which range from 8 to 11 years and have an initial 15 year holding period requirement.

For determining impairments on LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a 6.0% risk free rate of return and compares the result to its current book value. There were no impairments during 2006.

There were no write-downs or reclassifications made during the years ended December 31, 2006 and 2005 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC investments currently subject to regulatory review.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Net investment income

	Net investment income was derived from the following sources:
		Years Ended December 31,
		2006	2005	2004
		(In Millions)
	Bonds	$215	$206	$149
	Preferred stocks	1	1	1
	Common stocks - subsidiaries and affiliates	44	47	34
	Common stocks - unaffiliated	3	3	1
	Mortgage loans on real estate	65	59	41
	Contract loans	8	8	8
	Real estate	1	1	1
	Partnerships and LLCs	14	8	3
	Derivatives and other invested assets	5	18	25
	Cash, cash equivalents and short-term investments	13	7	12

	Subtotal investment income	369	358	275
	Amortization of IMR	(9)	(5)	—
	Less investment expenses	(15)	(15)	(9)

	Net investment income (loss)	$345	$338	$266

g.	Net realized capital gains and losses

	Net realized capital gains (losses) were comprised of the following:
		Years Ended December 31,
		2006	2005	2004
		(In Millions)
	Bonds	$(7)	$(12)	$—
	Preferred stocks	2	—	—
	Common stocks - unaffiliated	8	3	3
	Mortgage loans on real estate	—	1	—
	Partnerships and LLC’s	—	1	—
	Derivatives and other	(35)	(30)	(8)
	Federal and state taxes	12	12	1

	Net realized capital gains (losses) before deferral to IMR	(20)	(25)	(4)

	Net losses deferred to IMR	40	36	7
	Less taxes	(14)	(13)	(2)

	Net after tax losses deferred to IMR	26	23	5

	Net realized capital gains (losses)	$6	$(2)	$1

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Net realized gains (losses) on derivative financial instruments by type were as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Interest rate swaps	$(33)	$(14)	$(1)
Currency swaps	—	(1)	—
Options	(3)	(15)	(11)
Forward commitments	—	(1)	8
Financial futures	1	—	(4)

Net derivative realized capital gains (losses)	$(35)	$(31)	$(8)

5.	Common stocks - subsidiary and affiliates

MML Bay State is a wholly-owned stock life insurance subsidiary of the Company and primarily writes variable universal life and bank-owned life insurance business.

The Company received dividends from MML Bay State of $44 million and $47 million, in 2006 and 2005, respectively. A majority of MML Bay State’s statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these regulations, $37 million of MML Bay State’s shareholder’s equity is available for distribution to the Company in 2007 without prior regulatory approval.

Summarized below is statutory financial information for MML Bay State:

	As of and for the Years Ended December 31,
	2006	2005	2004
	(In Millions)
Total revenue	$155	$167	$170
Net income	37	44	47
Assets	4,550	4,377	4,307
Liabilities	4,338	4,159	4,085

6.	Derivative financial instruments

The Company may use derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company may also use a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instruments are unavailable. To a much lesser extent, some, approximately $2 million in replicated asset statement value, of these combinations are considered replication (synthetic asset) transactions as permitted under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily utilized to more closely match the interest rate characteristics of assets and liabilities arising from timing mismatches between assets and liabilities (including duration mismatches). Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company may utilize currency swaps for the purpose of managing currency exchange risks in its assets and its liabilities.

Credit default swaps involve a transfer of credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company may use credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company buys protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter into synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter into an interest rate swap at a future date. The Company may purchase these options and pay a premium in order to transform its callable liabilities into fixed term liabilities.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss in this environment. The increase in yield from the cap and swaption contracts in a rising interest rate environment may be used to raise credited rates, thereby increasing the Company’s competitiveness and reducing the policyholder’s incentive to surrender. These derivatives are also used to reduce the duration risk in certain investment portfolios. These derivative instruments are structured to mitigate the durations of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company may utilize certain other agreements including forward commitments and financial futures to reduce exposures to various risks. Forward commitments and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company may also use “to be announced” (“TBAs”) forward contracts to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2006 and 2005, the Company held collateral of $15 million and $13 million, respectively. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $43 million and $40 million as of December 31, 2006 and 2005, respectively. Negative values in the carrying value of a particular derivative category can result due to a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

The following tables summarize the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2006
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
		(In Millions)
Interest rate swaps	$21	$1,127	$—	$—
Currency swaps	(3)	68	4	22
Credit default swaps	—	46	—	13
Options	39	1,243	—	—
Forward commitments	(1)	72	—	40
Financial futures - long positions	—	16	—	—

Total	$56	$2,572	$4	$75

	December 31, 2005
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
		(In Millions)
Interest rate swaps	$19	$795	$11	$539
Currency swaps	2	32	3	56
Credit default swaps	—	36	—	—
Options	29	877	—	50
Forward commitments	1	126	—	12

Total	$51	$1,866	$14	$657

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the Company’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, or financial and other indices.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s notional amounts by contractual maturity and type of derivative:

	December 31, Remaining Life of Notional Amount
	Year(s)				Total	Total
	1	2 - 5	6 - 10	Thereafter	2006	2005
			(In Millions)
Interest rate swaps	$53	$438	$356	$280	$1,127	$1,334
Options	—	130	248	865	1,243	927
Currency swaps	17	33	40	—	90	88
Other derivatives	114	48	25	—	187	174

Total	$184	$649	$669	$1,145	$2,647	$2,523

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2006	2005
	(In Millions)
Open interest rate swaps in a fixed receive position	$747	$1,100
Open interest rate swaps in a fixed pay position	380	234

Total interest rate swaps	$1,127	$1,334

7.	Amounts on deposit with government authorities

The Company had assets in the amount of $3 million as of December 31, 2006 and 2005, which were on deposit with government authorities or trustees as required by law.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Fair value of financial instruments

The following fair value disclosures may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

The following table summarizes the Company’s financial instruments:

	December 31,
	2006		2005
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$3,457	$3,430	$3,699	$3,717
Preferred stocks	15	15	10	10
Common stocks - unaffiliated	59	59	45	45
Mortgage loans on real estate	1,062	1,054	965	971
Contract loans	153	153	134	134
Derivative financial instruments	56	56	51	51
Cash, cash equivalents and short-term investments	354	354	253	253

Financial liabilities:
Derivative financial instruments	$4	$4	$14	$14
Investment-type insurance contracts	3,442	3,354	3,546	3,673

As of December 31, 2006 and 2005, approximately 74% of bond securities were priced by external vendors and broker quotations. Internal models were used to price approximately 26% of bond securities as of December 31, 2006 and 2005.

The average fair value of derivative financial instrument assets was $54 million and $48 million during 2006 and 2005, respectively. The average fair value of derivative financial instrument liabilities was $9 million and $11 million during 2006 and 2005, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

9.	Deferred and uncollected life insurance premiums

Deferred and uncollected life insurance premiums are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The table below summarizes these deferred and uncollected premiums, gross and net of loading.

	December 31,
	2006		2005
	Gross	Net of Loading	Gross	Net of Loading
		(In Millions)
Ordinary renewal	$(20)	$(18)	$(22)	$(18)
Group life	1	1	1	1

Total	$(19)	$(17)	$(21)	$(17)

10.	Related party transactions

The Company has an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $86 million, $100 million and $113 million in 2006, 2005 and 2004, respectively. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis. As of December 31, 2006 and 2005, the net amounts due to MassMutual were $24 million. These outstanding balances are due and payable within 30 days of billing.

The Company participates in variable annuity exchange programs with its parent whereby certain MassMutual variable annuity contract holders can make a non-taxable exchange of their contract for an enhanced Company variable annuity contract. The Company received premium income of $159 million, $88 million and $118 million in 2006, 2005 and 2004, respectively, related to these exchange programs. The Company has an agreement with MassMutual to compensate MassMutual for its’ previous efforts in obtaining the contracts that are now being exchanged. As a result of these exchanges, the Company had commissions payable of less than $1 million as of December 31, 2006 and 2005 and paid commissions of $4 million, $1 million and $5 million to its parent for the years ended December 31, 2006, 2005 and 2004, respectively. As of December 31, 2006 and 2005, the net amounts due from MassMutual were less than $1 million. These outstanding balances are due and payable within 30 days of billing.

The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company’s initial retention limit per individual life insured is generally $15 million; the portion of the risk exceeding the retention limit is reinsured with other insurers, including MassMutual.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 75% of the premium on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment based upon experience. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. The modified coinsurance adjustment is the mechanism by which MassMutual funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Company holding the reserves on the ceded coverage rather than MassMutual. A modified coinsurance adjustment of $36 million, $34 million and $28 million, which was ceded to MassMutual in 2006, 2005 and 2004, respectively, was included in fees and other income. Premium income of $17 million, $19 million and $20 million was ceded to MassMutual in 2006, 2005 and 2004, respectively. Fees and other income also included $5 million, $6 million and $6 million of expense allowances from MassMutual in 2006, 2005 and 2004, respectively. Policyholders’ benefits of $38 million, $39 million and $35 million were ceded to MassMutual in 2006, 2005 and 2004, respectively.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 0.28% of the covered volume for any year, with maximum coverage of $25 million above the aggregate limit. The aggregate limit was $49 million in 2006, $46 million in 2005, and $51 million in 2004 and was not exceeded in any of the years. Premium income of $1 million was ceded to MassMutual under this stop-loss agreement in 2006, 2005 and 2004.

The Company has coinsurance agreements with MassMutual, whereby the Company cedes substantially all of the premium on new issues of certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment for future benefits on the ceded policies. In 2004, the Company discontinued its coinsurance agreements with MassMutual for new business related to two universal life products. These products are being replaced and are only being offered by the Company in a few states. Premium income of $81 million, $86 million and $138 million was ceded to MassMutual in 2006, 2005 and 2004, respectively. Fees and other income included $18 million, $19 million and $78 million of expense allowances from MassMutual in 2006, 2005 and 2004, respectively. In addition, experience refunds of $1 million, $2 million and $10 million were paid to the Company from MassMutual in 2006, 2005 and 2004, respectively. Policyholders’ benefits of $65 million, $29 million and $51 million were ceded to MassMutual in 2006, 2005 and 2004, respectively.

As of December 31, 2006 and 2005, the net amounts due to MassMutual for the various reinsurance agreements were $7 million and $2 million, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

11.	Reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million. The Company reinsures a portion of its life business under either a first dollar quota share arrangement or in excess of the retention limit. The amounts reinsured are on a yearly

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

renewable term or coinsurance basis. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company and its officers and directors do not own any portion of a reinsurer nor were any policies issued by the Company reinsured with a company chartered in a country other than the United States and which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

No new agreements have been executed nor existing agreements amended, since January 1, 2005, to include policies or contracts which were in force or which had existing reserves established by the Company as of the effective date of the agreements. The Company did not write-off any reinsurance balances and had no commutation of ceded reinsurance.

If all reinsurance agreements were terminated by either party as of the date of this statement, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $220 million assuming no return of the assets backing these reserves from the reinsurer to the Company upon termination of these agreements.

Premium ceded was $66 million, $62 million and $57 million and reinsurance recoveries were $56 million, $65 million and $54 million for the years ended December 31, 2006, 2005 and 2004, respectively. Amounts recoverable from reinsurers were $20 million and $28 million as of December 31, 2006 and 2005, respectively. At December 31, 2006, one reinsurer accounted for 35% of the outstanding reinsurance recoverable and the next largest reinsurer had 19% of the balance.

Reserves ceded, primarily associated with life policies for mortality and other related risks, were $256 million and $237 million as of December 31, 2006 and 2005, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2006		2005
	Amount	Interest Rates	Amount	Interest Rates
		($ In Millions)
Individual annuities	$3,439	4.5% - 9.0%	$3,517	4.5% - 9.0%
Individual universal and variable life	1,466	2.5% - 4.5%	1,389	2.5% - 4.5%
Group life	67	2.5% - 4.0%	65	2.5% - 4.0%
Individual life	23	2.5% - 4.5%	28	2.5% - 4.5%

Total	$4,995		$4,999

b.	Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $10 million and $28 million as of December 31, 2006 and 2005, respectively, were included in liabilities for deposit-type contracts. The interest rate on supplementary contracts was 3.0% as of December 31, 2006 and 2005.

c.	Secondary guarantees

The following table shows the liabilities for guaranteed minimum death benefits on annuity and variable universal life contracts:

	Annuity GMDB	Life GMDB	Total
	(In Millions)
December 31, 2006	$4	$6	$10
December 31, 2005	4	3	7

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the account values, net amount at risk and weighted average attained age for annuity contracts with guaranteed minimum death benefits classified as policyholders’ reserves and separate investment account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2006			December 31, 2005
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
			($ In Millions)
GMDB	$3,407	$85	61	$3,708	$150	61

Account balances of annuity contracts with GMDB guarantees invested in separate investment accounts were $2,958 million and $3,106 million as of December 31, 2006 and 2005, respectively. In addition to the amount invested in separate investment account options, $449 million and $602 million of account balances of annuity contracts with GMDB guarantees were invested in general investment account options as of December 31, 2006 and 2005, respectively.

The Company sells universal life and variable universal life type contracts, a portion of which offer certain secondary guarantees, such as a guarantee that the policy will not lapse, even if the account value is reduced to zero, as long as the policyholder makes scheduled premium payments. As of December 31, 2006 and 2005, the net liability for contracts with secondary guarantees on universal life and variable universal life type contracts including GMDB reserves was $262 million and $253 million, respectively.

The determination of GMDB reserves is based on actuarial guidelines. Reserve assumptions for GMDB benefits generally anticipate payout between ages 60 and 90.

13.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within surplus. Changes to deferred income taxes are reported on various lines within surplus. Limitations of deferred income taxes are recorded on the change in non-admitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within this caption on a net basis. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax credits, results in effective tax rates that differ from the federal statutory tax rate.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31,
	2006	2005
	(In Millions)
Total deferred tax assets	$177	$188
Total deferred tax liabilities	(17)	(17)

Net deferred tax asset	160	171
Deferred tax assets non-admitted	(131)	(149)

Net admitted deferred tax asset	$29	$22

Decrease (increase) in non-admitted asset	$18	$(22)

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Federal income tax expense on operating earnings	$6	$35	$45
Federal income tax benefit on net capital losses	(12)	(12)	(1)

Total federal income (benefit) taxes	$(6)	$23	$44

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2006	2005	Change
	(In Millions)
Deferred tax assets:
Reserve items	$85	$68	$17
Policy acquisition costs	70	72	(2)
Investment items	11	10	1
Non-admitted assets	3	2	1
Unrealized investment losses	2	9	(7)
Other	6	27	(21)

Total deferred tax assets	177	188	(11)
Non-admitted deferred tax assets	(131)	(149)	18

Admitted deferred tax assets	46	39	7

Deferred tax liabilities:
Unrealized investment gains	9	11	(2)
Deferred and uncollected premium	2	3	(1)
Reserve items	2	2	—
Other	4	1	3

Total deferred tax liabilities	17	17	—

Net admitted deferred tax assets	$29	$22	$7

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes, excluding amounts non-admitted, is comprised of the following and presented as a change to net unrealized capital gains (losses) and net deferred income taxes within the Statutory Statement of Changes in Surplus:

			Years Ended December 31,
			2006	2005
			(In Millions)
Change in deferred tax assets			$(11)	$23
Change in deferred tax liabilities			—	4

(Decrease) increase in deferred tax asset			(11)	27
Less items not recorded in the change in net deferred income taxes:
Tax effect of unrealized gains			(2)	(5)
Tax effect of unrealized losses			7	(6)

(Decrease) increase in net deferred income taxes			$(6)	$16

As of December 31, 2005, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

The components of federal income tax on operating items is recorded on the Statutory Statements of Income and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the statutory federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2006		2005		2004
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	($ In Millions)
Provision computed at statutory rate	$30	35%	$32	35%	$23	35%
Investment items	(23)	(26)	(28)	(31)	(19)	(29)
Change in reserve valuation basis	(4)	(5)	—	—	—	—
Non admitted assets	(1)	(1)	—	—	—	—
Other	(2)	(3)	3	3	(3)	(4)

Total statutory income taxes	$—	0%	$7	$7%	1	2%

Federal income tax (benefit) expense	$(6)		$23		$44
Change in net deferred income taxes	6		(16)		(43)

Total statutory income taxes	$—		$7		$1

During the years ended December 31, 2006, 2005 and 2004, the Company paid federal income taxes in the amounts of $26 million, $26 million and $27 million, respectively. As of December 31, 2006, federal income taxes paid in the current and prior years that will be

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

available for recovery in the event of future net losses were as follows: $6 million in 2006, $17 million in 2005 and $31 million in 2004.

The Company is included in a consolidated United States federal income tax return with its parent, Massachusetts Mutual Life Insurance Company (“MassMutual”), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible subsidiaries and certain affiliates. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the “Parties”) have executed and are subject to a written tax allocation agreement (the “Agreement”). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.” The NAIC is evaluating the applicability of FIN 48 on statutory financial reporting. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements.

The American Jobs Creation Act of 2004, enacted October 22, 2004, included a one-time dividend received deduction on the repatriation of certain earnings to a U.S taxpayer. This provision did not materially impact the Company’s financial position or results of operations.

In 2006, the Company settled tax issues with the federal government for the years 1998 through 2001. As a result of this settlement, the Company’s tax liability was reduced by $16 million in 2006. The United States Internal Revenue Service is currently examining 2002 through 2003. Management believes any adjustments that may result from such examinations will not materially impact the Company’s financial position or liquidity. While the Company is not aware of any adjustments that should reasonably give rise to a material adverse impact to the Company’s operating results, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the adjustment and the level of the Company’s income for the period.

14.	Shareholder’s equity

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the United States in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by various state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. The Company is required to obtain prior approval for dividend payments in 2007.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and in the amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company attempts to control its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2006 and 2005 or for the three years ended December 31, 2006.

Asset based management fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

c.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

The Company and MassMutual, along with numerous other defendants, have been named in an adversary proceeding in the Enron bankruptcy.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies or term life

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

policies issued between January 1, 1983 and December 31, 2003. As of December 31, 2006, the Company has paid $20 million of the original $43 million accrual.

It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

d.	Regulatory inquiries

The Company and its parent are subject to governmental and administrative proceedings and regulatory examinations and investigations in the ordinary course of business. The Company has cooperated fully with these regulatory agencies with regard to their examinations and investigations and has responded to information requests and comments.

These examinations and investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with examinations and investigations, the Company and its parent have been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

The Company believes that it is reasonable to expect that regulatory inquiries, examinations and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years except Low Income Housing Tax Credits (“LIHTC”) investments which extend up to eight years. The Company is not required to fund commitments once the commitment period expires. As of December 31, 2006, the Company had the following commitments:

	2007	2008	2009	2010	There -after	Total
			(In Millions)
Private placements	$43	$19	$9	$4	$19	$94
Mortgage loans	43	47	29	7	1	127
Joint ventures, partnerships and LLCs	14	6	4	25	87	136
LIHTC investments (including equity contributions)	3	1	—	—	—	4

Total	$103	$73	$42	$36	$107	$361

16.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts at December 31, 2006 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal - With fair value adjustment	$38	1%
At book value less current surrender charge of 5% or more	761	12
At fair value	2,940	46

Subtotal	3,739	59
Subject to discretionary withdrawal - At book value without fair value adjustment	2,639	41
Not subject to discretionary withdrawal	11	—

Total	$6,389	100%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the reconciliation of total annuity actuarial reserves and deposit-type contracts fund liabilities at December 31, 2006:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$3,439
Liabilities for deposit-type contracts	10

Subtotal	3,449
Separate Account Annual Statement:
Annuities	2,940

Total	$6,389

b.	Separate accounts

The Company has separate accounts classified as non-guaranteed, which are variable accounts where the benefit is determined by the performance and/or market value of the investment held in the separate account with the incidental risk, notional expense, and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2006 is as follows:

Non-Guaranteed
(In Millions)
Net premium, considerations or deposits	$159

Reserves:
For accounts with assets at:
Fair value	$3,433
Amortized cost	—

Total reserves	3,433
Other liabilities	45

Total	$3,478

By withdrawal characteristics:
Subject to withdrawal:
At book value without fair value adjustment and current surrender charge of 5% or more	$391
At fair value, which may or may not have a surrender charge	2,940
At book value without fair value adjustment and with current surrender charge less than 5%	102

Subtotal	3,433
Other liabilities	45

Total	$3,478

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2006, net transfers from separate accounts included in the Statutory Statements of Income were $393 million, which included transfers to separate accounts of $163 million and transfers from separate accounts of $556 million.

17.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows, non-cash transactions primarily related to the following: (1) the exchange of bonds for bonds of $119 million, $96 million and $132 million for the years ended December 31, 2006, 2005 and 2004, respectively; (2) the conversion of stocks to stocks of $2 million and $3 million for the years ended December 31, 2006 and 2005, respectively; and (3) the conversion of bonds to stocks of $4 million for the year ended December 31, 2004.

18.	Subsidiary and affiliated companies

The relationship of the Company, its subsidiary and affiliated companies as of December 31, 2006 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding LLC

MassMutual Holding MSC, Inc.

MassMutual International LLC

MMHC Investment LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 96.8%

MassMutual Baring Holding, LLC

MML Financial, LLC

MassMutual Capital Partners LLC

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

PART C

OTHER INFORMATION

Item 26. Exhibits

Exhibit (a)	i	Resolution of the Board of Directors of C.M. Life Insurance Company, establishing the Separate Account.1
Exhibit (b)	Not Applicable
Exhibit (c)	i.	Form of distribution servicing agreement between MML Distributors, LLC and C.M. Life Insurance Company.[2]
Exhibit (d)	i.	Form of Survivorship Flexible Premium Adjustable Variable Life Insurance Policy[3]
	ii	Form of Accelerated Benefit Rider[3]
	iii.	Form of Estate Protection Rider[3]
	iv.	Form of Policy Split Option Rider[3]
	v.	Form of Survivorship Term Rider[3]
Exhibit (e)	Form of application for Survivorship Flexible Premium Adjustable Variable Life Insurance Policy.[4]
Exhibit (f)	i.	Copy of the Charter of Incorporation of C.M. Life Insurance Company.[5]
	ii.	By-Laws of C.M. Life Insurance Company.[5]
Exhibit (g)	Form of Reinsurance Contracts.[6]
	i.	Schedule of Reinsurers[7]
Exhibit (h)	i.	Form of Participation Agreements
		a.	AIM Variable Insurance Funds, Inc.[8]
		b.	American Century Variable Portfolios, Inc.[9]
		c.	American Funds Insurance Series®[10]
		d.	BT Insurance Funds Trust[11]
		e.	Variable Insurance Products Fund II2
		f.	Goldman Sachs Variable Insurance Trust[2]
		g.	Janus Aspen Series[11]
		h.	MFS Variable Insurance Trust[2]
		i.	MML Series Investment Fund[12]
		j.	MML Series Investment Fund II12
		k.	Oppenheimer Variable Account Funds[8]
		l.	Panorama Series Fund, Inc.[13]
		m.	T. Rowe Price Equity Series, Inc.[2]
		n.	Templeton Variable Products Series Fund[11]
	ii.	Shareholder Information Agreements
		a.	AIM Investment Services, Inc.[7]
		b.	American Century Investment Services, Inc.[7]
		c.	American Funds Service Company[7]
		d.	DWS Scudder Distributors, Inc.[7]
		e.	Fidelity Distributors Corporation[7]
		f.	Franklin/Templeton Distributors, Inc.[7]
		g.	Goldman Sachs & Co.[7]
		h.	Janus Aspen Series[7]
		i.	MFS Fund Distributors, Inc.[7]
		j.	MML Series Investment Fund[7]
		k.	MML Series Investment Fund II7
		l.	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc.[7]
		m.	T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc.[7]
Exhibit (i)	Not Applicable
Exhibit (j)	Not Applicable
Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered.*
Exhibit (l)	Not Applicable
Exhibit (m)	Not Applicable
Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm — KPMG LLP*
	ii.	a.	Powers of Attorney[8]
		b.	Power of Attorney - Michael Rollings*
Exhibit (o)	Not Applicable
Exhibit (p)	Not Applicable
Exhibit (q)	SEC Procedures Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy.[7]

1	Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-61679 filed with the Commission as an exhibit on May 1, 1998.

2	Incorporated by reference to the Initial Registration Statement No. 333-65887 filed with the Commission as an exhibit on October 20, 1998.

3	Incorporated by reference to the Initial Registration Statement No. 333-88493, filed with the Commission as an exhibit on October 5, 1999.

4	Incorporated by reference to Initial Registration Statement to Registration Statement No. 333-114171 on Form N-6 filed with the Commission as an exhibit on April 2, 2004.

5	Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 033-91072 filed with the Commission as an exhibit effective May 1, 1998.

6	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-50410 filed on Form N-6 with the Commission as an exhibit on July 8, 2002.

7	Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement No. 333-50410 on Form N-6, filed with the Commission as an exhibit on or about April 25, 2007.

8	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991 on Form N-4, filed on April 24, 2006.

9	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657 filed with the Commission as an exhibit on May 26, 1998.

10	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101495 filed with the Commission as an exhibit on March 27, 2003.

11	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-80991 filed with the Commission as an exhibit on September 20, 1999.

12	Incorporated by reference to Initial Registration Statement No. 333-130156 on Form N-4, filed with the Commission as an exhibit on December 6, 2005.

13	Incorporated by reference to Initial Registration Statement No. 333-22557, filed with the Commission as an exhibit on February 28, 1997.

* Filed herewith.

Item 27. Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Isadore Jermyn, Director, Senior Vice President and Actuary 1295 State Street Springfield, MA 01111	Stephen L. Kuhn, Director, Senior Vice President and Secretary 1295 State Street Springfield, MA 01111

Stuart H. Reese, Chairman, President and Chief Executive Officer (Principal Executive Officer) 1295 State Street Springfield, MA 01111
PRINCIPAL OFFICERS (other than those who are also Directors):

Roger W. Crandall, Executive Vice President — Investments 1295 State Street Springfield, MA 01111	Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111

Mark Roellig, Executive Vice President and General Counsel 1295 State Street Springfield, MA 01111	Michael T. Rollings, Executive Vice President and Chief Financial Officer (Principal Financial Officer) 1295 State Street Springfield, MA 01111

Norman A. Smith, Vice President (Principal Accounting Officer) 1295 State Street Springfield, MA 01111

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC - 1%.)

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer.

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. - 46%).

1.)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, LLC - 50%; MML Realty Management Corporation - 50%).

4.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Babson Capital Management Inc., a Delaware corporation which holds a real estate license.

c.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest - 58%).

d.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest -58% - of DP.)

e.	Leland Fund Multi G.P., Ltd. (March 8, 2001) is a corporation that acts as the general partner to several entities that comprise the hedge fund known as Leland.

f.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

g.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

i.	Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC.

5.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding LLC - 97.9%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

6.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

7.)	OFI Institutional Asset Management, Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds International Distributor Limited (formerly known as OppenheimerFunds (Asia) Limited), a Hong Kong mutual fund marketing company. (10% by OFI).

8.)	OppenheimerFunds International, Ltd. (July 9, 1997), a wholly-owned subsidiary of OppenheimerFunds, Inc., is the manager of OppenheimerFunds Real Asset Futures plc and OppenheimerFunds plc, each a Dublin-based investment company, for which OppenheimerFunds, Inc. provides portfolio management services as an investment adviser.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management Limited, a company based in the United Kingdom.

4.)	Tremont Securities, Inc., a New York company that acts as a registered broker dealer.

5.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.), a New York company.

6.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

7.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

6.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

7.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

8.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual investments.

9.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation - 50%; Cornerstone Real Estate Advisers LLC - 50%).

10.	MassMutual International LLC (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.9% by MassMutual International LLC and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, 01% by Ling Sau Lei and .01% by Jones Leung.).

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. - 50%, Protective Capital (International) Limited - 50%).

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. - 50%, Protective Capital (International) Limited - 50%).

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC - 79.43%; MassMutual Holding LLC - .07%; 1279342 Ontario Limited - 20.5%).

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada - 99.99 % and MassMutual International LLC - 0.1%).

a.)	Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) Limitada - 33.49%).

c.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

d.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International LLC - 99.9%; MassMutual Holding LLC - .01%).

e.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. - 39%).

2.)	Fuh Hwa Securities Investment Trust Co. Ltd, a mutual fund firm in Taiwan (MassMutual Mercuries Life Insurance Company - 30.7%; MassMutual International Holding MSC, Inc. - 21.1%).

f.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC - 80%; MM Real Estate Co., Ltd. - 7.6%; Protective Capital (International) Ltd. - 6.38%; MassMutual Asia Limited - 5.9%; and MassMutual Life Insurance Company - .02%).

1.)	Hakone Fund LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

2.)	Hakone Fund II LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

g.	MM Real Estate Co., Ltd., a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company - 4.8%; MassMutual International LLC - 95.2%).

11.	MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

12.	MassMutual Assignment Company (Oct. 4, 2000), a North Carolina corporation which operates a structured settlement business.

13.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

b.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

c.	Invicta Holdings LLC (April 12, 2006), a Delaware limited liability company that acts as a holding company.

1.)	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

2.)	Invicta Capital LLC (April 12, 2006), a Delaware limited liability company that will guarantee the obligations of Invicta Credit LLC.

a.)	Invicta Credit LLC (April 12, 2006), a Delaware limited liability company that will operate as a credit derivative product company selling credit protection using credit default swaps.

14.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Asset Management Life Limited (December 6, 1999), a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986.

b.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

c.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

d.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

e.)	Baring Private Investment Management Limited (February 23, 1989), a company incorporated under the laws of England and Wales. This is a non-trading company.

f.)	Baring International Investment Management Holdings Limited (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

ii.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors

iii.	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

iv.	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

v.	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

aa.	Baring Mutual Fund Management S.A.(June 8, 1989), a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund.

bb.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.)	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

ii.)	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

iii.)	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

iv.)	Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

v.)	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

aa.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

bb.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

cc.)	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

dd.)	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management Holdings, Inc. (March 16, 1979), a Delaware corporation that acts as an intermediate holding company.

1.)	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

2.)	Baring Investment Services, Inc. (December 22, 1987), a Delaware corporation that acts as a captive broker-dealer.

15.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

•	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MassMutual Select Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•

MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

•	The Greater China Fund, Inc and The Asia Pacific Fund, Inc: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Bond Fund Series

•	Centennial California Tax-Exempt Trust

•	Centennial Government Trust

•	Centennial Money Market Trust

•	Centennial New York Tax Exempt Trust

•	Centennial Tax Exempt Trust

•	OFI Tremont Core Strategies Hedge Fund

•	OFI Tremont Market Neutral Hedge Fund

•	Oppenheimer Absolute Return Fund

•	Oppenheimer AMT-Free Municipals

•	Oppenheimer AMT-Free New York Municipals

•	Oppenheimer Balanced Fund

•	Oppenheimer Baring China Fund

•	Oppenheimer Baring Japan Fund

•	Oppenheimer California Municipal Fund

•	Oppenheimer Capital Appreciation Fund

•	Oppenheimer Capital Income Fund

•	Oppenheimer Cash Reserves

•	Oppenheimer Champion Income Fund

•	Oppenheimer Developing Markets Fund

•	Oppenheimer Discovery Fund

•	Oppenheimer Dividend Growth Fund

•	Oppenheimer Emerging Growth Fund

•	Oppenheimer Emerging Technologies Fund

•	Oppenheimer Enterprise Fund

•	Oppenheimer Equity Fund, Inc.

•	Oppenheimer Global Fund

•	Oppenheimer Global Opportunities Fund

•	Oppenheimer Gold & Special Minerals Fund

•	Oppenheimer Growth Fund

•	Oppenheimer High Yield Fund (in the process of de-registering)

•	Oppenheimer Institutional Money Market Fund

•	Oppenheimer Integrity Funds

•	Oppenheimer International Bond Fund

•	Oppenheimer International Diversified Fund

•	Oppenheimer International Growth Fund

•	Oppenheimer International Large-Cap Core Trust (in the process of de-registering)

•	Oppenheimer International Small Company Fund

•	Oppenheimer International Value Trust

•	Oppenheimer Limited Term California Municipal Fund

•	Oppenheimer Limited-Term Government Fund

•	Oppenheimer Main Street Funds, Inc.®

•	Oppenheimer Main Street Opportunity Fund®

•	Oppenheimer Main Street Small Cap Fund®

•	Oppenheimer MidCap Fund

•	Oppenheimer Money Market Fund, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Municipal Fund

•	Oppenheimer Portfolio Series

•	Oppenheimer Principal Protected Trust II®

•	Oppenheimer Principal Protected Trust III®

•	Oppenheimer Principal Protected Trust®

•	Oppenheimer Quest Capital Value Fund, Inc.

•	Oppenheimer Quest For Value Funds

•	Oppenheimer Quest International Value Fund, Inc.

•	Oppenheimer Quest Value Fund, Inc.

•	Oppenheimer Commodity Strategy Total Return Fund

•	Oppenheimer Real Estate Fund

•	Oppenheimer Rochester Arizona Municipal Fund

•	Oppenheimer Rochester Maryland Municipal Fund

•	Oppenheimer Rochester Massachusetts Municipal Fund

•	Oppenheimer Rochester Michigan Municipal Fund

•	Oppenheimer Rochester Minnesota Municipal Fund

•	Oppenheimer Rochester North Carolina Municipal Fund

•	Oppenheimer Rochester Ohio Municipal Fund

•	Oppenheimer Rochester Virginia Municipal Fund

•	Oppenheimer Select Value Fund

•	Oppenheimer Senior Floating Rate Fund

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer SMA Core Bond Fund

•	Oppenheimer SMA Baring International Fund

•	Oppenheimer SMA International Bond Fund

•	Oppenheimer Strategic Trust

•	Oppenheimer Transition 2010

•	Oppenheimer Transition 2015

•	Oppenheimer Transition 2020

•	Oppenheimer Transition 2030

•	Oppenheimer Tremont Market Neutral Fund, LLC

•	Oppenheimer Tremont Opportunity Fund, LLC

•	Oppenheimer U.S. Government Trust

•	Oppenheimer Variable Account Funds

•	Panorama Series Fund, Inc.

•	Rochester Fund Municipals

•	Rochester Portfolio Series

•	Tennenbaum Opportunities Fund V, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Opportunities Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Partners, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Tennenbaum Opportunities Partners V, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

Item 29. Indemnification

RULE 484 UNDERTAKING

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;
(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or
(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Item 30. Principal Underwriters

(a)	MML Distributors, LLC a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State. MML Distributors, LLC also acts as principal underwriter for MML Series Investment Fund and MML Series Investment Fund II, registered investment companies.

(b)	MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
William F. Glavin	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

Peter G. Lahaie	Chief Financial Officer and Treasurer

Andrew Dickey	Member Representative Massachusetts Mutual Life Insurance Co. Member Representative MassMutual Holding L.L.C.	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Susan Scanlon	Chief Compliance Officer and Enfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

Marilyn Edstrom	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Alan Taylor	Registration Manager	1295 State Street Springfield, MA 01111-0001

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Robert Wittneben	Chief Information Officer	1295 State Street Springfield, MA 01111-0001

Eugene Charon	Assistant Vice President and Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Jennifer L. Lake	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Lenore MacWade	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Denise Kresock	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Cade Cherry	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Retirement Services Supervisor	1295 State Street Springfield, MA 01111-0001

Camille Donald	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Michael R. Fanning	U.S. Insurance Group Supervisor	1295 State Street Springfield, MA 01111-0001

Ellen Dziura	Retirement Income Supervisor	1295 State Street Springfield, MA 01111-0001

(c)

Name of Principal Underwriter	Net Underwriting Commissions[1]	Other Compensation
MML Distributors, LLC		$11,468[2]

[1]

Commissions will be paid through MML Distributors and MML Investors Services, Inc. to agents and selling brokers for selling the policy. During January 1, 2006 through December 31, 2006, commissions paid were $709,546.

[2]	MML Distributors receives compensation for its activities as underwriter for the Separate Account. Compensation paid to and retained by MML Distributors in 2006 was $11,468.

Item 31. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32. Management Services

Not Applicable

Item 33. Fee Representation

REPRESENTATION UNDER SECTION 26(f)2(A) OF

THE INVESTMENT COMPANY ACT OF 1940

C.M. Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable universal life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, C.M. Life Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 11 to Registration Statement No. 333-88493 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 11 to Registration Statement No. 333-88493 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 24th day of April, 2007.

C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I (Registrant)

By:	/s/ Stuart H. Reese*
Stuart H. Reese, Chairman, President and Chief Executive Officer C.M. Life Insurance Company

C.M. LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Stuart H. Reese*
Stuart H. Reese, Chairman, President and Chief Executive Officer C.M. Life Insurance Company

/s/ Stephen L. Kuhn	On April 24, 2007, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.
*Stephen L. Kuhn

As required by the Securities Act of 1933, this Post-Effective Amendment No. 11 to Registration Statement No. 333-88493 has been signed by the following persons, as officers and directors of the Depositor, in the capacities and on the dates indicated.

Signature	Title	Date
/S/ STUART H. REESE*	Chairman, President and Chief Executive Officer (Principal Executive Officer)	April 24, 2007
Stuart H. Reese

/S/ MICHAEL T. ROLLINGS*	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 24, 2007
Michael T. Rollings

/s/ NORMAN A. SMITH*	Vice President and Controller (Principal Accounting Officer)	April 24, 2007
Norman A. Smith

/s/ STEPHEN L. KUHN	Director	April 24, 2007
Stephen L. Kuhn

/S/ ISADORE JERMYN*	Director	April 24, 2007
Isadore Jermyn

/S/ STEPHEN L. KUHN
*Stephen L. Kuhn	on April 24, 2007, as Attorney-in-Fact pursuant to powers of attorney.

INDEX TO EXHIBITS

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered

Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm—KPMG LLP

	ii.	b. Power of Attorney—Michael Rollings